UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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☑	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12
Leidos Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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leidos

MAKING SMART SMARTER

leidos

2025

PROXY STATEMENT

Notice of Annual Meeting
of Stockholders

May 2, 2025
9:00 a.m. ET

Who We Are

About Leidos

Commitments

We are guided by our commitment to deliver:

- Mission success for our customers.
- Endless opportunities for our employees.
- Superior returns for our shareholders.
- Growth and prosperity for our company.
- Healthy investments in our communities.

Our Values are Embodied by Our Employees

Our values are demonstrated by our 48,000 employees each and every day they are helping our customers execute on important missions on the front lines of the world's most complex markets.

- **INTEGRITY** is having the courage to make tough ethical decisions, taking pride in our work, being transparent with our team, and being respectful of everyone.
- **INNOVATION** is not limited to our engineers and scientists. It is acting as a catalyst. Being tenacious and curious to help us excel and be a part of a learning organization.
- **COLLABORATION** is being team-oriented and proactively engaging to meet shared objectives. It is about building relationships and staying connected with each other.
- **INCLUSION** is fostering a sense of belonging, welcoming all perspectives and contributions, and providing equal access to opportunities and resources for everyone.
- **AGILITY** is being flexible, creative, and resilient. It is our ability to think and act small while using the size and strength of our balance sheet to our advantage.
- **COMMITMENT** is being accountable, taking ownership, modeling servant leadership, and operating with a sense of urgency to our customers and teams.

Letter to Our Stockholders

DEAR FELLOW STOCKHOLDERS,
Thanks to the dedication of our 48,000 teammates worldwide, I am proud to report that Leidos achieved outstanding success throughout fiscal year 2024. Not only did we increase revenues by 7.9% to a record $16.7 billion and deliver strong bottom line and cash performance, but we also exceeded the ambitious three-year financial goals we set in 2021. On top of that, 2024 was our best growth year since 2020, with an overall book-to-bill ratio of 1.4 and year-over-year backlog growth of 18% to $43.6 billion. This excellent multi-year performance now gives us the financial flexibility to deploy capital in support of our growth initiatives and shareholder value going forward.
Building on our 2024 momentum, we expect 2025 to be another exciting year as we implement our new NorthStar 2030 growth strategy, the outcome of the year of deep strategic thinking which I foreshadowed in my previous letter. Grounded in careful evaluation of our portfolio against our 10-year Leidos Proprietary Hypothesis of the Future, our strategy keys on a select group of specific “growth pillars” where we know customer needs are growing, market profitability is robust, and Leidos differentiation is evident and accelerating. The new U.S. administration’s emphasis on driving efficiency across government operations only increases our confidence in our new strategy. The domestic and geopolitical megatrends that we predicted would occur over the next decade are now coming true at an even faster pace than expected. And because of our work last year, we are well prepared.
NorthStar 2030 positions us well now, and in the future, because it is grounded in one unifying theme: Leidos exists to make our customer outcomes smarter and more efficient. Everything we do—for every one of our customers—is linked to this statement. Leidos was created to leverage innovation for our customers to meet the immense and enduring national security challenges faced by America and its allies—whether it be deterring and winning battles abroad, protecting the homeland, or driving government efficiencies to expand economic strength and fuel the future. That is exactly what the new U.S. administration is focused on, too. We view its priorities as tremendous opportunities for Leidos, and we are moving at pace to seed the field with ideas for better, faster, and cheaper government solutions, underpinned by our Promises Made, Promises Kept culture and Making Smart Smarter mindset.
As always, we recognize that our people are the driving force behind our success. That is why we have made significant investments to enhance employee benefits, expand technical upskilling initiatives, and raise our stature as an employer of choice where the best and brightest can Break Limits throughout their careers. By supporting employee growth, we strengthen our ability to deliver smarter digital and mission innovations to our customers.

“ These are exciting times indeed. With our NorthStar 2030 strategy to guide us, I am confident that our past success is just prologue to an awesome future ahead.”

LEIDOS	1

LETTER TO OUR STOCKHOLDERS

These are exciting times indeed. With our NorthStar 2030 strategy to guide us, I am confident that our past success is just prologue to an awesome future ahead. For now, I invite you to carefully review the attached Proxy Statement and vote in a way that supports the continued success of Leidos, in line with our Board’s recommendations.
On behalf of our Leidos teammates, our leadership team, and our Board of Directors, thank you for your trust and investment in Leidos. Your unwavering support fuels our drive and our success—for that, I am deeply grateful.
THOMAS A. BELL
Chief Executive Officer

2	2025 PROXY STATEMENT

Letter to Our Stockholders

DEAR FELLOW STOCKHOLDERS,
The Leidos Board of Directors greatly appreciates your ongoing investment and interest in our Company. We are incredibly proud of our team’s dedication to our mission of serving government and commercial customers with smarter, more efficient digital and mission innovations. In fiscal 2024, we achieved exceptional financial performance, including a revenue growth of 8% and an increase in non-GAAP earnings per share of 40%. We also increased our quarterly dividend and continued our share repurchase program, returning a total of $906 million to our stockholders. These results reflect the steadfast commitment of our 48,000 employees toward our goals and sustainable growth strategy, as well as the trust our customers place in us. Thank you for being an integral part of our journey.
As your Board of Directors, we remain committed to maintaining strong governance practices and upholding our core values of integrity, innovation, agility, collaboration, commitment, and inclusion. We have maintained active oversight of the business, ensuring that our strategic objectives are met and that we continue to deliver value to our stockholders. With the addition of a new member over the past year and the retirement of three esteemed members, the Board will consist of nine independent members plus Tom Bell, the Leidos CEO, after the annual meeting. Our Board encompasses a mix of fresh perspectives and seasoned experience. This diversity equips us to navigate risks and seize strategic opportunities in an evolving world.
We are pleased to welcome Tina W. Jonas to our Board. Tina brings a wealth of experience from both government and private sectors. As the former Undersecretary of Defense (Comptroller) of the Department of Defense, she managed one of the world’s largest budgets, overseeing over $400 billion in defense spending annually. Her strategic financial management and commitment to fiscal responsibility significantly support operational efficiency and accountability. Tina’s expertise in financial management, risk assessment, and strategic planning will be invaluable to Leidos as we continue to grow and navigate an increasingly complex global environment.
We would like to take a moment to honor the outstanding contributions of our retiring members.
Bob Kovarik has been instrumental in strengthening our financial oversight and governance. With exceptional expertise in finance and auditing, Bob has significantly enhanced the integrity and transparency of our financial practices. His deep understanding of risk management and analytical prowess has ensured that Leidos maintains the highest standards of financial integrity. Bob’s commitment to excellence and his ability to navigate complex financial landscapes have contributed immensely to our sustainable growth.

“
We remain committed to maintaining strong governance practices and upholding our core values of integrity, innovation, agility, collaboration, commitment, and inclusion. We have maintained active oversight of the business, ensuring that our strategic objectives are met and that we continue to deliver value to our stockholders.”

LEIDOS	3

LETTER TO OUR STOCKHOLDERS

Surya Mohapatra has provided invaluable insights through his visionary leadership and profound knowledge of the healthcare industry. His strategic acumen and innovative thinking have been catalysts for our growth strategies and innovation initiatives. Surya’s dedication to advancing healthcare technology and improving patient outcomes has expanded our impact in this critical sector. His perspectives on industry trends and technological advancements have been a driving force in our pursuit of excellence and leadership in innovation.
Susan Stalnecker has offered exceptional guidance rooted in her deep expertise in corporate governance and risk management. Her strategic mindset, financial acumen, and commitment to ethical business practices along with her adeptness at navigating complex organizational challenges have strengthened our Company’s foundation. Her insightful perspectives and unwavering dedication have greatly enhanced our Board's effectiveness and have been instrumental in steering Leidos toward continued success.
In 2024, the Company and the Board engaged in a year of deep strategic thinking, actively discussing the Company's future strategy and providing guidance and oversight. We will share these developments with our stockholders at our Investor Day. The Board is enthusiastic about our NorthStar 2030 strategy, which paints a bold vision of who we aim to be, guiding us like the steadfast North Star. Under Tom Bell’s leadership as our Chief Executive Officer, we believe Leidos will continue to thrive, and we are confident that Tom’s guidance will drive us toward sustained success.
We remain committed to proactive engagement with our stockholders. Throughout fiscal 2024, senior management engaged with shareholders who collectively own the majority of our shares. Our discussions covered various topics, from board composition and human capital management to supply chain and corporate strategy. The feedback we received has been instrumental in shaping our practices and focusing our attention on critical issues.
We deeply appreciate the trust you have placed in us and your continued investment in Leidos’ future. It is our privilege to serve you and Leidos in our roles as directors.
Sincerely,
ROBERT S. SHAPARD
Independent Chair

4	2025 PROXY STATEMENT

Notice of Annual Meeting of Stockholders

DATE AND TIME: Friday, May 2, 2025, 09:00 A.M. Eastern Time	LOCATION: 1750 Presidents Street, Reston, Virginia 20190	RECORD DATE: March 5, 2025

ITEMS OF BUSINESS	YOUR VOTE IS IMPORTANT!

PROPOSALS		VOTE RECOMMENDATIONS	FOR FURTHER DETAILS	VOTING METHODS

1	Election of 10 directors	“FOR” each nominee	See page 17
INTERNET www.proxyvote.com

2	Advisory vote to approve the compensation of our named executive officers	“FOR”	See page 43

3	Ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2026	“FOR”	See page 79

TELEPHONE 1-800-690-6903

4	Approval of Amendment to Certificate of Incorporation to Clarify Rights of Stockholders to Call a Special Meeting	“FOR”	See page 82

5	Approval of Amendment to Certificate of Incorporation to Limit Liability of Officers as Permitted by Law	“FOR”	See page 84

MAIL Mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope

Stockholders will also transact such other business as may properly come before the meeting or any adjournments, postponements, or continuations of the meeting.
This proxy statement is being furnished to the stockholders of Leidos Holdings, Inc. in connection with the solicitation of proxies by our Board of Directors for use at our annual meeting of stockholders to be held at the Company’s office at 1750 Presidents Street, Reston, Virginia, on Friday, May 2, 2025, at 9:00 a.m. Eastern Time and at any and all adjournments, postponements or continuations of the meeting. This proxy statement is first being sent or made available to our stockholders on or about March 17, 2025.
Due to space limitations, attendance is limited to stockholders and one guest each. Admission to the meeting is on a first-come, first-served basis. Registration will begin at 8:00 a.m. Eastern Time. Valid government-issued picture identification and proof of stock ownership as of the record date must be presented to attend the meeting. If you hold shares of Leidos common stock through a broker, bank, trust, or other nominee, you must bring a copy of a statement reflecting your stock ownership as of the record date, follow any instructions provided by them in order to attend the annual meeting of stockholders, and present a legal proxy from your bank, broker, trust or other nominee in order to vote. Cameras, recording devices, and other large electronic devices such as tablets or laptops, as well as backpacks or other large bags or packages, are not permitted in the meeting. If you require special assistance at the meeting because of a disability, please contact the Corporate Secretary at 1750 Presidents Street, Reston, VA 20190.
By Order of the Board of Directors,
BRIAN Z. LISS
Corporate Secretary
March 17, 2025

IN PERSON Attend the meeting in Reston, Virginia

If you hold your shares of Leidos common stock in street name, you should follow any instructions provided by your broker, bank, trust, or other nominee.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 2, 2025. The proxy statement and the annual report are available at www.proxyvote.com.

LEIDOS	5

Certain statements in this proxy statement and letters to our stockholders, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may appear throughout this report. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

6	2025 PROXY STATEMENT

Our Company
Company Overview
Leidos is an industry and technology leader serving government and commercial customers with smarter, more efficient digital and mission innovations. Headquartered in Reston, Virginia, with 48,000 global employees, we bring domain-specific capabilities, technologies and insights to customers in each of these markets by leveraging seven technical core capabilities: trusted mission artificial intelligence, cyber operations, digital modernization, mission software systems, integrated systems, mission operations, and rapid prototyping and manufacturing. Applying our technically advanced solutions to help solve our customers’ most difficult problems has enabled us to build strong relationships with key customers. By leveraging expertise in multiple disciplines, tailoring our services and solutions to the particular needs of our targeted markets and using advanced analytics, we work to securely deliver services and solutions that not only meet customers’ current goals, but also support their future missions.

KEY STATISTICS	MARKETS

Headquarters: Reston, Virginia 48,000+/- employees worldwide

WORKFORCE

52% Have a U.S. Security Clearance

$7.4B
NATIONAL SECURITY AND DIGITAL We provide leading-edge and technologically advanced services, solutions and products, as well as mission software capabilities for defense and intelligence customers in the areas of cyber, logistics, security operations and decision analytics.
$5.0B
HEALTH AND CIVIL We provide services and solutions to federal and commercial customers in the areas of public health, care coordination, life and environmental sciences and transportation. We are dedicated to delivering effective and affordable solutions that are responsible for the health and well-being of people, including service members and veterans.
$2.3B
COMMERCIAL AND INTERNATIONAL We deliver a portfolio of products, services, and solutions aimed at securing national assets, modernizing energy and critical infrastructure, and enhancing mission outcomes.
$2.0B
DEFENSE SYSTEMS We address threats facing our nation by rapidly prototyping and delivering advanced hardware, software, and integrated systems solutions. We are dedicated to delivering cost-effective solutions in the space, airborne, land, maritime and cyber domains and supporting critical missions worldwide.

24% Have Advanced Degrees

19% Employees Are Military Veterans

Operation MVP is our Company-wide initiative to hire and support military veterans and spouses.

LEIDOS	7

OUR COMPANY
Strategic Focus
Our business model continues to differentiate us in the marketplace and lead to strong revenue growth, adjusted EBITDA, and cash generation based on our:

SCALE	POSITIONING	TALENTED PEOPLE

▶Largest government technology services provider ▶Past performance and resources to pursue any opportunity	▶Prime positions on programs of national and global significance ▶Diversified portfolio with differentiated technology solutions	▶Focus on employee growth and development ▶Investing to be an employer of choice

Business Performance Highlights for
2024 Relating to Pay
Our business performance in 2024 was strong. We ended fiscal 2024 with reported revenues of $16.7 billion, an increase of 8% compared to the prior fiscal year. Our performance builds on Leidos’ success as an industry and technology leader serving government and commercial customers with smarter, more efficient digital and mission innovations. In fiscal 2024, we increased adjusted EBITDA margin by 210 basis points compared to the prior fiscal year to a record 12.9%, enabling a 19% increase in operating cash flow. We delivered on our financial commitments to investors, allocated capital to deliver value for our stockholders, won programs that position us for future growth, and grew our talent base.
The data set forth below include the performance metrics that form a significant part of our 2024 compensation targets. We achieved 104% of our revenue compensation target, demonstrating a strong foundation for growth. Adjusted EBITDA margin reached 121% of compensation target. We also achieved 127% of our operating cash flow compensation target, reflecting strong performance across the enterprise. We provide additional information regarding these compensation metrics, including a definition of such metrics and adjustments made for our compensation programs from the reported metrics, in “Annual Cash Incentive Awards for Fiscal 2024” on page 55.(1)(2)
2024 COMPENSATION TARGETS

REVENUE	OPERATING CASH FLOW	ADJUSTED EBITDA MARGIN (%)

(1)Amounts shown for fiscal 2024 are adjusted metrics as used in our compensation targets.
(2)We use financial measures in this proxy statement that are not measures of financial performance under U.S. generally accepted accounting principles (GAAP), in particular as compensation targets. These non-GAAP measures should be viewed as supplements to (not substitutes for) our results of operations and other measures reported under GAAP. Other companies may not define or calculate these non-GAAP measures in the same way. We provide a reconciliation of non-GAAP measures used as compensation targets in this proxy statement on page 57.

8	2025 PROXY STATEMENT

Proxy Summary
This summary highlights selected information provided in more detail throughout this proxy statement. This summary does not contain all the information you should consider before voting. Please read the complete proxy statement and our annual report carefully before casting your vote.

PROPOSAL 1
Election of Directors
Why the Board recommends you support our nominees
We believe that our nominees reflect a broad range of experience, knowledge and judgment beneficial to the broad business diversity of the Company.
▶All of our nominees are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified or their earlier retirement, resignation or removal.
The Board of Directors recommends a vote FOR each nominee. See page 17 for additional information

OUR NOMINEES AT A GLANCE

THOMAS A. BELL Chief Executive Officer	GREGORY R. DAHLBERG Independent	DAVID G. FUBINI Independent	NOEL B. GEER Independent	TINA W. JONAS(1) Independent
Director Since: 2023 Age: 64	Director Since: 2016 Age: 73	Director Since: 2013 Age: 71	Director Since: 2013 Age: 70	Director Since: 2024 Age: 65

Former President of Defense – Rolls-Royce plc; Former Chair and Chief Executive Officer – Rolls-Royce North America, Inc.	Former Senior Vice President for Washington Operations – Lockheed Martin	Director Emeritus – McKinsey & Company, Inc.	Retired President – HCA Information Technology & Services, Inc.	Former Undersecretary of Defense (Comptroller) for the Department of Defense

TIS	AF TIS (Chair)	CGE HRC (Chair)	CGE HRC	AF*

COMMITTEES:
AF – Audit and Finance	CGE – Corporate Governance and Ethics	* Financial Expert
TIS – Technology and Information Security	HRC – Human Resources and Compensation

LEIDOS	9

PROXY SUMMARY

HARRY M. J. KRAEMER, JR. Independent	GARY S. MAY Independent	NANCY A. NORTON Independent	PATRICK M. SHANAHAN Independent	ROBERT S. SHAPARD Independent Chair
Director Since: 1997 Age: 70	Director Since: 2015 Age: 60	Director Since: 2024 Age: 60	Director Since: 2022 Age: 62	Director Since: 2013 Age: 69

Executive Partner – Madison Dearborn Partners, LLC	7th Chancellor – University of California at Davis	Vice Admiral (Retired), U.S. Navy	Former (33rd) Deputy Secretary of Defense; CEO Spirit AeroSystems	Chair and Former CEO – Oncor

AF* CGE	CGE TIS	HRC TIS	CGE TIS	AF* CGE (Chair)

COMMITTEES:
AF – Audit and Finance	CGE – Corporate Governance and Ethics	* Financial Expert
TIS – Technology and Information Security	HRC – Human Resources and Compensation
(1)Ms. Jonas was appointed to the Board effective September 25, 2024.
BOARD COMPOSITION OVERVIEW
Each year, the Corporate Governance and Ethics Committee reviews the composition of the Board to assess the qualifications and areas of expertise needed in directors to enhance the Board’s exercise of its duties. In evaluating potential nominees, the Committee and the Board consider each individual in the context of the Board as a whole, with the objective of recommending to stockholders a slate of individual director nominees that can best continue to oversee the success of our business and advance stockholders’ interests.
The Board is committed to ensuring that it remains composed of directors who have the appropriate skills to oversee the success of the business and striving to maintain an appropriate balance of skills, experience and tenure in its composition. For additional information regarding our director nominees and our criteria for Board membership, see “Nominees for Election to the Board of Directors” on page 19 and “Criteria for Board Membership” on page 19.(1)
INDEPENDENCE
AGE
TENURE

(1)Charts reflect the appointment of Ms. Jonas to the Board and the retirement of Messrs. Kovarik and Mohapatra and Ms. Stalnecker.

10	2025 PROXY STATEMENT

PROXY SUMMARY
BOARD SKILLS AND EXPERIENCE
Our directors collaboratively contribute significant experience in areas that are relevant for appropriate oversight of our business and strategy. For additional information regarding our director nominees’ experience, see “Nominees for Election to the Board of Directors” on page 19.

Senior Leadership Experience	Public Company Experience

Financial Expertise	Government and Military Expertise

Innovation, Technology and Cyber Expertise	Risk Management Experience

International Business Experience	Human Capital Management Expertise
CORPORATE GOVERNANCE HIGHLIGHTS
Leidos recognizes the importance of strong corporate governance to address the interests of our stockholders, employees, customers, supplier partners and other stakeholders. We believe that strong corporate governance is critical to achieving our mission and long-term stockholder value. The following table highlights certain of our corporate governance practices and policies:
▶Independent Chair with robust and well-defined responsibilities
▶Executive session during every Board meeting led by the Independent Chair without management present
▶No supermajority stockholder voting requirements in our charter or bylaws
▶Proxy access right for stockholders
▶Annual election of all directors
▶Majority voting with resignation policy for directors in uncontested elections
▶Annual Board and Committee evaluations and periodic, third-party facilitated evaluations
▶Risk oversight by Board and Committees
▶Independent directors focus on executive succession planning
▶Independent Committee chairs
▶Annual advisory vote on executive compensation
▶Meaningful stock ownership requirements for directors and executives
▶Robust board refreshment process
▶Annual review of Committee charters and Corporate Governance Guidelines

LEIDOS	11

PROXY SUMMARY
STOCKHOLDER ENGAGEMENT
Throughout the year, members of our Investor Relations team and our business leaders have engaged with many of our top stockholders to seek their input and feedback, remain well-informed regarding their perspectives, and help increase their understanding of our business. Management also routinely engages with investors at conferences and other forums. This outreach complements our Investor Relations team’s numerous touchpoints with stockholders each year. Depending on the circumstances, one or more independent directors may also engage in these conversations with stockholders. In addition, our Board receives reporting on a quarterly basis related to feedback from investors, as well as stockholder voting results.
During the past year, we engaged with our stockholders, as well as a broad range of our stakeholders, on a variety of topics.

56 million We engaged with stockholders owning nearly 56 million of our shares	84% We engaged with 84% of our top 20 stockholders

Stockholder Engagement Topics	Social Responsibility Engagement with Stakeholders	Commitment to Transparency

Management and, where appropriate, directors engage with stockholders through various means, including at conferences, and via videoconference and telephone on a variety of topics. The exchanges we and our Board have had with stockholders provide us with a valuable understanding of our stockholders’ perspectives and meaningful opportunities to share views with them.
We welcome the views of a broad range of stakeholders who serve as critical partners in identifying our key social responsibility areas of impact. We regularly engage with these stakeholders to better understand their views and concerns and ensure we are prioritizing issues important to both our stakeholders and our long-term business success.
Our website disclosures address critical matters of interest to our stakeholders, including our commitment to social responsibility.

▶Business strategy ▶Compensation practices ▶Political engagement ▶Human capital management ▶Talent and culture ▶Risk oversight ▶Board refreshment	▶Stockholders ▶Employees ▶Customers ▶Suppliers ▶Governments and regulators ▶International organizations ▶Community and nongovernmental organizations	▶Human Rights Statement ▶Modern Slavery Statement ▶Conflict Minerals Policy ▶Political engagement ▶Talent and culture ▶Privacy and data protection

Engagement and Transparency

ASSESS AND PREPARE
Our Board analyzes the results of our annual meetings, continuous stockholder feedback, and trends in corporate governance and compensation. This analysis guides the development of our stockholder engagement priorities. Additionally, our management team participates in various conferences throughout the year to stay informed about corporate governance trends.

REACH OUT AND ENGAGE
We extend invitations to our stockholders for engagement sessions at least twice a year. During these engagements, we share crucial updates about our corporate governance and other aspects, and actively seek feedback from our stockholders.

RESPOND TO STOCKHOLDER FEEDBACK
In response to stockholder feedback, we enhance our policies, practices, and disclosures, guided by our ongoing conversations with our stockholders. We communicate significant updates and improvements made during the fiscal year through our proxy statement.

EVALUATE STOCKHOLDER FEEDBACK
Our Board regularly reviews stockholder feedback and identifies key themes. It also assesses opportunities to respond to stockholders, taking into account relevant best practices and trends in corporate governance.

12	2025 PROXY STATEMENT

PROXY SUMMARY

4	PROPOSAL 2
Advisory Vote on Executive Compensation
Why the Board recommends you support this proposal
▶Our executive compensation programs are designed to align the interests of senior management with stockholders by tying their potential compensation to the achievement of challenging financial performance goals.
The Board of Directors recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement. See page 43 for additional information

EXECUTIVE COMPENSATION OVERVIEW
We believe that executive pay should be largely variable, equity-based, and tied to pre-established performance goals, and this is demonstrated in our pay mix and design.
EXECUTIVE COMPENSATION HIGHLIGHTS
Our compensation programs seek to closely align the interests of our named executive officers with the interests of our stockholders. To achieve this goal, our programs are designed to:
▶Pay for performance by tying an executive’s compensation to the achievement of financial and other performance measures that the Board believes promote the creation of long-term stockholder value and position the Company for long-term success;
▶Target total direct compensation at approximately the median among companies with which we compete for executive talent;
▶Enable us to recover, or “clawback,” incentive compensation if there is any material restatement of our financial results or if an executive is involved in misconduct or fails to manage or monitor conduct or risk, as determined by the Human Resources and Compensation Committee;
▶Require our executives to own a significant amount of our stock;
▶Avoid incentives that encourage unnecessary or excessive risk-taking; and
▶Compete effectively for talented executives who will contribute to our long-term success.

LEIDOS	13

PROXY SUMMARY
The following table summarizes certain highlights of our executive compensation practices and policies:

What We Do

  Use predominantly equity-based pay
  Use rigorous goal setting aligned with pre-established targets
  Use “clawback” provisions to promote accountability
  Use balanced performance metrics that consider absolute and relative performance
  Conduct annual compensation review and risk assessment
  Use meaningful equity ownership guidelines
  Retain an independent compensation consultant
  Utilize a minimum one-year vesting requirement for all equity award types

What We Don’t Do

  No excessive perquisites
  No “golden parachutes”
  No “single-trigger” severance benefits or accelerated vesting of equity upon a change in control
  No multi-year guaranteed incentive awards for senior executives
  No excise tax “gross-ups” upon a change in control
  No discounting, reloading or repricing of stock options without stockholder approval
  No liberal share recycling

For additional information regarding our compensation programs and decisions for fiscal 2024, see “Compensation Discussion and Analysis” on page 45.
2024 SAY-ON-PAY VOTE

At our last annual stockholders’ meeting in April 2024, we held a nonbinding stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our named executive officers, with approximately 96% of stockholder votes cast in favor of our say-on-pay resolution.

2024 Say-on-Pay 96%	3-Year Average Say-on-Pay 96%

2024 COMPENSATION PROGRAM
Each year, we perform a comprehensive review of our executive compensation program in consideration of our performance, the performance of our peer group, historical pay information, market practices and trends, the market for talent, stockholder and other stakeholder feedback, and other relevant points of information to assess the program, executive compensation levels and pay design. We believe that the 2024 compensation program is designed to promote the best interests of Leidos’ stockholders, and is aligned with our pay-for-performance philosophy and the dynamic nature of executive compensation practices and developments in our business and industry.
2024 Short-Term Incentive Plan
Our short-term incentive program incorporates financial performance metrics that we believe are closely aligned with how our stockholders assess the Company’s performance. Payout is subject to a 70% adjusted EBITDA margin (%) threshold. Our short-term incentive program is weighted 100% based on financial results with a +/- 20% modifier based on personal goals and behaviors.

2024 Short-Term Incentive Plan
Metric	Weight
Adjusted EBITDA Margin (%)	40%
Operating Cash Flow	30%
Revenue	30%

14	2025 PROXY STATEMENT

PROXY SUMMARY

Enterprise Functions

Enterprise Financial Results Payout (100%)	+/-	Modifier (20%)	=	Annual Cash Incentive Award

Sector Presidents

Enterprise Financial Results Payout (25%)	+	Sector Financial Results Payout (75%)	+/-	Modifier (20%)	=	Annual Cash Incentive Award

2024 Long-Term Incentive Plan
In 2024, our long-term incentive program introduced Cumulative Adjusted EBITDA ($) as a new metric, which replaced revenue. This change is designed to encourage the acquisition of high-quality contracts over an extended period.

2024 Long-Term Incentive Plan
Metric	Weight
Cumulative Adjusted EBITDA Dollar ($)	50%
Relative Total Shareholder Return	50%
The chart below shows our performance share plan payout scale:

	Payout	Cumulative Adjusted EBITDA ($)	Relative TSR Achievement
Threshold	50%	80% of 3-Year Target	30th Percentile of Peer Group
Target	100%	3-Year Target	50th Percentile of Peer Group
Maximum	200%	120% of 3-Year Target	75th Percentile of Peer Group
We utilize a negative Total Shareholder Return (TSR) cap. This means that if the Company’s absolute TSR is negative, the payout will be limited to 100%. This structured approach ensures that the executives are incentivized based on the Company’s performance against predetermined targets and industry benchmarks. It also aligns the interests of stockholders with the Company’s growth objectives, promoting a long-term perspective and accountability in achieving financial and stockholder return goals.
2025 COMPENSATION PROGRAM
For 2025, our compensation program will remain substantially similar to the 2024 program, and continue to utilize vehicles and metrics that link executive compensation with the Company’s performance over multiple time horizons, aligning our executives’ interests with the interests of the Company’s stockholders and supporting our Company’s long-term success.

LEIDOS	15

PROXY SUMMARY

PROPOSAL 3
Ratification of Appointment of Independent Registered Public Accounting Firm
Why the Board recommends you support this proposal
▶The Audit and Finance Committee reappointed Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2026. We are asking you to ratify this appointment.
▶One or more representatives of Deloitte will be present at the meeting and will be available to respond to appropriate questions.

The Board of Directors recommends stockholders vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2026.
See page 79 for additional information

PROPOSAL 4
Approval of Amendment to Certificate of Incorporation to Clarify Rights of Stockholders to Call a Special Meeting
Why the Board recommends you support this proposal
▶The amendment clarifies the rights of stockholders to call special meetings of stockholders.
▶The amendment does not eliminate or change stockholders’ current rights under the Bylaws to be able to call special meetings of stockholders

The Board of Directors recommends stockholders vote FOR the approval and adoption of an amendment to our certificate of incorporation clarifying the rights of stockholders to call special meetings of stockholders.
See page 82 for additional information

PROPOSAL 5
Approval of Amendment to Certificate of Incorporation to Limit Liability of Officers as Permitted by Law
Why the Board recommends you support this proposal
▶The amendment limits liability of officers as permitted by law.
▶This exculpation aims to help attract and retain officers.

The Board of Directors recommends stockholders vote FOR the approval and adoption of an amendment to our certificate of incorporation to limit liability of officers as permitted by law.
See page 84 for additional information

16	2025 PROXY STATEMENT

PROPOSAL 1
Election of Directors
At the annual meeting, stockholders will vote on the election of 10 nominees to serve for one-year terms to hold director positions until their successors are elected and qualified unless any such director retires, resigns or is removed prior to the end of their term. All nominees have been nominated by the Board of Directors (the “Board”) based on the recommendation of the Corporate Governance and Ethics Committee. Each nominee has consented to be named in this proxy statement and to serve if elected.
Vote Required
The election of directors at the 2025 annual meeting is uncontested. In an uncontested election, nominees must receive a majority of votes cast (meaning the number of votes “FOR” a nominee must exceed the number of votes “AGAINST“ a nominee). For additional information with respect to the Company’s resignation policy for directors who do not receive a majority of votes cast, see “Majority Voting Standard in Uncontested Director Elections.” Abstentions and broker non-votes are not counted as votes cast. Shares of common stock represented by properly executed, timely received and unrevoked proxies will be voted as instructed in the proxy. In the absence of specific voting instructions, the shares represented by properly executed, timely received and unrevoked proxies will be voted “FOR“ each nominee.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR each nominee.

LEIDOS	17

PROPOSAL 1: ELECTION OF DIRECTORS
BOARD SKILLS AND EXPERIENCE
Our directors collaboratively contribute significant experience in areas that are relevant for appropriate oversight of our business and strategy.

Senior Leadership Experience

Financial Expertise

Innovation, Technology and Cyber Expertise

International Business Experience

Public Company Experience

Government and Military Expertise

Risk Management Experience

Human Capital Management Expertise

Senior Leadership Experience
Directors with senior leadership experience enhance our strategic vision and operational effectiveness through their proven ability to lead organizations, make critical decisions, and drive growth. This background strengthens our governance by providing seasoned insights, fostering effective decision-making, and guiding us toward sustainable success in a competitive market.

Financial Expertise
Directors with financial expertise enhance our oversight and strategic decision-making through their proficiency in financial statements, capital allocation, and financial metrics that assess our performance. Those recognized as “financial experts” in our Audit & Finance Committee possess additional education and experience that support enhanced oversight in these areas.

Innovation, Technology and Cyber Expertise
Directors with expertise in innovation, technology, and cyber bring crucial insights that enhance our ability to understand emerging trends and technological advancements. This enables us to embed cutting-edge solutions into the products and services we offer our customers, strengthening our governance by ensuring we stay ahead of industry developments, meet evolving customer needs, and maintain a competitive edge in the market.

International Business Experience
Directors with international business experience bring key global perspectives that enhance our ability to navigate diverse markets and cross-cultural dynamics. This supports our governance by keeping us attuned to global trends, navigating complex business environments, and capitalizing on international opportunities.

Public Company Experience
Directors with public company experience bring significant perspectives that enhance our corporate governance, regulatory compliance, and stockholder engagement. This strengthens our governance by supporting adherence to best practices, fostering investor confidence, and promoting transparency and accountability throughout the organization.

Government and Military Expertise
Directors with senior military or government experience contribute valuable perspectives that enhance our strategic insight and governance. Their backgrounds in leading large, complex organizations, combined with a deep understanding of our customers and pertinent policy issues, enable us to navigate challenges effectively and make informed decisions.

Risk Management Experience
Directors with risk management experience enhance our ability to navigate uncertainties and make informed strategic decisions through their expertise in identifying, assessing, and mitigating risks. This background strengthens our governance by ensuring we proactively manage potential challenges and maintain Leidos’ resilience in a dynamic business environment.

Human Capital Management Expertise
Directors with human capital management experience bring significant value by enhancing our ability to attract, retain, and nurture top talent through their expertise in talent acquisition, leadership development, and organizational culture. This background strengthens our governance by ensuring we prioritize our workforce, foster employee engagement, and build a cohesive organization poised for sustained success.

18	2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS
Board Overview
CRITERIA FOR BOARD MEMBERSHIP
To fulfill its responsibility to identify and recommend to the full Board nominees for election as directors, the Corporate Governance and Ethics Committee reviews the composition of the Board to assess the qualifications and areas of expertise needed in directors to further enhance the Board’s exercise of its duties. In evaluating potential nominees, the Committee and the Board consider each individual in the context of the Board as a whole, with the objective of recommending to stockholders a slate of individual director nominees that can best continue the success of our business and advance stockholders’ interests. In evaluating the suitability of individual nominees, the Corporate Governance and Ethics Committee and the Board consider many factors, including:
▶Expertise and involvement in areas relevant to our business such as defense, intelligence, science, healthcare, technology, finance, government or commercial and international business;
▶Interpersonal skills, substantial personal accomplishments, and significant competencies and strategic vision;
▶Commitment to business ethics, professional reputation, independence and understanding of the responsibilities of a director and the governance processes of a public company;
▶Demonstrated leadership, with the ability to exercise sound judgment informed by a diversity of experience and perspectives; and
▶Benefits from the continuing service of qualified incumbent directors in promoting stability and continuity, contributing to the Board’s ability to work together as a collective body and giving Leidos the benefit of experience and insight that its directors have accumulated during their tenure.
Retirement Age and Board Refreshment
The Board recognizes the importance of periodic board refreshment and maintaining an appropriate balance of tenure, experience, and perspectives on the Board. The Board values the contributions of both new directors as well as directors who have developed extensive experience and insight into the Company during their service on the Board. Accordingly, the Board has established a retirement age for independent directors of 75 and has not granted any exemptions or waivers to this policy. Our Board has also been actively engaged in succession planning. In addition, the Board believes that the evaluation and nomination processes will ensure that the Company has a properly constituted and functioning Board and considers, at least annually, upcoming retirements, the average tenure and overall mix of individual director tenures of the Board, the overall mix of the diverse skills, knowledge, experience, and perspectives of directors, each individual director’s performance and contributions to the work of the Board and its committees, along with other factors the Board deems appropriate as part of Board succession planning and the nomination of director candidates.
Nominees for Election to the Board of Directors
Set forth below is a brief biography of each nominee for election as a director and a discussion of the specific experience, qualifications, attributes or skills that led to the Board’s conclusion that the nominee should serve as a director of our Company. The Board evaluates each individual in the context of the Board as a whole, with the objective of recommending to stockholders a group of nominees with complementary skills and a diverse mix of backgrounds, perspectives and expertise beneficial to the broad business of our Company. Ms. Jonas was appointed to the Board effective September 25, 2024, upon recommendation of non-management directors. Messrs. Kovarik and Mohapatra and Ms. Stalnecker are retiring and will not be standing for reelection as a member of our Board. Our Board membership criteria and director nomination process are described in the “Corporate Governance” section of this proxy statement.

LEIDOS	19

PROPOSAL 1: ELECTION OF DIRECTORS

Thomas A. Bell Chief Executive Officer and Director	Age: 64 Director Since: 2023	Committee Memberships: ▶Technology & Information Security

Key Expertise
Mr. Bell serves as Leidos’ Chief Executive Officer, overseeing global operations and 48,000 employees worldwide. With a customer-focused and innovative approach, Mr. Bell’s strategic vision for Leidos focuses on promoting healthy growth while advancing the Company’s overall strategy.
Mr. Bell’s more than 40 years of leadership experience at prominent aerospace and defense organizations provide him with deep experience overseeing a wide range of critical functions, including engineering, public policy, contracts and pricing, research and development prioritization, capital allocation and M&A.
Prior to Leidos, Mr. Bell served as President of Rolls-Royce’s defense business, leading a global team of 10,000 innovating solutions for aerospace and naval customers, and also led its North American business and U.S. operations. Mr. Bell previously spent over 25 years at Boeing working in domestic and international leadership roles, and began his aerospace career with Lockheed Martin in human space flight.
Mr. Bell brings extensive expertise in customer acquisition, sales and stakeholder management. During his leadership roles at aerospace and defense companies, he led U.S. government, state, and local stakeholder management efforts as well as global sales and marketing functions, delivering major contract wins in aircrafts, services, space, missile systems, and satellites.

Professional Highlights
Leidos Holdings Inc.
▶CEO and Director
Rolls-Royce plc., a global multinational aerospace and defense company
▶President, Defense; Chairman and CEO, Rolls-Royce North America, Inc.
Boeing Co., a leading global aerospace company
▶SVP, Global Sales and Marketing, Defense, Space & Security
▶Strategy Lead, Defense and Space
▶VP, Business Development, Precision Engagement and Mobility Systems; Logistics Support Systems
▶President, UK Operations
▶Other leadership roles
Martin Marietta (merged with Lockheed Corporation to form Lockheed Martin), a diversified American manufacturer of aerospace and defense systems
Current Public Company Boards
None

Reasons for Nomination
Mr. Bell is recognized as an industry leader for his dedication to driving the development of next-generation technologies for the defense, intelligence and national security sectors.
Mr. Bell’s depth of industry expertise, knowledge of core end markets and relentless focus on customer needs support value creation across the Company’s products and services and provide strategic direction for the Board’s oversight of risks and long-term growth strategies.

Gregory R. Dahlberg Independent Director	Age: 73 Director Since: 2016	Committee Memberships: ▶Technology & Information Security (Chair)	▶Audit & Finance

Key Expertise
Mr. Dahlberg’s nearly 40-year career encompasses leadership positions with congressional committees, federal agencies and private industry with specialized expertise in military affairs and federal budgeting. Most recently, he led Lockheed Martin’s Washington operations, where he drove advocacy, marketing and legislative strategies for the organization’s largest programs. He also directed the organization’s liaison activities with Congress, the White House, federal agencies, industry associations, state governments and foreign embassies.
Previously, Mr. Dahlberg served for over two decades as a senior staff member for the House Appropriations Committee, including seven years as Minority Staff Director of the House Appropriations Defense Subcommittee with jurisdiction over programs of the Department of Defense and intelligence agencies.
Mr. Dahlberg also served as the 26th Under Secretary of the Army, the Army’s second highest ranking civilian leader, playing a critical role in all matters related to the management and operation of the U.S. Army, including programming and budgeting. He was appointed Acting Secretary of the Army in early 2001.
Mr. Dahlberg’s early career included work on national transportation budgeting and programs for the House Appropriations Committee.

Professional Highlights
Lockheed Martin Corp., a global security, defense and aerospace company
▶SVP, Strategic Enterprise Initiatives
▶SVP, Washington Operations
U.S. House of Representatives, Appropriations Committee
▶Minority Staff Director, Defense Subcommittee
▶Staff Member, Transportation Appropriations Subcommittee
U.S. Department of Defense
▶26th Under Secretary of the Army
▶Acting Secretary of the Army
Current Public Company Boards
None

Reasons for Nomination
Mr. Dahlberg contributes to the Board an extensive background in federal budgeting, congressional affairs and government relations.
His experience working within federal agencies, executive management and military affairs provides critical perspectives to the Board’s oversight of important aspects of Leidos’ business as a government contractor.

20	2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

David G. Fubini Independent Director	Age: 71 Director Since: 2013	Committee Memberships: ▶Human Resources & Compensation (Chair)	▶Corporate Governance & Ethics

Key Expertise
Mr. Fubini served over three decades with management consulting firm McKinsey & Company, where he held various senior leadership roles, including founder and leader of the firm’s Global Merger Management Practice. His practice focused on corporate mergers and acquisitions, helping companies develop and execute transformative growth strategies.
Throughout his management consulting career, he has led several industry-transforming transactions and integration efforts for IBM, Coca-Cola, DuPont, and Merck, among other large multinational enterprises. Additionally, Mr. Fubini has also led several of McKinsey’s largest organizational turnaround engagements, designing and implementing strategies for sustainable shareholder value creation.
As a leader of the Marketing and Organization Behavior Practices, Mr. Fubini re-energized McKinsey's New England operation in the early 90s, leading the firm's successful expansion in the region for over a decade and developing strong experience in attracting and retaining top talent. He also co-chaired and was a member of many of the firm-wide committees responsible for McKinsey's governance structure.
As a Senior Lecturer and Henry B. Arthur Fellow at Harvard Business School, Mr. Fubini teaches courses on strategic leadership, organizational behavior and marketing.

Professional Highlights
Harvard Business School
▶Senior Lecturer, Henry B. Arthur Fellow
McKinsey & Company, a multinational strategy and management consulting firm
▶Director Emeritus
▶Senior Partner
▶Other advisory roles
Current Public Company Boards
▶Bain Capital Specialty Finance, Inc.
▶Bain Capital Private Credit
Other Notable Board Memberships and Affiliations
▶J.M. Huber Corporation, Director
▶DLA Piper, Director, Global Board

Reasons for Nomination
Mr. Fubini is widely recognized as a leading expert on organizational change management, with extensive experience in a diverse range of corporate transactions.
His executive management background at a leading management consulting firm – at which he advised public company boards and leadership teams during critical strategic junctures – provides the Board with valuable insights and perspectives.

Noel B. Geer Independent Director	Age: 70 Director Since: 2013	Committee Memberships: ▶Human Resources & Compensation	▶Corporate Governance & Ethics

Key Expertise
Ms. Geer has over 35 years of experience in healthcare information technologies, having overseen technology operations at one of the largest healthcare providers and healthcare IT services companies in the country, where she was responsible for managing a network of more than 300 healthcare facilities across the United States.
Over her tenure, she developed deep expertise in integrating clinical and outpatient strategy with information security into innovative IT applications. She spearheaded multiyear initiatives to build new electronic health record systems, enhance clinical decision support, virtualize data centers and improve core clinical infrastructure to support patient care. She was also responsible for leading the organization’s comprehensive data privacy and cybersecurity efforts and programs focused on IT governance, ethics and compliance.
Under Ms. Geer’s leadership, the IT services group was recognized with over 20 industry awards, solidifying HCA Healthcare’s reputation as a premier clinical organization.
Additionally, she previously served as Chief Information Officer at a healthcare services company that exclusively partnered with government agencies, gaining deep insights into their operations and priorities. She also contributed to the American Hospital Association Working Group for Health IT Standards.

Professional Highlights
HCA Healthcare, Inc., a for-profit healthcare operator
▶President, HCA Information Technology & Services
▶SVP, Chief Information Officer
▶VP, Information Services
▶Other positions in systems development
America Service Group (merged with Valitás Health Services), a leading provider of healthcare services to government agencies
▶Chief Information Officer
Owen School of Management, Vanderbilt University, the graduate business school of Vanderbilt
▶Adjunct Professor
Current Public Company Boards
None

Reasons for Nomination
Ms. Geer brings to the Board extensive expertise in modernizing healthcare IT systems, overseeing cybersecurity preparedness and leading organizational transformation efforts to create shareholder value.
Her leadership experience in digital transformation strategies and execution contributes critical perspective to the Board’s discussions on the Company’s growth strategy, risk management and technology initiatives.

LEIDOS	21

PROPOSAL 1: ELECTION OF DIRECTORS

Tina W. Jonas Independent Director	Age: 65 Director Since: 2024	Committee Memberships: ▶Audit & Finance

Key Expertise
Jonas is a recognized expert in military, defense and aerospace issues, with a transformational leadership track record in successful strategic planning, business development, operations, finance and technology deployment at the highest levels of the U.S. government and commercial sectors.
Her most recent executive leadership roles included oversight of UnitedHealth Group’s divisions that serve federal agencies and focus on enhancing healthcare delivery and patient care, offering valuable expertise related to Leidos’ health solutions. Prior to that, she served in senior leadership roles in prominent defense, aerospace and technology companies, overseeing global operations and strategic planning.
Prior to her service in the commercial sector, she spent over 20 years in federal government agencies, having held senior strategic and financial leadership roles in the Department of Defense, FBI and House Appropriations Committee.
Ms. Jonas is a recipient of many honors, including the Department of Defense Medal for Distinguished Public Service and the Chairman of the Joint Chiefs of Staff Joint Distinguished Civilian Service Award.

Professional Highlights
UnitedHealth Group, Inc., a global health insurance and services company
▶President and CEO, Military and Veterans
▶President, Logistics Health
▶SVP, OptumHealth
PASSUR Aerospace, Inc., a business intelligence company for the aviation industry
▶EVP, Operations
United Technologies Corp. (merged with Raytheon Company to form Raytheon Technologies), a global leader in aerospace and building systems
▶Director, Operations Planning & Analysis, Sikorsky Aircraft
U.S. Department of Defense
▶Under Secretary of Defense, Comptroller and CFO
▶Deputy Undersecretary of Defense for Financial Management
U.S. Federal Bureau of Investigation
▶Assistant Director, CFO
U.S. House of Representatives, Appropriations Committee
▶Staff Member, Defense Subcommittee
U.S. Office of Management and Budget
▶Senior Budget Analyst, National Security
Current Public Company Boards
▶Virgin Galactic Holdings, Inc.
▶Centrus Energy Corp.

Reasons for Nomination
Ms. Jonas brings to the Board demonstrated leadership experience across federal and commercial sectors, enhancing the Board’s oversight of risk and operations management.
Her strategic expertise in finance, strategic planning and the federal appropriations process across military, aerospace and healthcare markets provides cross-functional insights to support critical client missions and enhance Board discussions on strategic growth initiatives.

Harry M. J. Kraemer, Jr. Independent Director	Age: 70 Director Since: 1997	Committee Memberships: ▶Audit & Finance	▶Corporate Governance & Ethics

Key Expertise
As an executive partner at a leading private equity firm for nearly two decades and a former Chief Financial Officer at a global healthcare company, Mr. Kraemer contributes strong financial acumen and extensive investment experience to the Board. His background in corporate banking further enhances the Board’s oversight of financial strategy, reporting, operations and capital allocation strategies. He is also a Certified Public Accountant.
His 23-year tenure at Baxter International culminated in serving as Chairman and CEO with oversight responsibility for over 50,000 employees in 103 countries, developing strong experience in driving technological innovation, managing diverse business lines and supporting evolving talent management strategies to ensure the retention of top talent. Previously, he served in a variety of senior leadership roles in both domestic and international operations with oversight responsibilities for business development, global communications and European operations, as well as managing several business lines.
Mr. Kraemer is known for building high-performing organizations and has written several bestselling books on values-based leadership.

Professional Highlights
Madison Dearborn Partners, LLC, a private equity investment firm
▶Executive Partner
Kellogg School of Management at Northwestern University
▶Clinical Professor of Management and Strategy
Baxter International, Inc., a global provider of healthcare products, systems and services
▶Chairman and CEO
▶President
▶SVP, CFO
▶Other senior roles
Current Public Company Boards
▶Option Care Health, Inc.
Public Company Boards (Past Five Years)
▶Dentsply Sirona, Inc.
Other Notable Board Memberships and Affiliations
▶Performance Health, Chairman
▶The Conference Board, Trustee

Reasons for Nomination
Mr. Kraemer brings to the Board his deep experience in risk management, capital markets, public policy, healthcare services and global operations acquired through his executive management experience.
He is an “audit committee financial expert” as defined by SEC rules and contributes valuable insights to Board discussions on growth strategy, corporate transactions, innovation and oversight of financial reporting.

22	2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

Gary S. May, Ph.D. Independent Director	Age: 60 Director Since: 2015	Committee Memberships: ▶Corporate Governance & Ethics	▶Technology & Information Security

Key Expertise
As an accomplished scholar and engineer, Dr. May oversees the largest campus in the University of California system, serving over 40,000 students. Under his leadership, UC Davis has achieved Top 10 recognition in four national university rankings and the university’s research programs have secured over $1 billion annually in sponsored research promoting innovation and enhancing America’s economy.
Throughout his career, Dr. May advanced inclusion in the STEM fields – science, technology, engineering and math – by creating and growing programs aimed at enhancing career mobility and upskilling to meet market demand for highly skilled professionals in emerging, industry-transforming technologies, including data analytics, cybersecurity, and software development. In 2015, President Barack Obama honored Dr. May with the Presidential Award for Excellence in STEM Mentoring. He also has received the Lifetime Mentor Award from the American Association for the Advancement of Science.
Dr. May was a National Science Foundation graduate fellow and an AT&T Bell Laboratories graduate fellow and worked as a member of the technical staff at AT&T Bell Laboratories. He is a former member of the National Advisory Board of the National Society of Black Engineers.

Professional Highlights
University of California, Davis, one of the leading public research universities in California
▶7th Chancellor
Georgia Institute of Technology, a top public research university in Georgia
▶Dean of the College of Engineering
▶Chair of the School of Electrical and Computer Engineering
▶Executive Assistant to Georgia Tech President G. Wayne Clough
Current Public Company Boards
None

Reasons for Nomination
As an accomplished engineer, Dr. May brings to the Board deep expertise in technology and cybersecurity, providing critical oversight of business strategies that fosters innovation and excellence to navigate the rapidly evolving technology landscape.
He contributes his significant experience building effective public-private and interdisciplinary partnerships to drive shareholder value.

Nancy A. Norton Independent Director	Age: 60 Director Since: 2024	Committee Memberships: ▶Human Resources & Compensation	▶Technology & Information Security

Key Expertise
Vice Admiral Norton has significant expertise in cybersecurity and information networks, developed through her leadership positions within the Department of Defense, where she worked with members of the military and civilian staff to secure, operate and defend the Department of Defense Information Network in more than 42 countries. As the commander of JFHQ-DODIN, she was in charge of synchronization of defense cyberspace activities to ensure unity of command and effort across the Department of Defense.
Through her more than 30 years of active-duty service as an officer in the U.S. Navy, Vice Admiral Norton oversaw the development of extensive global communications and cybersecurity programs for naval fleets and information warfare programs, holding commands and posts in multiple international locations. She is a recipient of the National Security Agency’s Frank B. Rowlett Award for individual achievement in information security.
Ms. Norton has extensive human capital management experience through her time overseeing a global network of 8,000 military and civilian personnel at DISA, supporting the President, Secretary of Defense, Joint Chiefs of Staff and other mission partners across combat support operations.

Professional Highlights
Defense Information Systems Agency (DISA) and Joint Force Headquarters Department of Defense Information Network (JFHQ-DODIN)
▶Commander, JFHQ-DoDIN
▶Director, DISA
▶Vice Director, DISA
U.S. Navy
▶Director of Warfare Integration for Information Warfare
▶U.S. Pacific Command
▶Communications and Cyber Directorate
Current Public Company Boards
▶FedEx Corp.

Reasons for Nomination
Vice Admiral Norton brings business acumen and in-depth knowledge of national defense, cybersecurity and information technology to the Board, gained through her distinguished public service and military career.
Her experience with the Department of Defense and the U.S. Navy allows her to provide insights into emerging priorities of the federal government and its key agencies.

LEIDOS	23

PROPOSAL 1: ELECTION OF DIRECTORS

Patrick M. Shanahan Independent Director	Age: 62 Director Since: 2022	Committee Memberships: ▶Corporate Governance & Ethics	▶Technology & Information Security

Key Expertise
As former Acting Secretary of Defense and the 33rd Deputy Secretary of Defense, Mr. Shanahan led the development of key government defense policies and strategies, which included the 2018 Department of Defense Strategy and the 2018 Cyber Posture Review. A passionate champion of digital and technological advancement, he drove modernization in cybersecurity, AI and cloud computing across the Department of Defense operations. In 2018, he instituted the Joint Artificial Intelligence Center (JAIC) and oversaw the development of the Department of Defense’s AI Strategy.
In his current role as CEO of a leading aerostructures manufacturer and having spent over three decades in the aerospace industry, Mr. Shanahan has overseen profit and loss centers for both civil aviation and defense units. He has also acquired manufacturing and supply chain expertise through his responsibilities for manufacturing operations and supplier management functions, including the implementation of advanced manufacturing technologies and global supply chain strategies.

Professional Highlights
Spirit AeroSystems, Inc., a leading aerostructure supplier for commercial and defense OEMs
▶President & CEO
U.S. Department of Defense
▶Acting Secretary of Defense
▶Deputy Secretary of Defense
Boeing Co., a leading global aerospace company
▶SVP, Supply Chain & Operations, Executive Council Member, Commercial Airplane Programs
▶VP and General Manager, 787 Dreamliner, Missile Defense Systems, Rotocraft Systems
▶Other roles with increasing scope of responsibilities
Current Public Company Boards
▶CAE Inc.
▶Spirit AeroSystems Holdings, Inc.
Public Company Boards (Past Five Years)
▶Zanite Acquisitions Corp.

Reasons for Nomination
Mr. Shanahan brings deep operational experience and industry knowledge to the Board developed during his significant senior leadership career in aerospace and defense.
His extensive industry and commercial operations knowledge, risk management, public policy, cybersecurity and artificial intelligence expertise, in addition to his valuable perspective on customer priorities and global security issues, enhance Board oversight of strategic priorities and shareholder value-creation initiatives.

Robert S. Shapard Independent Chair	Age: 69 Director Since: 2013	Committee Memberships: ▶Audit & Finance	▶Corporate Governance & Ethics (Chair)

Key Expertise
As a former CEO of a major utility company and senior executive in numerous energy companies, Mr. Shapard demonstrated a strong track record of successfully deploying large-scale systems, cybersecurity protocols and advanced sustainable technologies, which enable him to effectively oversee Leidos’ technological offerings, operations and strategic leadership in sustainable solutions for clients.
His decades of leadership in the highly regulated energy and utility industries also provided him with a deep understanding of federal and state regulatory environments, procurement and compliance requirements, and strategic partnerships with government entities and public policy.
Mr. Shapard also has deep expertise in corporate finance, financial risk management, capital markets, investments and capital allocation strategies from his executive financial leadership roles, including his service as CFO of several public companies. He brings experience in managing corporate M&A, having overseen Oncor Electric Delivery Company’s 2018 majority-stake sale to Sempra Energy and Ultramar Diamond Shamrock’s restructuring and other strategic initiatives that supported its merger with Valero Energy, creating one of the largest oil refiners in the country at that time.

Professional Highlights
Oncor Electric Delivery Company LLC, a transmission and distribution electric company based in Texas
▶CEO
▶Strategic Advisor
Tenet Healthcare Corporation, one of the largest for-profit hospital groups in the U.S.
▶CFO
Exelon, the largest regulated electric utility in the U.S.
▶EVP, CFO
Ultramar Diamond Shamrock (acquired by Valero Energy), a North American independent refiner, retailer of refined products and convenience store operator
▶EVP, CFO
TXU Australia (subsidiary of former TXU Corp.), an electricity and gas distributor
▶CEO and Managing Director
Current Public Company Boards
▶NACCO Industries, Inc.

Reasons for Nomination
Mr. Shapard brings significant expertise in advanced innovative technologies, sustainable energy solutions and corporate transformation efforts, which contribute to the Board’s oversight of business development and growth initiatives.
His prior senior leadership experience in corporate finance and risk management qualifies him as an “audit committee financial expert,” as defined by SEC rules, enabling him to provide independent oversight of Leidos’ financial strategy and reporting.

24	2025 PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS
Majority Voting Standard in Uncontested Director Elections
We have adopted majority voting procedures for the election of directors in uncontested elections. In an uncontested election, nominees must receive more “for” than “against” votes to be elected. Abstentions and broker non-votes are not counted as votes cast. As provided in our bylaws, a “contested election” is one in which the number of nominees exceeds the number of directors to be elected. The election of directors at the 2025 annual meeting is uncontested.
If an incumbent director receives more “against” than “for” votes, then such director is expected to offer to resign, effective upon the Board’s acceptance, in accordance with our Corporate Governance Guidelines. The Corporate Governance and Ethics Committee will consider whether or not to accept the tendered resignation or to take some other action, taking into account the best interests of the Company and its stockholders, and make a recommendation to the Board. The Board will consider the Committee’s recommendation and take action within 90 days from the date of the certification of the election results and disclose its decision to accept or reject the tendered resignation in a press release, Current Report on Form 8-K or some other public announcement.
Shares of common stock represented by properly executed, timely received and unrevoked proxies will be voted as instructed in the proxy. In the absence of specific instructions, the shares represented by properly executed, timely received and unrevoked proxies will be voted “for” each nominee. If any of the nominees listed above become unable to stand for election at the annual meeting, the proxy holders intend to vote for any person designated by the Board to replace the nominee unable to serve, or the Board may reduce its size.
Limitations on Other Board Service
The Corporate Governance and Ethics Committee reviews the director selection process annually. The Board expects a high level of commitment from its members and will review a candidate’s other commitments and service on other boards to ensure that the candidate has sufficient time to devote to our Company. The Committee has adopted policies so that the independent directors may not serve on the boards of directors of more than three other publicly traded companies. Employee directors may not serve on the board of more than one other public company, and any board membership of employee directors must be approved in advance by the Chief Executive Officer or the Independent Chair of the Board, as appropriate. We expect our directors to advise the Chair of the Corporate Governance and Ethics Committee and the Chair of the Board before accepting membership on other boards of directors, accepting membership on any audit committee or other significant assignment (such as a lead or presiding director role) on any other board of directors, or establishing or materially changing other significant relationships with businesses, institutions, governmental units or regulatory entities that may result in significant time commitments or a change in the director’s relationship to the Company. Moreover, directors are expected to act ethically at all times and adhere to the Code of Business Conduct of the Board of Directors.
Director Independence
The Board annually determines the independence of each of our directors and nominees in accordance with the Corporate Governance Guidelines. These guidelines provide that “independent” directors are independent of management and free from any relationship that, in the judgment of the Board, would interfere with their exercise of independent judgment. No director qualifies as independent unless the Board affirmatively determines that the director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization with which we have a relationship). The Board has established independence standards set forth in the Corporate Governance Guidelines that include all elements of independence required by the listing standards of the New York Stock Exchange, or NYSE. These guidelines are available on our website at www.leidos.com by clicking on the links entitled “Investors” followed by “Governance.”
All members of the Audit and Finance, Human Resources and Compensation and Corporate Governance and Ethics Committees must be independent directors as defined by the Corporate Governance Guidelines. Members of the Audit and Finance Committee and the Human Resources and Compensation Committee must also satisfy separate independence requirements, which require that they may not accept directly or indirectly any consulting, advisory or other compensatory fee from us or any of our subsidiaries other than their directors’ compensation or be an affiliated person of ours or any of our subsidiaries.

LEIDOS	25

PROPOSAL 1: ELECTION OF DIRECTORS
Each year, our directors are obligated to complete a questionnaire that requires them to disclose any transactions with us in which the director or any member of such director’s immediate family might have a direct or potential conflict of interest. We also conduct internal diligence on our businesses related to transactions, relationships or arrangements between Leidos and our directors. Based on its review of an analysis of this information, the Board determined that Mr. Dahlberg, Mr. Fubini, Ms. Geer, Ms. Jonas, Mr. Kovarik, Mr. Kraemer, Dr. May, Mr. Mohapatra, Vice Admiral Norton, Mr. Shanahan, Mr. Shapard and Ms. Stalnecker are independent under its guidelines and free from any relationship that would interfere with the exercise of their independent judgment. Mr. Bell was not deemed independent because of his role as our Chief Executive Officer.
Director Nomination Process
The Corporate Governance and Ethics Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Committee regularly assesses the Board’s current and projected strengths and needs by, among other things, reviewing the Board’s current profile, the criteria for board membership described in this proxy under the caption “Corporate Governance—Criteria for Board Membership,” and our current and future needs.

1 Collect Candidate Pool
▶When vacancies on the Board are anticipated or after a director leaves, the Committee prepares a target candidate profile and develops an initial list of director candidates identified by the current members of the Board, business contacts, community leaders and members of management.
▶The Committee may also retain a professional search firm to assist in developing a list of qualified candidates.
▶The Corporate Governance and Ethics Committee would also consider any stockholder recommendations for director nominees that are properly received.

2 Candidate Review
▶The Committee screens and evaluates the resulting slate of director candidates to identify those individuals who best fit the target candidate profile and Board membership criteria and provides the Board with its recommendations.

3 Recommendation to the Board
▶The Board then considers the recommendations and votes on whether to nominate the director candidate for election by the stockholders at the annual meeting or appoint the director candidate to fill a vacancy on the Board.

The Committee does not have a formal policy for considering diversity in identifying nominees. Each nominee is a current Board member who was elected by stockholders at the 2024 annual meeting of stockholders, other than Ms. Jonas, whom the Board has nominated for election by our stockholders at the 2025 annual meeting of stockholders upon recommendation of non-management directors.
Stockholder Recommendations and Nominations of Director Candidates
The Corporate Governance and Ethics Committee considers stockholder recommendations for candidates for the Board of Directors using the same criteria described above under “Corporate Governance — Criteria for Board Membership.” The name of any recommended candidate for director, together with a brief biography, a document indicating the candidate’s willingness to serve if elected, and a description of any ownership of shares of our common stock must be sent to: Leidos Holdings, Inc., Office of the Corporate Secretary, 1750 Presidents Street, Reston, Virginia 20190. Any stockholder nominating a person for election as a director must comply with the procedures set forth in our bylaws.

26	2025 PROXY STATEMENT

Corporate Governance
Corporate Governance Highlights
Leidos recognizes the importance of strong corporate governance to address the interests of our stockholders, employees, customers, supplier partners and other stakeholders. We believe that strong corporate governance is critical to achieving our mission and long-term stockholder value. The following table highlights certain of our corporate governance practices and policies:
▶Independent Chair with robust and well-defined responsibilities
▶Executive session during every Board meeting led by the Independent Chair without management present
▶No supermajority stockholder voting requirements in our charter or bylaws
▶Proxy access right for stockholders
▶Annual election of all directors
▶Majority voting with resignation policy for directors in uncontested elections
▶Annual Board and Committee evaluations and periodic, third-party facilitated evaluations
▶Risk oversight by Board and Committees
▶Independent directors focus on executive succession planning
▶Independent Committee chairs
▶Annual advisory vote on executive compensation
▶Meaningful stock ownership requirements for directors and executives
▶Robust board refreshment process, including a focus on skills, diversity and ethics
▶Annual review of Committee charters and Corporate Governance Guidelines
Corporate Governance Guidelines
Our Board recognizes the importance of strong corporate governance to address the interests of our stockholders, employees, customers, supplier partners and other stakeholders. Our Board has adopted Corporate Governance Guidelines which, together with our certificate of incorporation, bylaws, committee charters and other key governance practices and policies, provide the framework for our corporate governance. Our Corporate Governance Guidelines cover a wide range of subjects, including criteria for determining the independence and qualification of our directors. These guidelines are available on our website at www.leidos.com by clicking on the links entitled “Investors” followed by “Governance.” In addition, the Board recognizes that observing good corporate governance practices is an ongoing responsibility. The Corporate Governance and Ethics Committee regularly reviews corporate governance developments and recommends revisions to these Corporate Governance Guidelines and other corporate governance documents as necessary to promote our stockholders’ best interests and to support our compliance with all applicable laws, regulations and stock exchange requirements.

LEIDOS	27

CORPORATE GOVERNANCE
Board and Committee Structure
BOARD LEADERSHIP STRUCTURE
The Board is currently led by Robert S. Shapard as the independent, non-executive Chair of the Board. Our Board believes that this leadership structure is appropriate at this time because it effectively and efficiently allocates authority, responsibility, and oversight between management and independent members of our Board and supports the independence of our non-management directors.
Our Board believes that it is in the best interests of stockholders for the Board to have the flexibility to determine the most qualified and appropriate individual to serve as Chair of the Board, whether that person is an independent director or the Chief Executive Officer.
We believe that our Board leadership structure provides for strong independent and effective oversight of our business through Mr. Shapard, our Independent Chair, independent Board committee chairs, experienced and committed directors and frequent executive sessions without management in attendance. The Independent Chair also plays a key role in managing risk matters, and, in consultation with the Board, may override the CEO as necessary. Our Board believes that these elements, taken together, provide for objective, independent Board leadership, effective engagement with and oversight of management, and a voice that is independent from management and accountable to stockholders and other stakeholders.
The Board selects the Chair annually and, in 2023, has decided to separate the roles of Chair of the Board and Chief Executive Officer. The Board may, if appropriate, change that structure at any time in the future. Maintaining flexibility on this decision allows the Board to choose the leadership structure that will best serve the interests of the Company and its stockholders at any particular time. In cases where the Board determines it is in the best interests of our stockholders to combine the positions of Chair and Chief Executive Officer, the Corporate Governance and Ethics Committee nominates an independent director to serve as “Independent Lead Director,” who then must be approved by at least a majority of the independent directors.

INDEPENDENT CHAIR: Robert S. Shapard
Our Independent Chair is empowered with, and exercises robust, well-defined duties, which include:
▶Presiding over and managing the meetings of the Board;
▶Supporting a strong Board culture by fostering an environment of open dialogue, ensuring effective information flow and constructive feedback among the members of the Board and senior management, facilitating communication among the Chair, the Board as a whole, Board committees, and senior management, and encouraging director participation in discussions;
▶Approving the scheduling of meetings of the Board, leading the preparation of the agenda for each meeting, and approving the agenda and materials for each meeting;
▶Calling and chairing all meetings of the independent directors;
▶Serving as a liaison between management and independent directors;
▶Representing the Board at annual meetings of stockholders and being available, when appropriate, for consultations and direct communication with stockholders and other key stakeholders;
▶Acting as an advisor to the CEO on strategic aspects of the business; and
▶Such other duties as prescribed by the Board.

Our Board is committed to strong corporate governance and believes that Board independence and oversight of management are effectively maintained with an Independent Chair. The Board’s Audit and Finance, Human Resources and Compensation and Corporate Governance and Ethics Committees are each led by and composed entirely of independent directors.

28	2025 PROXY STATEMENT

CORPORATE GOVERNANCE
BOARD COMMITTEES
The Board has delegated certain duties to committees, which assist the Board in carrying out its responsibilities. There are four standing committees of the Board. Each independent director serves on at least two committees, and we expect to appoint Ms. Jonas to a second committee as part of our annual committee composition review in May 2025. The key oversight responsibilities of the committees, the current committee memberships, and the number of meetings held during 2024 are described below.
The Board has adopted charters for each of the Audit and Finance Committee, the Corporate Governance and Ethics Committee, the Human Resources and Compensation Committee, and the Technology and Information Security Committee. The charters of these committees are available on our website at www.leidos.com by clicking on the links entitled “Investors,” “Governance,” and then “Committee Charters.” You may also obtain printed copies of these charters by writing to our Corporate Secretary at the Company’s headquarters. From time to time, the Board may also establish ad hoc committees to address particular matters. For example, in November 2021, our Board established a special committee of independent directors to oversee an internal investigation, with the assistance of external legal counsel, related to certain conduct that may have violated the Company’s Code of Conduct and potentially applicable laws, including the U.S. Foreign Corrupt Practices Act. This special committee was composed of Ms. Geer, Mr. Kovarik and Mr. Shapard (Chair), and held three meetings in 2024. The special committee was dissolved in February 2025.
Listed below are the members of each of the four standing committees as of the date of this proxy statement:

	Audit and Finance	Human Resources and Compensation	Corporate Governance and Ethics	Technology and Information Security
Thomas A. Bell
Gregory R. Dahlberg				C
David G. Fubini		C
Noel B. Geer
Tina W. Jonas(1)*
Robert C. Kovarik, Jr.(2)*	C
Harry M. J. Kraemer, Jr.*
Gary S. May
Surya N. Mohapatra(2)
Nancy A. Norton
Patrick M. Shanahan
Robert S. Shapard*			C
Susan M. Stalnecker(2)*

Committees:
* Audit Committee Financial Expert	Audit and Finance	Corporate Governance and Ethics
C Chair	Human Resources and Compensation	Technology and Information Security
(1)We expect to appoint Ms. Jonas to a second Board committee as part of the Board’s annual committee composition review in May 2025.
(2)Messrs. Kovarik and Mohapatra and Ms. Stalnecker are retiring and will not be standing for reelection.

LEIDOS	29

CORPORATE GOVERNANCE
COMMITTEE RESPONSIBILITIES
Following are descriptions of the primary areas of responsibility for each of the four standing committees:

AUDIT AND FINANCE COMMITTEE

PRIMARY RESPONSIBILITIES:
▶Appoints and evaluates independent auditor and pre-approves fees;
▶Pre-approves audit and permitted non-audit services;
▶Reviews any audit problems;
▶Reviews adequacy of internal controls over financial reporting and disclosure controls and procedures;
▶Reviews and updates the internal audit plan;
▶Reviews any significant risks and exposures and steps taken to minimize risks;
▶Reviews quarterly and annual financial statements prior to public release;
▶Reviews critical accounting policies or changes in accounting policies;
▶Reviews periodically legal matters that may significantly impact the financial statements; and
▶Reviews and makes any necessary recommendations to the Board and management concerning:
–capital structure, including the issuance of equity and debt securities and the incurrence of indebtedness;
–payment of dividends, stock splits and stock repurchases;
–financial projections, plans and strategies;
–general financial planning, cash flow and working capital management, capital budgeting and expenditures;
–tax planning and compliance;
–mergers, acquisitions and strategic transactions; and
–investor relations programs and policies.

CHAIR: Robert C. Kovarik, Jr.* NUMBER OF MEETINGS IN LAST FISCAL YEAR: 4 MEMBERS: Gregory R. Dahlberg Tina W. Jonas* Harry M. J. Kraemer, Jr. * Robert S. Shapard * Susan M. Stalnecker * * Financial Expert

CORPORATE GOVERNANCE AND ETHICS COMMITTEE

PRIMARY RESPONSIBILITIES:
▶Evaluates, identifies and recommends director nominees;
▶Reviews the composition and procedures of the Board;
▶Makes recommendations regarding the size, composition and charters of the Board’s committees;
▶Reviews and develops long-range plans for CEO and management succession;
▶Develops a set of corporate governance principles;
▶Recommends an independent director to serve as non-executive Chair of the Board or as Independent Lead Director;
▶Oversees Leidos’ political engagement;
▶Reviews policies and practices regarding ethical responsibilities and monitors the effectiveness of our ethics, compliance and training programs;
▶Reviews our approach to corporate responsibility and public policy, including legislative and regulatory trends and ESG issues that may affect our business operations, reputation or relations with employees, customers, stockholders and other constituents;
▶Develops and oversees an annual self-evaluation process of the Board and its committees; and
▶Reviews policies and procedures related to the Company's business outside the United States, the United Kingdom and Australia.

CHAIR: Robert S. Shapard NUMBER OF MEETINGS IN LAST FISCAL YEAR: 4 MEMBERS: David G. Fubini Noel B. Geer Harry M. J. Kraemer, Jr. Gary S. May Patrick M. Shanahan

30	2025 PROXY STATEMENT

CORPORATE GOVERNANCE

HUMAN RESOURCES AND COMPENSATION COMMITTEE

PRIMARY RESPONSIBILITIES:
▶Determines CEO compensation and approves compensation of our other executive officers;
▶Exercises all rights, authority and functions under our stock, retirement and other compensation plans;
▶Approves non-employee director compensation;
▶Reviews and approves the annual report on executive compensation for inclusion in our proxy statement;
▶Reviews compensation risk; and
▶Periodically reviews our human resources strategy, policies and programs.

CHAIR: David G. Fubini NUMBER OF MEETINGS IN LAST FISCAL YEAR: 5 MEMBERS: Noel B. Geer Robert C. Kovarik, Jr. Surya N. Mohapatra Nancy A. Norton Susan M. Stalnecker

TECHNOLOGY AND INFORMATION SECURITY COMMITTEE

PRIMARY RESPONSIBILITIES:
▶Reviews our approach to the integration of technology and innovation;
▶Assesses trends or potential disruptions, including emerging technologies, that may influence our strategy with respect to technology and innovation;
▶Assists the Board in overseeing risks relating to technology development, information security and the effectiveness of our processes to identify, monitor and mitigate these risks; and
▶Reviews issues related to our security of enterprise-wide information technology-related risks.

CHAIR: Gregory R. Dahlberg NUMBER OF MEETINGS IN LAST FISCAL YEAR: 4 MEMBERS: Thomas A. Bell Gary S. May Surya N. Mohapatra Nancy A. Norton Patrick M. Shanahan

LEIDOS	31

CORPORATE GOVERNANCE
DIRECTOR ENGAGEMENT
BOARD OF DIRECTORS MEETINGS

9
Meetings held of the entire Board during fiscal 2024
Our Board recognizes that its oversight of our strategic priorities and responsibility to stockholders requires a personal and professional commitment that extends beyond regularly scheduled Board meetings. Ongoing and meaningful engagement with the business is critical to staying informed and provides insights that allow our directors to provide effective guidance to our leadership team and to engage in constructive dialogue with each other.

75%+
Director attendance at 2024 Board and committee meetings	During fiscal 2024, no director attended fewer than 75% of the aggregate of the meetings of the Board and committees of the Board on which they served.

100%
Director attendance at the 2024 annual meeting	It is our policy to encourage all directors to attend our annual meeting, and all of our directors attended our 2024 annual meeting.

SELECTED GOVERNANCE TOPICS FROM 2024 BOARD MEETINGS

▶Board Effectiveness Discussions ▶Director Independence Assessment ▶Board Self-Evaluations	▶Committee Membership Discussions ▶Board Leadership Discussions ▶Board Strategy Discussions

▶Compliance Programs Review ▶Annual Operating Plan Review ▶Governance Documents Review	▶Human Capital Management Discussions ▶Stockholder Engagement Updates ▶Corporate Strategy Discussions

DIRECTOR ORIENTATION AND CONTINUING EDUCATION
We conduct orientation programs to familiarize new directors with our businesses, strategies, and policies and assist new directors in developing Leidos and industry knowledge to optimize their service on the Board. Directors have access to additional orientation and educational opportunities upon acceptance of new or additional responsibilities on the Board and in committees. Our directors are expected to keep current on issues affecting Leidos and our industry and on developments with respect to their general responsibilities as directors. In addition, the Board encourages directors to participate annually in continuing director education programs, and the Company reimburses directors for their expenses associated with this participation. Continuing director education is also provided during Board meetings and other Board discussions and as stand-alone information sessions outside of meetings.

32	2025 PROXY STATEMENT

CORPORATE GOVERNANCE
ANNUAL BOARD AND COMMITTEE EVALUATION PROCESS
The Board believes that establishing and maintaining a robust evaluation process is essential to maintaining Board effectiveness and best corporate governance practices. Accordingly, the Corporate Governance and Ethics Committee annually evaluates the performance of the Board and its committees.

1 Review of Evaluation Process
The Corporate Governance and Ethics Committee develops and oversees an annual self-evaluation process of the Board and its committees and determines whether it is appropriate for the evaluations to be conducted internally or by an independent consultant each year. While the Committee generally leads the process, the Board is committed to periodically engaging a third-party consulting firm to bring an outside perspective. For fiscal 2024, the evaluation process was conducted with the assistance of a third-party facilitator to undertake an in-depth study of the Board’s effectiveness and continuously improve governance and support Company performance.

2 Written Questionnaires
This process is usually supported by written questionnaires used to facilitate the assessments, which are reviewed annually to reflect areas of focus as the Committee determines appropriate, and include topics such as:

	▶Board’s Performance ▶Board Composition, Skills, and Diversity ▶Board and Committee Meetings and Structure ▶Management Relations	▶Risk Oversight by Board and Committees ▶Duties and Responsibilities ▶Processes and Resources ▶Areas of Focus ▶Culture

3 Seek Feedback	For fiscal 2024, the evaluation process sought direct feedback from each director and senior members of management.

4 Board Review
Results from the evaluation were reported to and discussed with each committee and the Board. The discussion covered an assessment of the Board’s strengths and areas of opportunities, including a discussion regarding the Board’s oversight of corporate strategy, Board and committee composition and structure, succession planning and oversight duties.

The Board’s Role in Corporate Oversight
KEY AREAS OF BOARD OVERSIGHT

RISK MANAGEMENT	GOVERNANCE	HUMAN CAPITAL	STRATEGY

BOARD’S ROLE IN OVERSIGHT OF STRATEGY
Led by our CEO, senior management develops and executes our business strategy. They manage our operations and work on our business’ success, modeling our culture, establishing accountability, and controlling risk. Our CEO and senior management align our structure, operations, people, policies, and compliance efforts with our mission and strategy. Overseeing management’s development and execution of our strategy is one of the Board’s primary responsibilities. The Board also engages directly with Leidos’ sector leaders and regularly reviews the business’ strategic and operational priorities, competitive environment, market challenges, economic trends and regulatory developments.

LEIDOS	33

CORPORATE GOVERNANCE

Each year, senior management discusses strategy and business priorities with the Board during dedicated strategy sessions.
Throughout the year, the Board receives regular business and strategy updates and assesses the strategic alignment of our annual operating plan and strategic acquisitions, divestitures and integration processes.

BOARD’S ROLE IN OVERSIGHT OF RISK MANAGEMENT
As part of its oversight function, the Board and its committees monitor risk as part of their regular deliberations throughout the year. When granting authority to management, approving strategies, making decisions and receiving management reports, the Board considers, among other things, the risks facing the Company. The Board believes that its approach to risk oversight ensures that the Board can choose many leadership structures while continuing to effectively oversee risk.
The Board also oversees risk in particular areas through its committee structure:

BOARD Responsible for the oversight of risk management as a whole and through its committees.

AUDIT AND FINANCE COMMITTEE
Evaluates the Company’s guidelines and policies regarding risk assessment and risk management, including risks related to internal control over financial reporting, the Company’s major financial risk exposures, including financial, capital investment and insurance risks, and the steps management has taken to monitor and control such exposures.

CORPORATE GOVERNANCE AND ETHICS COMMITTEE
Oversees risks associated with governance and other ESG risks, including unethical conduct and political, lobbying, social, environmental and reputational risks. Also oversees risks related to the Company's business outside of the United States, the United Kingdom and Australia.

HUMAN RESOURCES AND COMPENSATION COMMITTEE Evaluates risks potentially arising from the Company’s human capital management and compensation policies and practices.
TECHNOLOGY AND INFORMATION COMMITTEE
Assists the Board in overseeing the Company’s risk posture as it relates to technology development and application activities and information security and related exposures, including cybersecurity and artificial intelligence.

MANAGEMENT
The committees coordinate among each other as necessary to support optimal oversight of risks; each Committee reports its activities to the Board and facilitates discussions among directors. Company management also maintains an Enterprise Risk Management council, composed of the Chief Executive Officer and senior executives that, among other things, establishes the overall corporate risk strategy and reviews policies, systems, processes and training with the goal of identifying and addressing appropriate risk matters within the Company. This management committee reports regularly to the Audit and Finance Committee and annually to the full Board on its activities and findings, highlighting the key risks we face and management’s actions to address those risks.

34	2025 PROXY STATEMENT

CORPORATE GOVERNANCE
BOARD’S ROLE IN OVERSIGHT OF SELECT RISKS

Oversight of Cybersecurity Risks
Information security is critical to maintaining customer and partner trust, and we are committed to mitigating risks and protecting our data and systems. We employ comprehensive technologies and programs to prepare for data privacy and cybersecurity risks, including regular oversight of security monitoring for internal and external threats to safeguard the confidentiality, availability, and integrity of our information assets. We continuously evaluate our security program and invest in capabilities to keep our customers, partners, and information safe.
Management provides our Board and the Technology and Information Security Committee with at least quarterly updates on emerging risks and trends—including the use of artificial intelligence in our business—our cybersecurity exposures, mitigation policies and procedures, and the status of projects to strengthen our information security infrastructure and respond to threats.
▶We require employees to complete annual training on information security, covering cybersecurity and global data privacy requirements and compliance measures.
▶We conduct periodic internal and third-party assessments to test our cybersecurity controls, perform cyber simulations and annual tabletop exercises, and continually evaluate our privacy policies and procedures regarding personal data handling and the systems in place to protect against breaches.
▶We have rigorous controls to monitor personal and confidential information distributed electronically by employees.
▶We maintain a dedicated cybersecurity disclosure committee to evaluate materiality and disclosure considerations around cybersecurity incidents.
▶We carry insurance that provides protection against the potential losses arising from cybersecurity incidents.

Oversight of Political Contributions Risks
The Board reviews Company political engagement and the operations of the Leidos Political Action Committee (LPAC) at least annually. In addition, the Corporate Governance and Ethics Committee reviews our political engagement efforts, including political contributions and trade association spend, to ensure alignment with Company policy and our overall values. The Committee also reviews the Company’s policies, guidelines and compliance with respect to political activities.

Oversight of Human Capital Management Risks
The Board provides the ultimate oversight over the Company’s executive compensation and human capital management efforts. The Human Resources and Compensation Committee reviews and approves compensation plans, policies, programs, makes recommendations to the Board regarding director, CEO and other executive officer compensation, periodically reviews the Company’s human capital and people strategy for achieving the Company’s long-term performance and growth objective and provides oversight of total rewards and talent strategy.

LEIDOS	35

CORPORATE GOVERNANCE
BOARD’S ROLE IN OVERSIGHT OF ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG)

BOARD

CORPORATE GOVERNANCE AND ETHICS COMMITTEE
▶Our Board and the committee regularly review with management ESG issues that may significantly impact our business operations, reputation or relations with employees, customers, supplier partners, stockholders and other stakeholders, at least twice a year.
▶Our Board and the committee are also responsible for reviewing practices and policies in the areas of corporate responsibility, including environmental safety, protection, risk, and other environmental issues that affect the business, operations, performance, business continuity planning, and public image or reputation.
▶Our lobbying, trade association, and political engagement policies and disclosures are the result of careful ongoing consideration and analysis by our management and the committee. We provide robust and periodically updated disclosures on our public policy and lobbying activities, trade association participation, and other key elements of our approach to policy engagement.
▶The committee reviews and recommends policies and procedures to maintain a business environment committed to high standards of ethics, integrity and legal compliance.

AUDIT AND FINANCE COMMITTEE	The committee reviews with management our programs for compliance with laws and regulations, including those relating to our compliance with ESG reporting requirements.

SUSTAINABILITY WORKING GROUP (SWG)
Actively engaged in overseeing ESG programs and strengthening ESG practices to support responsible and sustainable growth.
▶Composed of senior leaders from across the Company, including customer-facing sustainability experts.
▶Conducts biannual reviews of internal climate-related risk register in accordance with best practices.
▶Conducts biannual review of climate-related operational opportunities and manages those opportunities with outside experts.
▶Actively engaged in overseeing ESG programs and strengthening ESG practices to support responsible and sustainable growth.
▶Conducts scenario analysis into the Leidos climate-related risk assessment process, conducting a risk review alongside the Company’s enterprise risk management team.
▶Climate-related business opportunities are generally managed initially by the business lines and are reviewed quarterly.

Leidos is guided by a conviction to do what is right every day, especially during challenging times. While navigating these challenges, we prioritize the health and mental well-being of our global workforce, delivering critical environmental and sustainability-driven support to customers, and create an inclusive environment where employees are respected, valued and heard. We expect our management and employees to share a common understanding of our commitment.

BOARD’S ROLE IN OVERSIGHT OF SUCCESSION PLANNING
The Board of Directors believes it is critical to the success of the Company that continuity of leadership is ensured and that a succession plan exists for the Chief Executive Officer and other key officers. The Corporate Governance and Ethics Committee evaluates and makes recommendations to the Board on candidates for the position of Chief Executive Officer in the event that a vacancy arises or is anticipated to arise, through the death, disability, retirement or resignation of the Company’s Chief Executive Officer. The Corporate Governance and Ethics Committee, in coordination with the Human Resources and Compensation Committee, is also responsible for ensuring that processes are in place for management development and succession throughout the leadership ranks. The Chief Executive Officer annually provides the Board and/or the Corporate Governance and Ethics Committee with an assessment of other senior managers and their potential to succeed them, as well as an assessment of persons considered potential successors to certain other senior management positions.

36	2025 PROXY STATEMENT

CORPORATE GOVERNANCE
STOCKHOLDER ENGAGEMENT
During the past year, we engaged with our stockholders, as well as a broad range of our stakeholders, on a variety of topics.

56 million We engaged with stockholders owning nearly 56 million of our shares	84% We engaged with 84% of our top 20 stockholders

Stockholder Engagement Topics	Social Responsibility Engagement with Stakeholders	Commitment to Transparency

Management and, where appropriate, directors engage with stockholders through various means, including at conferences, and via videoconference and telephone on a variety of topics. The exchanges we and our Board have had with stockholders provide us with a valuable understanding of our stockholders’ perspectives and meaningful opportunities to share views with them.

We welcome the views of a broad range of stakeholders who serve as critical partners in identifying our key social responsibility areas of impact. We regularly engage with these stakeholders to better understand their views and concerns and ensure we are prioritizing issues important to both our stakeholders and our long-term business success.
Our website disclosures address critical matters of interest to our stakeholders, including our commitment to social responsibility.
▶Business strategy ▶Compensation practices ▶Political engagement ▶Human capital management ▶Talent and culture ▶Risk oversight ▶Board refreshment	▶Stockholders ▶Employees ▶Customers ▶Suppliers ▶Governments and regulators ▶International organizations ▶Community and nongovernmental organizations	▶Human Rights Statement ▶Modern Slavery Statement ▶Conflict Minerals Policy ▶Political engagement ▶Talent and culture ▶Privacy and data protection

Engagement and Transparency

ASSESS AND PREPARE
Our Board analyzes the results of our annual meetings, continuous stockholder feedback, and trends in corporate governance and compensation. This analysis guides the development of our stockholder engagement priorities. Additionally, our management team participates in various conferences throughout the year to stay informed about corporate governance trends.

REACH OUT AND ENGAGE
We extend invitations to our stockholders for engagement sessions at least twice a year. During these engagements, we share crucial updates about our corporate governance and other aspects, and actively seek feedback from our stockholders.

RESPOND TO STOCKHOLDER FEEDBACK
In response to stockholder feedback, we enhance our policies, practices, and disclosures, guided by our ongoing conversations with our stockholders. We communicate significant updates and improvements made during the fiscal year through our proxy statement.

 EVALUATE STOCKHOLDER FEEDBACK
Our Board regularly reviews stockholder feedback and identifies key themes. It also assesses opportunities to respond to stockholders, taking into account relevant best practices and trends in corporate governance.

LEIDOS	37

CORPORATE GOVERNANCE

Key Topics	What We Heard from Stockholders	How the Company Responded

Human Capital Management	▶Stockholders were interested in discussing the Board’s oversight of human capital management.
▶We discussed our human capital management practices, including key workforce metrics.
▶We disclosed information about our corporate culture and values, talent acquisition practices, and career mobility, development and growth programs.

Corporate Strategy	▶Stockholders were interested in discussing various aspects of the Company’s corporate strategy.	▶Following a comprehensive process, the Company announced its “NorthStar 2030” strategy, positioning Leidos to support its customers in the future.

Supply Chain	▶Stockholders were interested in discussing Leidos’ supply chain processes.	▶We discussed Leidos’ supply chain resilience program and high level of expectations with respect to ethical standards and compliance with our Supplier Code of Conduct.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND INVESTOR RELATIONS
Stockholders and other interested parties may communicate with the Board of Directors, the independent directors as a group or any of the independent directors, including Committee Chairs and the Independent Chair, by using the following address:
Leidos Holdings, Inc.
Office of the Corporate Secretary
1750 Presidents Street
Reston, Virginia 20190
Each communication should specify the intended recipient(s). The Office of the Corporate Secretary will initially process the communications, summarize lengthy or repetitive communications and forward them to the applicable member(s) of the Board as appropriate. Communications may also be referred to other departments within the Company for action and resolution. The Company will refrain from forwarding to the Board any communication that it determines to be primarily commercial in nature, mass mailings, resumes or job inquiries, or any communication that relates to an improper or irrelevant topic, or that requests general information about the Company.
To reach out to our Investor Relations department, please send us an email at ir@leidos.com. Please continue to share your thoughts or concerns with us.

38	2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Other Governance Policies and Practices
CODES OF CONDUCT
All of our employees, including our executive officers, are required to comply with our Code of Conduct, which describes our standards for protecting Company and customer assets, fostering a safe and healthy work environment, dealing fairly with customers and others, conducting international business properly, reporting misconduct and protecting employees from retaliation. This code forms the foundation of our corporate policies and procedures designed to promote ethical behavior in all aspects of our business.
Our directors are required to comply with our Code of Business Conduct of the Board of Directors, which describes areas of ethical risk, provides guidance to directors and helps foster a culture of honesty and accountability. This code addresses areas of professional conduct relating to service on our Board, including conflicts of interest, protection of confidential information, fair dealing and compliance with all applicable laws and regulations.
These documents are available on our website at www.leidos.com by clicking on the links entitled “Investors” followed by “Governance.” We intend to post on our website any material changes to or waivers from our Code of Conduct and Code of Business Conduct of the Board of Directors.
RELATED PARTY TRANSACTIONS
Our Policy and Procedures
The Board has adopted written policies and procedures for the review and approval of transactions between us and certain “related parties,” which are generally considered to be our directors and executive officers, nominees for director, holders of five percent or more of our outstanding capital stock and members of their immediate families. The Board has delegated to the Audit and Finance Committee the authority to review and approve the material terms of any proposed related party transaction. If a proposed related party transaction involves a non-employee director or nominee for election as a director and may be material to a consideration of that person’s independence, the matter is also considered by the Chair of the Board and the Chair of the Audit and Finance Committee.
In determining whether to approve or ratify a related party transaction, the Audit and Finance Committee considers, among other factors it deems appropriate, the potential benefits to us, the impact on a director’s or nominee’s independence or an executive officer’s relationship with or service to us, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction. In deciding to approve a transaction, the Committee may, in its sole discretion, impose such conditions as it deems appropriate on the related party or us. Any transactions involving the compensation of executive officers, however, are to be reviewed and approved by the Human Resources and Compensation Committee. If a related party transaction will be ongoing, the Audit and Finance Committee may establish guidelines to be followed in our ongoing dealings with the related party. Thereafter, the Audit and Finance Committee will review and assess ongoing relationships with the related party on at least an annual basis to determine whether they comply with the Committee’s guidelines and that the related party transaction remains appropriate.
Related Party Transactions
Gerard A. Fasano is Leidos’ Chief Growth Officer. Mr. Fasano’s brother, Matthew Fasano, is a program manager at Leidos and received compensation of approximately $250,000 in 2024, including annual salary and incentive awards commensurate with his qualifications, responsibilities and other employees holding similar positions. This relationship was approved by the Audit and Finance Committee.
M. Victoria Schmanske is Leidos’ President, Commercial and International Sector. Ms. Schmanske’s brother-in-law, Paul Schmanske, is an infrastructure lead at Leidos and received compensation of approximately $210,000 in 2024, including annual salary and incentive awards commensurate with his qualifications, responsibilities and other employees holding similar positions. This relationship was approved by the Audit and Finance Committee.

LEIDOS	39

CORPORATE GOVERNANCE
Director Compensation
We use a combination of cash and stock-based incentives to attract and retain qualified candidates to serve as directors. In determining director compensation, we consider the significant amount of time required of our directors in fulfilling their duties, as well as the skill and expertise of our directors. Frederic W. Cook & Co. (FW Cook) provides competitive compensation data and director compensation program recommendations to the Human Resources and Compensation Committee for review to assist in determining its recommendation. The competitive compensation data includes information regarding the compensation (cash, equity and other benefits) of the non-employee directors within our compensation peer group that is further described in “Comparable Market Compensation“ on page 53. The Human Resources and Compensation Committee considers this information and recommends to the Board the form and amount of compensation to be provided. The director compensation described below represents the total compensation received by our directors for their service as directors for both Leidos Holdings, Inc. and Leidos, Inc. Annual retainer amounts are prorated based on time served on the Board or in a committee chair role during the year. We also reimburse our directors for expenses incurred while attending meetings or otherwise performing services as a director. We do not pay separate meeting fees. Our employee director does not receive additional compensation for service as a director. The following is a summary of our annual compensation program for our non-employee directors, as paid for service in 2024:

ADDITIONAL CASH RETAINERS
INDEPENDENT CHAIR $200,000	COMMITTEE CHAIR FEES Audit and Finance Committee Chair $25,000 Human Resources and Compensation Committee Chair $20,000 All Other Committees(4) $15,000

(1)Vesting on the earlier of one year from the date of grant or on the date of the next annual meeting of stockholders following the date of grant
(2)If a non-employee director retires due to our mandatory retirement policy, equity awards continue to vest as scheduled and options remain exercisable for the remainder of the original full option term
(3)$130,000 in restricted stock units and $50,000 in stock options
(4)An annual cash retainer is paid to the members of the Special Committee, consisting of $15,000 for the Chair and $10,000 for each other member
In October 2024, FW Cook proposed to the Human Resources and Compensation Committee that, for the 2025 director compensation program, (i) each of the equity and cash retainers paid to each of our directors be increased by $5,000, and (ii) cash retainer for service as chair of the Corporate Governance and Ethics Committee be increased by $2,500. These recommendations were made with the aim of aligning director compensation more closely with the market median. The Human Resources and Compensation Committee approved these recommendations, which were subsequently approved by the Board.
DEFERRAL PLANS
Non-employee directors are eligible to defer all or any portion of their cash retainers or certain equity compensation into our Keystaff Deferral Plan or Key Executive Stock Deferral Plan, or both. These plans are described in further detail under the caption “Executive Compensation—Nonqualified Deferred Compensation” below.

40	2025 PROXY STATEMENT

CORPORATE GOVERNANCE
Stock Ownership Guidelines and Policies
The Board believes that its members should acquire and hold shares of our stock in an amount that is meaningful and appropriate.

OWNERSHIP REQUIREMENTS	DIRECTORS ●●●●● At least 5x annual cash retainer

All of our directors continue to observe this holding requirement. In addition to these ownership guidelines, our directors are also subject to policies that prohibit certain short-term or speculative transactions in our securities that we believe carry a greater risk of liability for insider trading violations or may create an appearance of impropriety. Our policy requires directors to obtain preclearance for all transactions in our securities. In 2024, no directors were granted an exception to these requirements.

The following table sets forth information regarding the compensation paid to our directors for service in fiscal 2024:

Name(1)	Fees earned or paid in cash ($)(2)	Stock awards ($)(3)	Option awards ($)(4)	Total ($)
Gregory R. Dahlberg	135,220	130,106	50,001	315,327
David G. Fubini	128,750	130,106	50,001	308,857
Noel B. Geer	151,250	130,106	50,001	331,357
Miriam E. John(1)	45,000	—	—	45,000
Tina W. Jonas(1)	32,948	—	—	32,948
Robert C Kovarik, Jr.	160,000	130,106	50,001	340,107
Harry M. J. Kraemer, Jr.	—	130,106	50,001	180,107
Gary S. May	125,000	130,106	50,001	305,107
Surya N. Mohapatra	125,000	130,106	50,001	305,107
Nancy A. Norton(1)	125,000	171,763	66,032	362,795
Patrick M. Shanahan	125,000	130,106	50,001	305,107
Robert S. Shapard	355,000	130,106	50,001	535,107
Susan M. Stalnecker	125,000	130,106	50,001	305,107
(1)Thomas A. Bell, our Chief Executive Officer, is not included in this table because he did not receive additional compensation for his services as a director. Mr. Bell’s compensation is disclosed in the “Summary Compensation Table“ on page 66. Dr. John retired from our Board effective April 26, 2024. Ms. Jonas was appointed to the Board effective September 25, 2024. Amounts shown for Vice Admiral Norton include prorated equity awards for the period between her appointment to the Board on January 1, 2024, and the annual director grants on May 3, 2024.
(2)Amounts in this column represent the aggregate dollar amount of all fees earned or paid in cash for services as a director for annual retainer fees, independent lead director fees, and committee and/or chair fees. Non-employee directors are eligible to defer such cash fees into our Keystaff Deferral Plan and Key Executive Stock Deferral Plan. Mr. Kraemer elected to defer all of his fees earned in fiscal 2024 into our Keystaff Deferral Plan.
(3)Amounts in this column reflect the grant date fair value of awards granted in 2024 computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). For more information regarding our application of FASB ASC Topic 718, including the assumptions used in the calculations of these amounts, see Note 17 of Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K as filed with the SEC on February 11, 2025. Non-employee directors are eligible to defer such awards into our Key Executive Stock Deferral Plan. Mr. Kraemer elected to defer all of his restricted stock units granted in fiscal 2024 into our Key Executive Stock Deferral Plan.

LEIDOS	41

CORPORATE GOVERNANCE
At the end of fiscal 2024, the following non-employee directors held the following number of unvested stock units, including unvested stock units in our Key Executive Stock Deferral Plan:

Name	Unvested stock units (#)
Gregory R. Dahlberg	912
David G. Fubini	912
Noel B. Geer	912
Miriam E. John	—
Tina W. Jonas	—
Robert C. Kovarik, Jr.	912
Harry M. J. Kraemer, Jr.	912
Gary S. May	912
Surya N. Mohapatra	912
Nancy A. Norton	1,204
Patrick M. Shanahan	912
Robert S. Shapard	912
Susan M. Stalnecker	912
(4)At the end of fiscal 2024, our non-employee directors held vested options to purchase the following number of shares of our common stock:

Name	Aggregate shares subject to outstanding options (#)
Gregory R. Dahlberg	13,782
David G. Fubini	3,475
Noel B. Geer	10,712
Miriam E. John	13,603
Tina W. Jonas	—
Robert C. Kovarik, Jr.	10,712
Harry M. J. Kraemer, Jr.	14,782
Gary S. May	14,782
Surya N. Mohapatra	10,712
Nancy A. Norton	1,557
Patrick M. Shanahan	5,613
Robert S. Shapard	14,782
Susan M. Stalnecker	14,782

42	2025 PROXY STATEMENT

PROPOSAL 2	Advisory Vote on Executive Compensation

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

We are providing our stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC.
We urge stockholders to read our Compensation Discussion and Analysis (CD&A), which describes in detail how we seek to closely align the interests of our named executive officers with the interests of our stockholders. As described in the CD&A, our compensation programs are designed to:
▶Pay for performance by tying a substantial majority of an executive’s compensation to the achievement of financial and other performance measures that the Board believes promote the creation of long-term stockholder value and position the company for long-term success;
▶Target total direct compensation at approximately the median among companies with which we compete for executive talent;
▶Enable us to recover, or “clawback,” incentive compensation if there is any material restatement of our financial results, if an executive is involved in misconduct or failure to manage or monitor conduct or risk, as determined by the Committee;
▶Require our executives to own a significant amount of our stock;
▶Avoid incentives that encourage unnecessary or excessive risk-taking; and
▶Compete effectively for talented executives who will contribute to our long-term success.
The Human Resources and Compensation Committee of the Board believes that these programs and policies are effective in implementing our pay-for-performance philosophy and achieving its goals. This advisory stockholder vote, commonly known as “Say-on-Pay,” gives you, as a stockholder, the opportunity to advise whether you approve of our executive compensation program and policies by voting on the following resolution:
RESOLVED, that the stockholders approve, on a nonbinding, advisory basis, the compensation of the named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC, including the CD&A, compensation tables and narrative discussion contained in the “Executive Compensation” section.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our named executive officers, as described in the CD&A and Executive Compensation sections of this proxy statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, our Board or the Human Resources and Compensation Committee of the Board. Our Board values the opinions of our stockholders. To the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, the Human Resources and Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.
Vote Required
The affirmative vote of a majority of the voting power of common stock present or represented either in person or by proxy and entitled to vote on the matter is required to approve this proposal. Abstentions will have the effect of a vote against the proposal and broker non-votes will not be counted in evaluating the results of the vote. This advisory vote on executive compensation is nonbinding on the Board.
Shares of common stock represented by properly executed, timely received and unrevoked proxies will be voted as instructed. In the absence of specific instructions, properly executed, timely received and unrevoked proxies will be voted “FOR” the proposal.

LEIDOS	43

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Letter from the Human Resources and Compensation Committee
Dear Fellow Stockholders,
The “Compensation Discussion and Analysis” section outlines Leidos’ fiscal 2024 executive compensation program. This program is designed to link executive compensation with the successful implementation of Leidos’ key financial and strategic objectives as the management team, led by Tom Bell, guides Leidos through its new “NorthStar 2030” corporate strategy. Amidst a challenging landscape and an increasingly complex industry, the focus remains on strategically positioning Leidos for sustained growth. The Committee is confident that the 2024 program’s design effectively motivates the management team to fulfill these goals.
In the design of our fiscal 2024 executive compensation program, we emphasized a structure that strongly favors performance-based elements and aligns executive compensation with the interests of our stockholders. We have also incorporated feedback from our stockholders gathered through our engagement program. As a result, the 2024 executive compensation program is characterized by restrained fixed compensation, a pronounced emphasis on equity-oriented pay, and a robust focus on predetermined financial performance targets and stock price growth.
In 2024, the Committee was actively involved in overseeing the Company’s total rewards strategy, with the goal of developing a program that supports attracting, engaging, and retaining critical talent. Additionally, the Committee was closely involved in talent strategy discussions, aiming to deepen and strengthen the Company’s talent pool to navigate emerging technologies and meeting our customers’ needs.
For fiscal 2025, we will continue to require robust performance for payouts linked to our short-term and long-term incentive plans, closely aligning incentive pay with Leidos’ performance.
Our stockholders continue to support our executive compensation program, as evidenced by our say-on-pay voting results. We were pleased by the substantial support for the fiscal 2023 program, which received approval from approximately 96% of the votes cast at the 2024 annual meeting. We look forward to continue working with the Board of Directors and executive team in supervising and implementing our strategic objectives.
Sincerely,

DAVID G. FUBINI (Chair)	NOEL B. GEER	ROBERT C. KOVARIK, JR.	SURYA N. MOHAPATRA	NANCY A. NORTON	SUSAN M. STALNECKER

44	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis, or CD&A, and the tables and narrative that follow provide important information about our executive compensation programs for the prior fiscal year. In this proxy statement, the term “named executive officers” or “NEOs“ refers to the following executive officers:

Thomas A. Bell	Christopher R. Cage	Daniel J. Antal (1)	Elizabeth M. Porter	Gerard A. Fasano

Chief Executive Officer	Chief Financial Officer	General Counsel	President, Health and Civil Sector	Chief Growth Officer

(1)Mr. Antal assumed the position of General Counsel, effective April 1, 2024.
In this CD&A, the “Committee” refers to the Human Resources and Compensation Committee of the Board of Directors, which is responsible for overseeing the compensation programs for all of our executives. The tabular disclosures following this CD&A provide data on all of our named executive officers.
Our executive compensation programs are designed to align the interests of senior management with stockholders by tying a significant portion of their potential compensation to the achievement of challenging financial performance goals, which include adjusted EBITDA margin (%), operating cash flow, revenue, adjusted earnings per share and relative total shareholder return. Financial performance goal achievement is driven by our leadership’s behaviors which contribute to a top-tier workplace environment, improve our efficiency and effectiveness, and ultimately help us to win key business opportunities and drive long-term value for stockholders. Additionally, senior management’s potential compensation may be modified based on the achievement of personal goals and how such employees lead their teams and conduct business (the “Modifier”). The Modifier measures performance in line with the Company’s six core values: integrity, inclusion, innovation, agility, collaboration, and commitment.
Table of Contents

Executive Summary
In this section, we discuss our business performance highlights for 2024 relating to pay and our executive compensation philosophy, provide an overview of our pay program, and highlight certain of our compensation practices.
▶See Page 46

How We Determine Total Direct Compensation
In this section, we discuss roles and responsibilities in determining compensation and our processes to determine total direct compensation, summarize previous stockholder advisory votes, and discuss our assessment of risks in our compensation programs.
▶See Page 50

Compensation Decisions for Fiscal 2024 In this section, we discuss each compensation element of our 2024 program, including financial factors.	▶See Page 55

Other Policies and Considerations
In this section, we discuss our equity award grant practices, stock ownership guidelines, hedging and short-term or speculative transactions policy, compensation recoupment policy, and tax deductibility of executive compensation.
▶See Page 64

LEIDOS	45

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
EXECUTIVE SUMMARY
BUSINESS PERFORMANCE HIGHLIGHTS FOR 2024 RELATED TO PAY
Our business performance in 2024 was strong. We ended fiscal 2024 with reported revenues of $16.7 billion, an increase of 8% compared to the prior fiscal year. Our performance builds on Leidos’ success as an industry and technology leader serving government and commercial customers with smarter, more efficient digital and mission innovations. In fiscal 2024, we increased adjusted EBITDA margin by 210 basis points compared to the prior fiscal year to a record 12.9%, enabling a 19% increase in operating cash flow. We delivered on our financial commitments to investors, allocated capital to deliver value for our stockholders, won programs that position us for future growth, and grew our talent base.
The data set forth below include the performance metrics that form a significant part of our 2024 compensation targets. We achieved 104% of our revenue compensation target, demonstrating a strong foundation for growth. Adjusted EBITDA margin reached 121% of compensation target. We also achieved 127% of our operating cash flow compensation target, reflecting strong performance across the enterprise. We provide additional information regarding these compensation metrics, including a definition of such metrics and adjustments made for our compensation programs from the reported metrics, in “Annual Cash Incentive Awards for Fiscal 2024” on page 55.(1)(2)

Giving us a strong foundation for growth, we achieved:(1)	Reflecting strong performance across all our operational segments, we achieved:

ADJUSTED EBITDA Margin (%)	OPERATING CASH FLOW	REVENUE

13%	$1.39 BILLION	$16.7B or 8% INCREASE compared to FY23

5-YEAR COMPARISON OF CUMULATIVE TOTAL RETURN

Leidos Holdings, Inc.	S&P 500 IT Services Index	S&P 500 Composite Index
(1)Amounts shown for fiscal 2024, other than revenue, are adjusted metrics as used in our compensation targets.
(2)We use financial measures in this proxy statement that are not measures of financial performance under U.S. generally accepted accounting principles (GAAP), in particular as compensation targets. These non-GAAP measures should be viewed as supplements to (not substitutes for) our results of operations and other measures reported under GAAP. Other companies may not define or calculate these non-GAAP measures in the same way. We provide a reconciliation of non-GAAP measures used as compensation targets in this proxy statement on page 57.

46	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
PERFORMANCE-BASED PAYOUT DETERMINATIONS
The Committee established the performance targets for our annual cash incentive programs and the long-term incentive programs. At the beginning of the fiscal year, the Committee set goals for revenue, operating cash flow, and adjusted EBITDA margin. In 2022, the Committee established long-term performance goals for the performance share program measuring the three-year performance period covering fiscal years 2022 through 2024. The vesting and payout for these performance shares were contingent on the achievement of a relative total shareholder return metric (weighted 50%) and a revenue goal (weighted 50%), with all metrics measuring cumulative results over the three-year performance period.
2024 SHORT-TERM INCENTIVE PLAN FINANCIAL PERFORMANCE VS TARGETS

	Threshold	Target	Maximum
Adjusted EBITDA Margin
Operating Cash Flow
Revenue
PERFORMANCE SHARE PROGRAM (PSP) VS TARGETS

	Threshold	Target	Maximum	Achievement Level
Revenue
Relative Total Shareholder Return
EXECUTIVE COMPENSATION PHILOSOPHY
We believe that executive pay should be largely variable, equity-based, and tied to preset performance goals, and this is demonstrated in our pay mix and design.

LIMITED FIXED COMPENSATION	PREDOMINANTLY EQUITY-BASED PAY	FOCUS ON PRE-ESTABLISHED FINANCIAL PERFORMANCE GOALS AND STOCK PRICE APPRECIATION

Base salary is the only component of “fixed” compensation for our named executive officers and represents a significantly smaller portion of executive pay than “variable” compensation—representing a range between 13% for our Chief Executive Officer and 25% for the highest non-CEO NEO.

The majority of executive pay takes the form of long-term equity incentives—a mix of performance shares, PRSUs, and stock options—ranging from 50% to 67% of target total direct compensation. This reflects our belief that equity should comprise the largest component of executive pay.

100% of the annual cash incentive target opportunity is based on pre-established, quantifiable goals, with the potential adjustment based upon the Modifier. 80% of the target opportunity for long-term incentives are tied to pre-established goals: 50% in the form of three-year performance share program awards and 30% in the form of PRSUs. The remaining 20% of the target opportunity for long-term incentives is in the form of stock options, which will not yield value unless the stock price increases from the stock price on the grant date.

LEIDOS	47

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
PAY AT A GLANCE
The following table summarizes the elements of our executive compensation program for 2024:

Pay Element	CEO	Other NEOs	Description and Purpose	Time Period	Metrics
			▶Fixed cash compensation recognizing individual performance, time in role, scope of responsibility, leadership skills, and experience. ▶Reviewed annually and adjusted when appropriate.	Current pay	Pay aligned to experience and job scope, generally targeted to median of applicable market data.
			▶Variable cash compensation based on performance against annually established targets.	One-year performance period	Financial ▶Adjusted EBITDA Margin (%) (40%) ▶Operating Cash Flow (30%) ▶Revenue (30%)
▶Designed to reward executives for annual performance on key operational and financial measures.
Modifier
▶A Modifier of 80% to 120% applied based on how the leaders achieved personal goals, lead their teams, and conduct business. The evaluation of these behaviors and actions will be conducted within the context of the Company’s six core values: integrity, inclusion, innovation, agility, collaboration, and commitment.

Distributed in shares of our common stock and designed to encourage and reward longer-term growth, profitability and stock price appreciation by tying share payouts to the achievement of key financial goals.
				Three-year performance period	▶Relative Total Shareholder Return (50%) ▶Cumulative Adjusted EBITDA (50%)

Distributed in shares of our common stock and designed to drive sustainable performance that delivers long-term value to stockholders while directly aligning interests of executives and stockholders; enhances executive retention.
				Three-year ratable annual vesting subject to the achievement of a performance hurdle	Adjusted earnings per share hurdle must be met with respect to the first year following the date of grant for units to be eligible for vesting.
			Rewards longer-term stock price appreciation.	Three-year ratable annual vesting with a seven-year term	Stock price appreciation (100%)

48	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Pay Composition
The chart below depicts each principal element of target compensation as a percentage of total direct compensation for each of our named executive officers for 2024.
(1)Percentages shown for Mr. Antal excludes his cash sign-on bonus, as this was a onetime compensation decision associated with his hiring.
2024 COMPENSATION PROGRAM
Each year, we perform a comprehensive review of our executive compensation program in consideration of our performance, the performance of our peer group, historical pay information, market practices and trends, the market for talent, stockholder and other stakeholder feedback, and other relevant points of information to assess the program, executive compensation levels, and pay design.
EXECUTIVE COMPENSATION HIGHLIGHTS
Our compensation programs seek to closely align the interests of our named executive officers with the interests of our stockholders. To achieve this goal, our programs are designed to:
▶Pay for performance by tying a substantial majority of an executive’s compensation to the achievement of financial and other performance measures that the Board believes will promote the creation of long-term stockholder value and will position the Company for long-term success;
▶Target total direct compensation at approximately the median among companies with which we compete for executive talent;
▶Enable us to recover, or “clawback,” incentive compensation if there is any material restatement of our financial results or if an executive is involved in misconduct or fails to manage or monitor conduct or risk, as determined by the Committee;
▶Require our executives to own a significant amount of our stock;
▶Avoid incentives that encourage unnecessary or excessive risk-taking; and
▶Compete effectively for talented executives who will contribute to our long-term success.
The following table summarizes certain highlights of our executive compensation practices and policies:

What We Do	What We Don’t Do

  Use predominantly equity-based pay
  Use rigorous goal setting aligned with pre-established targets
  Use “clawback” provisions to promote accountability
  Use balanced performance metrics that consider absolute and relative performance
  Conduct annual compensation review and risk assessment
  Use meaningful equity ownership guidelines
  Retain an independent compensation consultant
  Utilize a minimum one-year vesting requirement for all equity award types

  No excessive perquisites
  No “golden parachutes”
  No “single-trigger” severance benefits or accelerated vesting of equity upon a change in control
  No multi-year guaranteed incentive awards for senior executives
  No excise tax “gross-ups” upon a change in control
  No discounting, reloading, or repricing of stock options without stockholder approval
  No liberal share recycling

LEIDOS	49

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
HOW WE DETERMINE TOTAL DIRECT COMPENSATION
The Committee’s framework for determining executive compensation supports and reinforces our pay-for-performance philosophy and incorporates the following key steps:

SET PRIORITIES	ESTABLISH AND APPROVE

▶The Committee sets annual performance priorities, including both financial and nonfinancial performance metrics for the Company and its businesses.
▶The Committee establishes target incentive ranges which are informed by Company performance, peer group performance, historical pay information, market practices and trends, the market for talent, stockholder and other stakeholder feedback, and other relevant points of information to assess the program, executive compensation levels, and pay design.

ASSESS PERFORMANCE	DETERMINE COMPENSATION

▶The Committee assesses Company and individual performance at year-end, including progress in achieving our strategic objectives and annual performance priorities.
▶The Committee determines executive compensation after year-end based on its performance assessment and discussion with the Board.
▶The Committee determines compensation elements that support the Company's key compensation objectives.

ROLES AND RESPONSIBILITIES

ROLE OF INDEPENDENT CONSULTANT

The Committee has retained FW Cook as its independent compensation consultant to assist the Committee in evaluating executive compensation programs and in setting executive officer compensation. FW Cook serves the Committee in an advisory role only and does not decide or approve any compensation actions. The consultant reports directly to the Committee and does not perform any services for management. The consultant’s duties include the following:

▶Reviewing our total compensation philosophy, compensation peer group, and target competitive positioning for reasonableness and appropriateness;
▶Reviewing our overall executive compensation program and advising the Committee on evolving best practices;

▶Providing independent analyses and recommendations to the Committee on executive officers’ compensation and new programs that management submits to the Committee for approval; and
▶Reviewing the Compensation Discussion and Analysis for our Proxy Statement.

The consultant interacts directly with members of management only on matters under the Committee’s oversight and with the knowledge and permission of the Committee. The Committee has assessed the independence of FW Cook pursuant to applicable SEC and NYSE listing rules and concluded that the firm’s work for the Committee does not raise any conflict of interest.

ROLE OF HUMAN RESOURCES AND COMPENSATION COMMITTEE

The role of the Committee is to have direct responsibility relating to the following:

▶Executive compensation;
▶Evaluation and approval of compensation plans, policies and programs, including incentive compensation and equity-based plans for employees and officers;
▶Preparation of reports on executive compensation for inclusion in the Company’s proxy statement or Annual Report on Form 10-K;

▶Reviewing and making recommendations to the Board of Directors regarding director compensation; and
▶Ensuring that the Company’s human resources policies and practices are consistent with the Company’s values and long-term objectives.

ROLE OF MANAGEMENT

The CEO presents the Committee with performance assessments and compensation recommendations for each NEO, other than himself. The Committee reviews these recommendations with FW Cook to assess whether they were reasonable compared with the market for executive talent and meets in executive session to discuss the performance of the CEO and the other NEOs and to determine their compensation. In addition, the Committee and Board review proposed NEO incentive compensation with the CEO, and the Committee reviews CEO compensation with the Board (other than the CEO).

50	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
How We Determine Total Direct Compensation

Establishing Criteria
In determining the amounts of total direct compensation (base salary, annual and long-term incentives) to be awarded to our NEOs, we considered the:
▶Company’s overall performance;
▶Performance of operating units under the NEO’s management;
▶Individual performance as measured against performance goals and criteria; and
▶Competitive market data for our compensation peer group as well as third-party survey data for the general industry and the technology industry.

Review of Criteria
Company and Sector Operational Performance
Our overall enterprise performance (or a combination of Company enterprise and business sector performance for NEOs with operational responsibilities) determines the payout for 100% of the target amount of any annual cash incentive awards and for 100% of any PSUs and PRSUs. Payout amounts are principally determined based upon the Company’s or group’s achievement of financial and operating objectives set at the beginning of the fiscal year, but the Committee retains the discretion to reduce the payouts when appropriate. The maximum score for performance on any of the financial metrics for the cash incentive awards and the performance share program awards is 200%. The earnings per share metric for the PRSUs is a hurdle that, when met, results only in continued time-vesting of the PRSUs; results for this metric do not result in an adjustment to the amount of the PRSUs.
Individual Performance
In determining base salaries, the Committee reviews a performance assessment for each of our NEOs, as well as compensation recommendations provided by the Chief Executive Officer for the other NEOs. The Committee also considers market data and information provided by FW Cook.
Personal performance goals and leadership behaviors relate to ethics and integrity, maintaining a top-tier workplace environment, collaboration, achieving customer satisfaction and retention, business development in strategic areas, and other financial and operating goals as appropriate. The Modifier of +/- 20% may be applied to our short-term cash incentive plan based on personal goals and how the employees lead their teams and conduct business.

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Assessing Chief Executive Officer Performance
In determining compensation for our Chief Executive Officer, the Committee meets in executive session and evaluates his performance based on his achievement of performance objectives that were established and agreed upon at the beginning of the fiscal year. Input is received from the independent directors. The Committee also considers the Chief Executive Officer’s general leadership contributions towards the Company’s performance, including financial and operating results, development and achievement of strategic objectives and progress in building capability among the senior management team. The Committee also considers market data and information provided by FW Cook. The Committee determines the Chief Executive Officer’s compensation and then reviews his evaluation and compensation with the Board’s independent directors. The Independent Chair and the Chair of the Committee then present the Committee’s evaluation and compensation determination to the Chief Executive Officer.
At the beginning of each fiscal year, the Committee reviews and approves:
▶The amount of base salary and target incentive opportunities to be provided for the upcoming year;
▶The payout range for the annual cash incentive awards that may be earned for the year and the performance goals and criteria upon which the amounts of the awards will be determined;
▶The payout range for PSUs that may be earned for the performance period beginning in that fiscal year and the performance goals and criteria upon which the amounts of the PSUs and PRSU awards for the relevant performance period will be determined; and
▶The mix and amount of long-term incentive awards (including PSUs, PRSUs and stock options) to be granted to our NEOs.

Approval of Awards
The Committee reviews and approves the amount of direct compensation to be provided to our NEOs for each fiscal year. NEOs do not propose their own compensation.
In approving payout ranges for our incentive programs, we determine the levels of performance that must be achieved in order to receive a threshold, target and maximum payout amount for each goal. Upon completion of each fiscal year, the Committee approves the payment, if any, of cash incentive awards and the number of performance shares, if any, that are earned based upon the achievement of the predetermined performance goals and criteria for the performance cycles just completed.

52	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
COMPARABLE MARKET COMPENSATION
The Committee compares the amount of direct compensation that we provide to our NEOs to that provided by companies with whom we compete for executive talent in similar roles and with similar responsibilities. To assist with this effort, FW Cook conducts an annual review and benchmarking analysis of each element of target total direct compensation (including salary, cash and equity incentives) provided to our executive officers. In October 2023, FW Cook compared the target compensation provided to members of senior management against that provided by other publicly traded engineering, information technology, consulting and defense companies, which we refer to as our “compensation peer group,” as well as third-party survey data for the general industry and the technology industry.
Compensation peer group companies are chosen for having a similar industry focus as ours and for competing with us for talent, as well as for business and stockholder investment. Furthermore, the compensation peer group is initially structured so that no company within the group has annual revenues smaller than 40% or greater than 250% of our annual revenue and a market capitalization within a reasonable range.
The Committee periodically reviews and updates the compensation peer group to ensure that the companies in our compensation peer group are strong business and talent competitors and are comparable in size. In July 2023, the Committee consulted with FW Cook and reviewed the compensation peer group to be used for setting fiscal 2024 target compensation. At the time the compensation peer group for fiscal 2024 was approved, the Company was at the 63rd percentile for revenue and the 48th percentile for market capitalization as compared to the compensation peer group. The Company’s peer group remained consistent with no alterations from the previous fiscal year.
LEIDOS POSITIONING RELATIVE TO ITS PEER GROUP (1)

Total Revenue
Market Capitalization
(1)    Total Revenue reflected as most recently reported four quarters for the peer group and market capitalization as of June 20, 2023.
Our Fiscal 2024 Compensation Peer Group

AECOM Booz Allen Hamilton CACI International CGI Cognizant Technology Solutions	Fluor Corporation Huntington Ingalls Industries Jacobs Solutions KBR Kyndryl	L3Harris Technologies Northrop Grumman Corporation SAIC Textron

The Committee considers market data and analysis when evaluating appropriate levels of target total direct compensation. To be competitive in the market for our executive-level talent, we generally:
▶Target overall compensation for our NEOs to be at the market median, although the actual cash paid and equity incentive awards earned will vary based on actual financial and individual performance and may therefore generate compensation that is higher or lower than the market median; and
▶Award higher levels of compensation, when appropriate, in recognition of the importance or uniqueness of the role of an executive officer or to address retention concerns.

LEIDOS	53

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
STOCKHOLDER ADVISORY VOTE
At our last annual stockholders’ meeting in April 2024, we held a nonbinding stockholder advisory vote on the compensation of our named executive officers, commonly referred to as a say-on-pay vote. Our stockholders overwhelmingly approved the compensation of our named executive officers, with approximately 96% of stockholder votes cast in favor of our say-on-pay resolution.

2024 SAY-ON-PAY
As we evaluated our compensation practices during fiscal 2023, we considered the support our stockholders expressed for our pay-for-performance compensation philosophy and that influenced our decision not to make any significant changes to our executive compensation programs in 2024. We continued to emphasize short- and long-term incentive compensation, targeted at competitive market median levels, with a substantial majority of total compensation based on the achievement of financial performance goals designed to deliver value for our stockholders.

At our 2024 annual meeting of stockholders, our stockholders expressed a preference for an annual, nonbinding advisory vote on executive compensation, in accordance with our Board’s recommendation. Consistent with our stockholders’ preference in this regard, we expect to continue holding an advisory stockholder vote on the compensation of our named executive officers each year.
ASSESSMENT OF RISKS IN OUR COMPENSATION PROGRAMS
During fiscal 2024, management undertook a risk assessment of our compensation programs, which FW Cook reviewed. In conducting the assessment, we reviewed our pay practices and incentive programs to identify any potential risks inherent in our compensation programs. We also reviewed the risks facing the Company and evaluated whether our compensation practices and programs could be expected to increase or help mitigate these risks. The finding of the assessment, with which the Committee concurred, was that our compensation programs are effectively designed to help mitigate excessive risk-taking that could harm our value or inadvertently reward poor judgment by our executives or other employees. The factors considered in reaching this conclusion include:
▶Short-term incentive measures that are balanced among different financial measures, with targets that are intended to be achievable upon realistic levels of performance;
▶Significant weighting toward long-term incentive compensation that promotes long-term decision-making and discourages short-term risk-taking;
▶Maximum payouts that are capped at levels that do not reward excessive risk-taking;
▶Goals that are based on Company and sector performance measures, which mitigate excessive risk-taking within any particular business unit;
▶Leadership behaviors, such as ethics and integrity, that are specifically addressed in our short-term incentive programs;
▶Our compensation recoupment policy that allows us to recover compensation based on financial results that are subsequently restated, if fraud or intentional misconduct or failure to manage or monitor conduct or risk, as determined by the Committee, is involved; and
▶Our stock ownership guidelines that encourage a long-term perspective.

54	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
COMPENSATION DECISIONS FOR FISCAL 2024
BASE SALARY
The Committee reviews executive officers’ base salaries annually or at the time of promotion or a substantial change in responsibilities based on the criteria described above. For fiscal 2024, the Committee considered FW Cook’s analysis of salary levels for comparable positions in the compensation peer group based on proxy and survey data. Individual base salary amounts also reflect the Committee’s judgment with respect to each executive officer’s level of responsibility, individual performance, experience and other factors, including internal equity considerations, the individual’s historical compensation and any retention concerns.
At the beginning of 2024, the Committee approved increases in the base salaries for our named executive officers in order to bring them closer to the market median of our compensation peer group.

	2023 Salary	2024 Salary(1)	% Increase	$ Increase
Thomas A. Bell	$1,250,000	$1,320,000	6%	$70,000
Christopher R. Cage	$760,000	$785,000	3%	$25,000
Daniel J. Antal (2)	$—	$600,000	—%	$—
Elizabeth M. Porter	$595,000	$615,000	3%	$20,000
Gerard A. Fasano	$630,000	$652,000	3%	$22,000
(1)Annual salary increases become effective in March of each year. Accordingly, amounts shown may differ from the annual salary information included in the “Summary Compensation Table” on page 66.
(2)Mr. Antal was appointed General Counsel, effective April 1, 2024, and received a base salary level of $600,000 annually.
ANNUAL CASH INCENTIVE AWARDS FOR FISCAL 2024
Payout under the fiscal 2024 annual cash program is based on financial results against our metrics, which may be adjusted by the Modifier. The financial metrics are further weighted as follows: Adjusted EBITDA Margin (%) (40%), Operating Cash Flow (30%) and Revenue (30%). The +/- 20% Modifier can be applied to the annual cash incentives which is assessed based on personal goals, how an employee leads their teams and conducts business.

Enterprise Functions

Enterprise Financial Results Payout (100%)	+/-	Modifier (20%)	=	Annual Cash Incentive Award

Sector Presidents

Enterprise Financial Results Payout (25%)	+	Sector Financial Results Payout (75%)	+/-	Modifier (20%)	=	Annual Cash Incentive Award

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Performance Measures and Weightings. Our annual cash incentive plan for fiscal 2024 was designed to incentivize and reward both Company financial performance and individual contributions to enterprise goals. The intended purpose and relative weightings of the performance goals are shown below:

Adjusted EBITDA Margin (%) means the ratio of adjusted EBITDA to revenue, where adjusted EBITDA (%) equals adjusted EBITDA dollars divided by revenue dollars. Adjusted EBITDA takes GAAP EBITDA and adds back costs considered non-GAAP, such as expenses related to goodwill impairments, asset impairments, amortization of acquired intangibles, and acquisition, integration, and restructuring costs.
Operating Cash Flow measures the amount of cash generated by a company’s normal business operations. It indicates whether a company can generate sufficient positive cash flow to maintain and grow its operations. Operating cash flow equals net income, plus or minus noncash adjustments, plus or minus changes in working capital.
Revenue measures recognized sales as defined by U.S. GAAP and disclosed in Leidos’ Statement of Operations.
If we fail to achieve at least 70% of our adjusted EBITDA Margin (%) goal, there is no payout to executives.

Financial Performance Targets. We place significant weight on our financial results when determining compensation because they offer an objective measure of our success. Financial goals compose 100% of the target opportunity under our annual cash incentive program, reflecting their paramount importance.
If performance in revenue and adjusted EBITDA margin (%) falls below 92% of the target and operating cash flow is less than 80% of the target, no bonus will be awarded for that metric. Conversely, achieving 108% or more of the target for revenue and adjusted EBITDA margin (%) unlocks the maximum payout of 200% of the target. For operating cash flow, reaching or exceeding 120% of the target also results in the maximum payout of 200%.
The Committee generally aims to set financial performance goals that improve upon the prior year's results, highlighting our commitment to continuous advancement. For the 2024 program, revenue target represents a 3% increase compared to the prior fiscal year results. Our operating cash flow was expected to be slightly lower than the actual figures reported for 2023 as a result of changing dynamics in our business operations. Additionally, in December 2023, we experienced a onetime event where we received approximately $63 million in early cash collections originally planned for fiscal 2024. This early influx provided an increase cash flow in fiscal 2023, which was adjusted when establishing financial performance targets for fiscal 2024. The adjusted EBITDA margin (%) target for fiscal 2024 remained substantially the same compared to fiscal 2023, in alignment with our long-term financial strategy to promote sustainable growth that supports our broader objectives. We believe that prioritizing long-term stability and aligning our compensation incentives with these goals will foster enduring success for the Company.

($ in millions) (except Adjusted EBITDA margin (%))	2023 Results	2024 Target	% Change
Revenue	15,438	15,950	3%
Adjusted EBITDA Margin (%)	10.8%	10.7%	(0.9)%
Operating Cash Flow	$1,165	$1,100	(6%)
Award Payout Ranges. Target bonuses range from 100% to 150% of salary for our named executive officers. Potential for the operating cash flow goal ranged from 50% at threshold performance (paid only when at least 80% of the objective is achieved) to 200% at maximum performance (paid when 120% or more of the objective is achieved) and potential for revenue and adjusted EBITDA % goal ranged from 50% (paid only when at least 92% of the objective is achieved) and 200% at maximum performance (paid when 108% or more of the objective is achieved), with the payout for performance between these levels using interpolation between the data points. In addition, failure to achieve threshold performance of at least 70% of our annual adjusted EBITDA margin (%) goal for the fiscal year would result in no payout for the financial goals portion of the annual cash incentive. A +/- 20% Modifier is assessed based on how the leaders achieved personal goals and on behaviors observed, and measures the employee based on how they lead their teams, business, work and themselves.

56	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Annual Incentive Payout Determination for Fiscal 2024
Financial Achievement Levels. The Committee established the performance targets for our annual cash incentive program at the beginning of the fiscal year. For our named executive officers, the targeted enterprise financial performance and actual performance for fiscal 2024 were:

Performance Measures	Weightings	Threshold	Target	Maximum	Award Level

Revenue (30%)
Operating Cash Flow (30%)
Adjusted EBITDA Margin (%) (40%)
Weighted Financial Performance Award Level
Modifier
For our 2024 program, we introduced a +/- 20% Modifier to our short-term cash incentive plan. This Modifier is assessed based on personal goals, how employees lead their teams and conduct business. The evaluation of the Modifier will be conducted within the context of the Company’s six core values: integrity, inclusion, innovation, agility, collaboration, and commitment. When warranted, we may apply downward discretion to the Modifier. We believe that this change further aligns our executive compensation program with sustained stockholder performance and holds our executives accountable for making progress towards our commitment to fostering strong culture at Leidos. The Committee did not apply the Modifier to our NEOs’ compensation for fiscal 2024.

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Thomas A. Bell

Chief Executive Officer
Key Results
▶Under Mr. Bell’s leadership, the Company achieved outstanding financial success, with the stock price reaching an all-time high of $202.90 per share, reflecting strong investor confidence and strategic execution.
▶Mr. Bell set a new benchmark for strategic planning, emphasizing a data-driven approach to market analysis, competitive positioning, and profit economics. This comprehensive effort led to the development of the "NorthStar 2030" vision, shaping the company’s long-term growth trajectory.
▶Shareholders benefited significantly from Mr. Bell’s leadership, with Total Shareholder Return (TSR) increasing significantly since the start of 2024—far exceeding the industry peer average.
▶Mr. Bell reinforced investor trust through proactive engagement, conducting over 25 briefing calls with top institutional investors and participating in multiple investor conferences. His transparency, clarity, and commitment to meeting financial guidance were consistently praised by the investment community.
▶Mr. Bell’s results-driven leadership earned strong investor confidence, contributing to S&P’s credit rating upgrade of Leidos from BBB- to BBB—a testament to the company’s robust financial management and prudent governance.
▶Mr. Bell significantly strengthened Leidos’ legislative engagement, holding multiple high-impact meetings with key policymakers, including participation in the Reagan National Defense Forum. His leadership roles at the Aerospace Industries Association and Professional Services Council, along with active participation in the Business Roundtable and Munich Security Conference, further solidified Leidos’ industry influence and policy impact.
▶Mr. Bell is a highly respected leader known for his collaborative approach and ability to foster strong relationships across the company and the Board. His leadership has been instrumental in exceeding financial expectations and delivering on all commitments, reinforcing confidence in his strategic vision and execution.

Christopher R. Cage

Executive Vice President, Chief Financial Officer
Key Results
▶Under Mr. Cage’s leadership, the finance organization achieved one of the highest employee engagement scores across Leidos.
▶Mr. Cage lead the way in courageously addressing challenges in the portfolio to position the Company for the future.
▶Mr. Cage engaged in significant investor outreach over the course of 2024, helping Leidos deliver peer group leading TSR of 43%.
▶Mr. Cage led our capital deployment initiatives, which resulted in a dividend increase of $0.02 per share; $850M of share repurchases, and capital expenditures of $150M.
▶Mr. Cage reduced leverage and built capacity for future capital deployment and achieved a ratings upgrade from S&P to BBB.

58	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Daniel J. Antal

Executive Vice President, General Counsel
Key Results
▶Mr. Antal has transformed his function since taking on the role to being more solution oriented.
▶Mr. Antal implemented improvements to the global compliance program to include the hiring of top talent and the re-organization of the function to embrace a more global approach.
▶Mr. Antal has reinvigorated team collaboration and cohesion and increased engagement.
▶Under Mr. Antal’s leadership, a new enterprise case management system for investigations was implemented, enabling faster resolution of matters.
▶Mr. Antal led the deployment of a new contracts system leading to improved efficiencies.
▶Mr. Antal successfully resolved disputes and bid protests driving positive outcomes for Leidos.

Gerard A. Fasano

Executive Vice President, Chief Growth Officer
Key Results
▶In his new role as Chief Growth Officer, Mr. Fasano successfully led five initiatives to bend the curve. Under his leadership the Growth office improved all KPIs. He created a culture of accountability and delivered on promises made, promises kept.
▶Mr. Fasano helped lead the growth office to record breaking wins including 6 out of 9 large deals ($500M+).
▶Mr. Fasano is a strong leader and advocate for supporting his team.
▶Mr. Fasano held over 150 skip level meetings, roundtables, wall walks and 1:1s and was active outside of Leidos with over two dozen speaking/teaching events.

Elizabeth M. Porter

President, Health and Civil Sector
Key Results
▶The Health and Civil Sector achieved 112.2% of its revenue target, 144.6% of its operating cash flow target, and 158.6% of its adjusted EBITDA margin (%) target.
▶Ms. Porter is a strong leader who understands her business and the larger Leidos business.
▶Ms. Porter drove new initiatives to address Leidos content in proposals.
▶Ms. Porter developed a plan with Global Supply chain to address action planning on thin prime programs, to avoid future challenges when program deliverables are highly dependent on subcontract deliverables.
▶Ms. Porter aligned her organization for future strategic growth, creating efficiencies by eliminating a business area, consolidating divisions and streamlining functional support
▶Ms. Porter led the Health and Civil Sector to exceed the Company’s plan by delivering organic EBITDA expansion by more than $500M, ahead of a 5-year plan.
▶Ms. Porter established a strategy to continue year over year expansion of organic EBITDA margin, by establishing focused growth areas and guidelines to shape future pursuits.

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Total Executive Payouts
The chart below provides the target annual cash incentive amounts established for each named executive officer by the Committee at the beginning of the year, as well as their actual payout amounts determined by the Committee at the end of the year. Because we surpassed the adjusted EBITDA margin (%) goal threshold of 70% of target by achieving 120.4%, the Committee approved the payout of awards under the annual incentive plan. Actual payout amounts for fiscal 2024 ranged between 186% and 198% of target. Information on all of the annual cash incentive payouts for fiscal 2024 is provided below:

	Target ($)	Payout from Financial Score ($)	Modifier ($)(2)	Total Payout ($)
Thomas A. Bell	1,980,000	3,696,660	—	3,696,660
Christopher R. Cage	785,000	1,465,595	—	1,465,595
Daniel J. Antal(1)	600,000	1,120,200	—	1,120,200
Elizabeth M. Porter	615,000	1,217,284	—	1,217,284
Gerard A. Fasano	652,000	1,209,551	—	1,209,551
(1)In connection with his appointment as General Counsel, Mr. Antal received a target short-term cash incentive valued at $600,000 for the remainder of fiscal 2024 (not subject to proration), with the actual payout determined by the Committee based on the achievement of the performance criteria set forth in the Company’s short-term cash incentive program for fiscal 2024.
(2)For 2024, no named executive officers were subject to the Modifier.
LONG-TERM INCENTIVE AWARD GRANTS IN 2024
Long-term incentive awards are granted to motivate future performance, to create long-term alignment with stockholders, and for retention purposes. For fiscal 2024, each named executive officer received a mix of long-term incentive awards composed of PSUs (50%), PRSUs (30%) and stock options (20%). The grant date fair value of each award was determined based on market data and consideration of each executive officer’s level of experience, position and responsibilities. We do not generally consider an executive officer’s current stock holdings or outstanding awards in making annual grants.

Performance Share Unit Awards. For all of our named executive officers, 50% of the targeted total value of long-term incentive awards granted was in the form of three-year PSUs. Shares are issued under those awards at the end of the three-year performance period (from fiscal 2024 through fiscal 2026 for awards granted in fiscal 2024) only to the extent that the Company achieves two specific three-year financial performance goals:
▶50% of the award is tied to the achievement of relative total stockholder return goals, a measurement of growth in stockholder value; and
▶50% of the award is tied to achievement of adjusted EBITDA ($) goals.
Performance for each of these goals is measured on a cumulative basis over the total performance period rather than annually for each year of the performance period. PSUs strengthen the alignment between the compensation of our named executive officers and the Company’s performance by linking the ultimate payout to pre-established absolute and relative performance goals.

Performance Restricted Stock Units. PRSUs comprise 30% of the targeted total value of long-term incentive awards granted to our named executive officers. We changed the vesting schedule starting in 2024 to three-year ratable vesting to better align the long-term incentive program with market practices. Shares are forfeited if we fail to achieve a pre-established performance goal for the first year. The performance goal for fiscal 2024 was adjusted earnings per share of at least $3.81. The Committee determined that this goal was met and therefore the PRSUs granted in fiscal 2024 will be eligible to vest over three years (with such time-vesting to have begun on the date that the PRSU was granted).

Stock Options. The final 20% of targeted total long-term incentive award value granted to our named executive officers is in stock options. Stock options are an effective means of linking rewards to the creation of stockholder value over a longer term. We believe that stock options motivate our executives to build stockholder value because they may realize value only if our stock appreciates during the option term. The vesting schedule for options is a three-year ratable vesting, and options continue to expire on the seventh anniversary of the grant date.

60	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Total 2024 Equity Grant Values. The following table sets forth the target value and corresponding number of shares for the long-term incentive awards granted to our named executive officers in 2024. Mr. Bell’s long-term incentive award reflects individual and corporate performance in 2024, and is positioned closer to the median of the market. Details about these grants can be found in the “Grants of Plan-Based Awards” table in the “Executive Compensation” section of this proxy statement.

	Performance Shares		Performance RSUs		Stock Options		Total 2024 Equity Value ($)
	Target Value ($)	Target Shares	Target Value ($)	Units Granted	Target Value ($)	Options Granted
Thomas A. Bell	3,350,000	25,811	2,010,000	15,487	1,340,000	38,407	6,700,000
Christopher R. Cage	981,250	7,561	588,750	4,537	392,500	11,250	1,962,500
Daniel J. Antal	600,000	4,206	360,000	2,524	240,000	5,968	1,200,000
Elizabeth M. Porter	768,750	5,924	461,250	3,554	307,500	8,814	1,537,500
Gerard A. Fasano	733,500	5,652	440,100	3,391	293,400	8,410	1,467,000
Performance Equity Vesting in 2024
Determination of Performance Shares Earned for the 2022–2024 Performance Period. In February 2022, the Committee established long-term performance goals for the performance share program measuring the three-year performance period covering fiscal years 2022 through 2024. The vesting and payout for these performance shares were contingent on the achievement of a relative total shareholder return metric (weighted 50%) and a revenue goal (weighted 50%), with all metrics measuring cumulative results over the three-year performance period.
At its February 2025 meeting, the Committee approved a payout score of 121.36% for the 2022 through 2024 performance period. The tables below show the relative total shareholder return and revenue goals at target, and the actual results for the three-year performance period:
TOTAL STOCKHOLDER RETURN (TSR) RELATIVE TO COMPENSATION PEER GROUP MEDIAN(1)

Threshold 50%	Target 100%	Maximum 150%	Achievement Level

ACHIEVEMENT OF REVENUE GOALS(2)

(1)Our relative TSR score reflects the aggregate change in the 20-day average closing price of our stock compared to the median of our performance share peer group, as measured at the beginning and end of the three-year performance period, taking into account the value returned to stockholders in the form of dividends, assumed to be reinvested on the distribution date on a pre-tax basis. Our total stockholder return during the three-year period from 2022 to 2024 was 70.7%, compared to 30.5% for the median of our compensation peer group, resulting in a payout factor of 140.22%. Our performance share peer group includes 31 companies primarily in the IT services, aerospace and defense, consulting services and engineering and construction industries.
(2)Revenues of $46.5 billion were reported in the Company’s Form 10-Ks for the three-year period. $46.2 billion is the adjusted compensation actual. For purposes of our compensation program, we exclude revenues from acquired companies that were not originally included in the calculation of compensation targets. A reconciliation of revenue as used in our compensation program to our reported revenue is set forth below:

($ in billions)
Revenues (as reported)	$46.5
Revenues from Acquisitions	(0.3)
Revenues (adjusted)	$46.2

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Overview of Outstanding Performance-Based Equity Awards

	Fiscal 2022	Fiscal 2023	Fiscal 2024	Fiscal 2025	Fiscal 2026	Fiscal 2027	Revenue (2022-2023)/ Cumulative Adj EBITDA (2024 only)	Relative Total Shareholder Return (rTSR)	Earned PSPs(1)
Fiscal 2022 Performance RSUs	Adjusted EPS goal of $3.24 achieved

Fiscal 2022 Performance Shares							103%	140%	121.36% of Target

Fiscal 2023 Performance RSUs		Adjusted EPS goal of $3.32 achieved

Fiscal 2023 Performance Shares
Determined in 2026

Fiscal 2024 Performance RSUs			Adjusted EPS goal of $3.81 achieved

Fiscal 2024 Performance Shares
Determined in 2027

(1)    PSPs granted in 2022 are earned between 0% and 150% (50% for Revenue and 50% rTSR). PSPs granted in 2023 are earned between 0% and 200% (50% for Revenue and 50% for rTSR). PSPs granted in 2024 are earned between 0% and 200% (50% for Cumulative Adjusted EBITDA $ and 50% for rTSR).
SIGN-ON AWARDS AND COMPENSATION PACKAGE
As part of his appointment as General Counsel, Mr. Antal received:
▶Base salary of $600,0000 annually;
▶Target short-term cash incentive compensation level of $600,000 (not subject to proration), with the actual payout determined by the Committee based on the achievement of the performance criteria set forth in the short-term cash incentive program for the fiscal year approved by the Committee;
▶Long-term equity incentive awards having an aggregate grant date fair value of $1,200,000 to be composed approximately of 50% three-year cliff vesting PSUs, 30% three-year annual vesting PRSUs, and 20% three-year annual vesting stock options;
▶Sign-on award consisting of $250,000 payable in cash and $500,000 in three-year cliff vesting RSUs upon commencement of employment to compensate him for equity awards forfeited from his former employer, subject to a clawback if he resigns without Good Reason (as defined in the applicable agreement) or is terminated for Cause (as defined in the applicable agreement) before April 1, 2026; and
▶Other benefits made available by the Company to executive officers generally.
Other Compensation
Other Benefits
In addition to the elements of direct compensation described above, we also provide our executive officers with the following benefits:
Health and Welfare Benefits
Our NEOs are entitled to participate in all health and welfare plans that we generally offer to all of our eligible employees, which provide medical, dental, health, group term life insurance and disability benefits. In addition, our NEOs can elect to participate in a comprehensive voluntary annual health screening program. We believe that these health and welfare benefits are reasonable in scope and amount and are of the kind typically offered by other companies against which we compete for executive talent. For 2024, Mr. Cage, Mr. Antal, and Ms. Porter waived participation in the health screening program.

62	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Retirement and Financial Advisory Benefits
Our NEOs are entitled to participate in the same tax-qualified defined contribution retirement plan that is generally available to all of our eligible employees, subject to certain limits on the amounts that each participant may contribute each year. We make matching contributions to eligible participants’ retirement plan accounts based on a percentage of their “eligible compensation” under applicable rules. We believe that this retirement program assists our NEOs in saving for their retirement in a tax-effective manner. We also provide financial advisory services to our NEOs. For 2024, all our NEOs participated in the financial advisory services program.
Data Privacy Protection Benefits
Our NEOs are entitled to utilize a third-party service that facilitates online data privacy protection. We believe that this service is reasonable in scope and amount and is aligned with our interest to safeguard our executives’ personal information. For 2024, all of our NEOs participated in the data privacy protection program.
Deferred Compensation Plans
To provide other tax-deferred means to save for retirement, we maintain certain deferred compensation plans that allow our named executive officers and other eligible participants to elect to defer all or a portion of any cash or certain equity incentive awards granted to them under our cash incentive or stock plans. In addition, we maintain a deferred compensation plan that allows our named executive officers and other eligible participants to elect to defer a portion of their eligible salary. The deferred balances under the plans are fully vested and will be paid upon retirement or termination or are held in specified date accounts, which pay out in the year specified by the participant, including years prior to termination. These plans are described in more detail under “Nonqualified Deferred Compensation.”
Post-Employment Benefits
We do not maintain a defined benefit or other supplemental retirement plan that would entitle our executive officers to receive Company-funded payments if they leave the Company.
Upon certain terminations of employment, including death, disability, retirement or a change in control, our named executive officers may be eligible for continued vesting of equity awards on the normal schedule or accelerated vesting in full or on a pro-rata basis, depending on the nature of the event and the type of award. The purpose of these provisions is to recognize the named executive officer’s service through the specified event, and, in the case of acceleration, the named executive officer’s loss of an opportunity to continue serving the Company through the vesting period. Because these termination provisions are contained in our standard award agreements for all recipients and relate to previously granted or earned awards, we do not consider these potential termination benefits as a separate item in compensation decisions for our named executive officers. Our long-term incentive plans do not provide for additional benefits or tax gross-ups. For more information about potential post-employment benefits, see “Executive Compensation—Potential Payments upon Termination or a Change in Control.”
Potential Change in Control and Severance Benefits
We have adopted a severance plan that would provide our named executive officers with payments and benefits if their employment is involuntarily terminated by the Company or is terminated following the acquisition of our Company. These severance benefits are further described in this Proxy Statement under “Executive Compensation—Potential Payments upon Termination or a Change in Control.” We believe that our severance plan provides an important benefit to us by helping alleviate any concern that the executive officers might have when contemplating a potential change in control of our Company and permits them to focus their attention on our business. In addition, we believe that this plan is an important recruiting and retention tool, as many of the companies with which we compete for talent have similar arrangements in place for their senior management.
Our named executive officers, other than Mr. Bell, do not have any employment agreements with us. Mr. Bell’s employment agreement provides that if his employment is terminated by us for reasons other than cause or by Mr. Bell for good reason, he would receive an amount equal to one times the sum of his base salary and target bonus. Such payment will be subject to Mr. Bell’s agreement to release us from any claims. However, if such termination is within three months prior to a change in control or within 24 months after a change in control, Mr. Bell would receive an amount equal to a maximum of two and one half times the sum of his base salary and target bonus and payment for certain benefits, depending on whether the termination occurs during that change in control protection period. The Committee approved these severance benefits after considering the potential costs, as an inducement for Mr. Bell to join the Company.
We have described the change in control and other termination benefits offered to Mr. Bell and our other named executive officers in the section entitled “Executive Compensation—Potential Payments upon Termination or a Change in Control” in the tables following this CD&A.

LEIDOS	63

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
OTHER POLICIES AND CONSIDERATIONS
EQUITY AWARD GRANT PRACTICES
The Committee is responsible for the administration of our equity incentive programs pursuant to our 2017 Omnibus Incentive Plan in which our named executive officers participate. The Committee set the equity award fiscal 2024 grant dates for new and existing employees, including executive officers, in October 2023. These grant dates were selected to occur after the dates when we anticipate releasing our annual and quarterly financial results. We generally grant equity incentive awards to our executive officers and all other eligible employees on an annual basis shortly after we announce our financial results for the recently completed fiscal year. In addition to these annual grants, the Committee set three quarterly dates on which any additional equity incentive awards could be made to eligible executive officers or other employees in connection with a new hire, a promotion, for retention or otherwise. Accordingly, we do not grant equity awards in anticipation of the release of material, nonpublic information or time the release of material, nonpublic information based on equity award grant dates, vesting events, or sale events. During fiscal 2024, we did not grant equity awards to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that discloses material nonpublic information.
The Committee approves all equity awards made to our directors and executive officers. The exercise price of any option grant is determined by reference to the fair market value of the shares on the grant date, which the 2017 Omnibus Incentive Plan defines as the closing sales price of our common stock on the NYSE on the previous trading day.
STOCK OWNERSHIP GUIDELINES
We require our named executive officers to own significant amounts of our stock so that they are motivated to maximize our long-term performance and stock value. Under our established stock ownership guidelines, our named executive officers are required to accumulate and maintain stock holdings in the following amounts:

	CEO	Other NEOs
Ownership Requirement
	6X annual cash salary	5X annual cash salary

WHAT COUNTS AS OWNERSHIP	WHAT DOES NOT COUNT AS OWNERSHIP

  shares owned outright
  shares a named executive officer has deferred pursuant to our nonqualified deferred compensation plans shares (or share equivalents) an executive officer holds in our 401(k) plan unvested PRSUs (once their performance hurdle has been met)
unvested performance share awards unexercised stock options
Because they must hold all after-tax shares acquired under our equity incentive programs until they meet this ownership requirement, which we expect will take several years, we do not have specific time-based holding periods following the exercise of stock options or vesting of other equity awards.
In 2024 no executive officers were granted an exception to our stock ownership requirement.
POLICY ON INSIDER TRADING, HEDGING AND SHORT-TERM OR SPECULATIVE TRANSACTIONS
We maintain insider trading policies and procedures governing the purchase, sale, and/or other dispositions of our Company’s securities by directors, officers, and employees, that we believe are reasonably designed to promote compliance with insider trading laws, rules, and regulations, as well as NYSE listing standards. A copy of our insider trading policy was filed as Exhibit 19 to our annual report on Form 10-K. Our Insider Trading Policy also prohibits certain short-term or speculative transactions in our securities. We believe that these prohibited transactions carry a greater risk of liability for insider trading violations and may create an appearance of impropriety. With respect to our securities, our directors, executive officers and other designated insiders are prohibited from engaging in any short sales or any trading in puts, calls or other derivatives on an exchange or other organized market. They are also prohibited from engaging in hedging or other monetization transactions such as cashless collars, forward contracts, equity swaps or similar transactions involving our securities, and from holding Company securities in a margin account or pledging securities as collateral for a loan. In addition, our directors and executive officers are required to obtain preclearance for all transactions in our securities.

64	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
COMPENSATION RECOUPMENT POLICY
Under our compensation recoupment policy, the Committee may require members of senior management including our NEOs to return incentive compensation if there is a material restatement of the financial results upon which the incentive compensation was originally based. Our recoupment policy applies to all incentive compensation, including both cash and equity. If the Committee determines that recovery is appropriate, the Company will seek repayment of the difference between the incentive compensation paid and the incentive compensation that would have been paid, if any, based on the restated financial results.
The policy also provides for recovery of incentive compensation from any employee involved in fraud or intentional misconduct, whether or not it results in a restatement of our financial result, or any employee who fails in their individual responsibility to manage or monitor the applicable conduct or risks within their business unit or reporting line, as determined by the Committee, where such failure results in either a violation of law or of the Company’s policies or procedures that has a negative impact on the Company’s financial position or results of operations or results in serious reputational harm to the Company. In such situations, the Committee would exercise its business judgment to determine what action it believes is appropriate under the circumstances.
We may seek to recover the applicable amount of compensation from incentive compensation paid or awarded after the adoption of the policy, from future payments of incentive compensation, cancellation of outstanding equity awards and reduction in or cancellation of future equity awards. In cases of fraud, misconduct or failure in responsibilities, we may also seek recovery from incentive compensation paid or awarded prior to the adoption of the policy.
We also adopted additional recoupment provisions in accordance with Section 10D of the Exchange Act and Section 303A.14 of the NYSE Listed Company Manual, effective on October 26, 2023, which mandate the recovery of certain erroneously paid performance-based incentive compensation that may be received by our executive officers on or after October 26, 2023, if Leidos has a qualifying financial restatement during the three completed fiscal years immediately prior to the fiscal year in which a financial restatement determination is made, subject to limited exceptions.
TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION
Section 162(m) of the Internal Revenue Code, as amended by the Tax Cuts and Jobs Act of 2017, generally limits the deductibility of certain compensation in excess of $1 million paid in any one year to the Chief Executive Officer, the Chief Financial Officer and the three other most highly compensated named executive officers. Prior to the amendment, qualified performance-based compensation was not subject to this deduction limit if certain requirements were met. Under the Tax Cuts and Jobs Act of 2017, the performance-based exception has been repealed. The rules generally apply to taxable years beginning after December 31, 2017, but do not apply to compensation provided pursuant to a written binding contract in effect on November 2, 2017, that is not modified in any material respect after that date under the American Rescue Plan Act signed into law on March 11, 2021, the applicability of Section 162(m) will be expanded to also include the Company’s next five highest paid employees for tax years beginning on or after January 1, 2027.
We do not expect the disallowance of a deduction for compensation paid to our named executive officers in excess of $1 million as a result of these changes to Section 162(m) to significantly alter our compensation programs. The Committee considers it important to design compensation programs that are in the best long-term interests of our Company and our stockholders.
Human Resources and Compensation Committee Report
The Human Resources and Compensation Committee has reviewed and discussed with our management the CD&A included in this proxy statement. Based upon this review and discussion, the Committee recommended to the Board that the CD&A be included in this proxy statement.

DAVID G. FUBINI (Chair)	NOEL B. GEER	ROBERT C. KOVARIK, JR.	SURYA N. MOHAPATRA	NANCY A. NORTON	SUSAN M. STALNECKER

LEIDOS	65

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Executive Compensation
SUMMARY COMPENSATION TABLE
The following table sets forth information regarding compensation earned by our named executive officers for service to us during fiscal 2024 and, if applicable, fiscal 2023 and fiscal 2022:

Name and Principal Position	Year(1)	Salary ($)	Bonus ($) (2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Thomas A. Bell Chief Executive Officer	2024	1,306,539	—	6,079,909	1,340,020	3,696,660	37,112	12,460,240
	2023	817,308	1,450,000	3,468,492	900,004	2,538,000	13,737	9,187,541
Christopher R. Cage Executive Vice President, Chief Financial Officer	2024	807,003	5,000	1,781,048	392,513	1,465,595	43,562	4,494,721
	2023	697,500	—	2,454,747	342,524	1,012,472	35,127	4,542,370
	2022	590,385	—	1,158,458	270,023	610,320	30,250	2,659,436
Daniel J. Antal Executive Vice President, General Counsel	2024	438,462	255,000	1,643,023	240,033	1,120,200	40,651	3,737,369
Elizabeth M. Porter President, Health and Civil Sector	2024	616,517	5,000	1,395,370	307,520	1,209,551	45,318	3,579,276
	2023	568,846	—	2,079,948	254,259	828,716	32,206	3,763,975
Gerard A. Fasano Executive Vice President, Chief Growth Officer	2024	675,291	5,000	1,331,325	293,425	1,217,284	51,166	3,573,491
	2023	626,154	—	2,204,190	283,503	795,438	20,310	3,929,595
	2022	606,154	—	1,046,997	244,002	540,765	15,800	2,453,718
(1)Compensation is provided only for fiscal years for which an individual qualified as a named executive officer in accordance with SEC rules.
(2)Mr. Antal received a sign-on award consisting of $250,000 payable in cash upon commencement of employment to compensate him for equity awards forfeited from his former employer, subject to a clawback if he resigns without Good Reason (as defined in his employment agreement) or is terminated for Cause (as defined in his employment agreement) before April 1, 2026. During 2024, the Company awarded a onetime cash bonus of $5,000 each to Mr. Cage, Mr. Antal, Ms. Porter, and Mr. Fasano in recognition of their contributions to the Company’s enterprise target achievements.
(3)These columns reflect the grant date fair value of each award granted in the stated fiscal years computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718). The awards shown in the “Stock Awards” column in the above table include restricted stock units and performance share awards. Values for all performance share awards are computed based upon the probable outcome of the performance conditions as of the grant date of the award. Assuming the highest level of the performance conditions is achieved, the value of the fiscal 2024 performance shares in the “Stock Awards” column would be as follows: Mr. Bell, $10,149,759; Mr. Cage, $2,973,238; Mr. Antal $2,425,949; Ms. Porter $2,329,466; and Mr. Fasano, $2,222,533. The awards shown in the “Option Awards” column are not subject to performance conditions.
(4)For more information regarding our application of FASB ASC Topic 718, including the assumptions used in the calculation of these amounts, please refer to Note 17 of the Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K filed with the SEC on February 11, 2025.
(5)Amounts shown in this column represent the actual amounts paid to the named executive officers under our cash incentive award programs for the stated fiscal years. The threshold, target and maximum payouts are shown in the “Grants of Plan-Based Awards” table under the column headed “Estimated future payouts under non-equity incentive plan awards.”
(6)Amounts shown in this column for fiscal 2024 represent Company contributions that we made on behalf of each of our named executive officers under the Leidos Retirement Plan equal to $17,250. The column also includes the value of executive financial planning and data privacy protection services for Mr. Bell, Mr. Cage, Mr. Antal, Ms. Porter and Mr. Fasano and annual health screenings for Mr. Bell and Mr. Fasano. The Company may also make available unused tickets from sponsorship agreements for personal use. Tickets are included in sponsorship agreements and typically result in no incremental costs to the Company. In 2024, there were no incremental costs associated with the NEOs’ personal use of tickets to Leidos-sponsored events. All NEOs received upgraded frequent flyer status, at no incremental cost to Leidos, pursuant to arrangements with Leidos’ preferred airline vendor. Mr. Fasano received a commemorative service milestone gift valued at $2,500. Mr. Cage, Mr. Antal and Mr. Fasano received commemorative recognition gifts valued at $10,200 and Ms. Porter at $11,250.

66	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS
The following table sets forth information regarding the cash and equity incentive awards made to our named executive officers in fiscal 2024 pursuant to our 2017 Omnibus Incentive Plan, including any portion of such awards deferred into our Key Executive Stock Deferral Plan and Keystaff Deferral Plan.

Name	Award	Grant Date	Estimated Future Payouts under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts under Equity Incentive Plan Awards(2)			All Other Option Awards; Number of Securities Underlying Options(3) (#)	All Other Stock Awards; Number of Shares of Stock or Units(4) (#)	Exercise or Base Price of Option Awards(5) ($/Share)	Grant Date Fair Value of Stock and Option Awards(6) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Mr. Bell	Cash	2/6/2025	999,000	1,980,000	3,960,000	—	—	—	—	—	—	—
	Options	3/8/2024	—	—	—	—	—	—	38,407	—	129.79	1,340,020
	PRSU	3/8/2024	—	—	—	—	15,487	—	—	—	—	2,010,058
	PSU	3/8/2024	—	—	—	12,906	25,811	51,622	—	—	—	4,069,851
Mr. Cage	Cash	2/6/2025	392,500	785,000	1,570,000	—	—	—	—	—	—	—
	Options	3/8/2024	—	—	—	—	—	—	11,250	—	129.79	392,513
	PRSU	3/8/2024	—	—	—	—	4,537	—	—	—	—	588,857
	PSU	3/8/2024	—	—	—	3,781	7,561	15,122	—	—	—	1,192,191
Mr. Antal	Cash	2/6/2025	300,000	600,000	1,200,000	—	—	—	—	—	—	—
	Options	5/3/2024	—	—	—	—	—	—	5,968	—	142.66	240,033
	PRSU	5/3/2024	—	—	—	—	2,524	—	—	—	—	360,074
	PSU	5/3/2024	—	—	—	2,103	4,206	8,412	—	—	—	782,926
	RSU	5/3/2024	—	—	—	—	—	—	—	3,505	—	500,023
Ms. Porter	Cash	2/6/2025	307,500	615,000	1,230,000	—	—	—	—	—	—	—
	Options	3/8/2024	—	—	—	—	—	—	8,814	—	129.79	307,520
	PRSU	3/8/2024	—	—	—	—	3,554	—	—	—	—	461,274
	PSU	3/8/2024	—	—	—	2,962	5,924	11,848	—	—	—	934,096
Mr. Fasano	Cash	2/6/2025	326,000	652,000	1,304,000	—	—	—	—	—	—	—
	Options	3/8/2024	—	—	—	—	—	—	8,410	—	129.79	293,425
	PRSU	3/8/2024	—	—	—	—	3,391	—	—	—	—	440,118
	RSU	3/8/2024	—	—	—	2,826	5,652	11,304	—	—	—	891,207
(1)As described in our CD&A, cash incentive awards paid to our named executive officers for performance during fiscal 2024 were based on achievement of pre-established goals. The actual payouts for the fiscal 2024 performance period are provided in the “Summary Compensation Table” in the column headed “Non-Equity Incentive Plan Compensation.”
(2)The PRSUs in these columns represent restricted stock units which are subject to a performance goal (which, the Committee determined, was met in fiscal 2024) and the following vesting requirement: 34% of the award vests on the first anniversary of the grant date and 33% on the second and third anniversaries of grant date. The PSUs in these columns represent the threshold, target and maximum number of shares issuable under three-year performance share awards, subject to the Human Resources and Compensation Committee’s discretion to decrease the number of shares that are ultimately issued at the end of the three-year performance period. The grant date fair value of these awards is provided in the “Summary Compensation Table” in the column headed “Stock Awards.”
(3)Amounts in this column represent the number of shares of our common stock underlying options issued in fiscal 2024. Options vest 34%, 33% and 33% respectively on anniversary of the grant date.
(4)Amounts in this column represent a onetime retention grant of restricted stock units to Mr. Antal. This award has a grant date fair value of $500,000 and a cliff vesting period of three years.
(5)The 2017 Omnibus Incentive Plan defines “fair market value” as the closing sales price of our common stock on the NYSE on the trading day before the grant date, and requires the exercise price of options issued under the plan to be at least equal to the fair market value.
(6)Amounts represent the grant date fair value determined in accordance with FASB ASC Topic 718. For PRSUs and PSUs, the amount in this column is based on the probable outcome of the performance conditions, excluding the effect of any estimated forfeitures. These amounts do not reflect the value that may actually be realized by the recipient and do not reflect changes in our stock price after the date of grant.

LEIDOS	67

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding outstanding options, restricted stock units, performance restricted stock units and performance share awards issued pursuant to our 2017 Omnibus Incentive Plan that were held by our named executive officers at the end of fiscal 2024, including awards previously deferred under our Key Executive Stock Deferral Plan.

	Option Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date	Award	Number of Shares or Units of Stock that Have Not Vested (#)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($)(3)
Mr. Bell	5/5/2023	14,649	28,434	79.45	5/4/2030	5/5/2023	PRSU	11,215	1,650,287	—	—
	3/8/2024	—	38,407	129.79	3/7/2031	5/5/2023	PSU	—	—	28,320	4,167,288
						3/8/2024	PRSU	—	—	15,487	2,278,912
						3/8/2024	PSU	—	—	25,811	3,798,089
Mr. Cage	3/2/2018	2,419	—	63.76	3/1/2025	3/5/2021	PRSU	288	42,379	—	—
	3/8/2019	3,333	—	62.43	3/7/2026	8/6/2021	PRSU	604	88,879	—	—
	3/6/2020	3,173	—	107.57	3/5/2027	3/4/2022	PRSU	1,928	283,705	—	—
	3/5/2021	2,564	855	89.08	3/4/2028	3/4/2022	PSU	—	—	6,424	945,292
	8/6/2021	5,791	1,931	94.25	8/5/2028	3/3/2023	PRSU	3,498	514,731	—	—
	3/4/2022	5,531	5,531	105.08	3/3/2029	3/3/2023	PSU	—	—	8,832	1,299,629
	3/3/2023	4,377	8,495	96.95	3/2/2030	8/4/2023	RSU	10,163	1,495,485	—	—
	3/8/2024	—	11,250	129.79	3/7/2031	3/8/2024	PRSU	—	—	4,537	667,620
						3/8/2024	PSU	—	—	7,561	1,112,601
Mr. Antal	5/3/2024	—	5,968	142.66	5/2/2031	5/3/2024	PRSU	—	—	2,524	371,407
						5/3/2024	PSU	—	—	4,206	618,913
						5/3/2024	RSU	3,505	515,761	—	—
Ms. Porter	3/2/2018	2,524	—	63.76	3/1/2025	3/5/2021	PRSU	817	120,222	—	—
	3/8/2019	3,240	—	62.43	3/7/2026	3/4/2022	PRSU	1,499	220,578	—	—
	3/6/2020	1,880	—	107.57	3/5/2027	3/4/2022	PSU	—	—	4,997	735,309
	8/7/2020	6,785	—	91.01	8/6/2027	3/3/2023	PRSU	2,597	382,149	—	—
	3/5/2021	7,272	2,424	89.08	3/4/2028	3/3/2023	PSU	—	—	6,557	964,863
	3/4/2022	4,302	4,302	105.08	3/3/2029	8/4/2023	RSU	10,163	1,495,485	—	—
	3/3/2023	3,249	6,306	96.95	3/2/2030	3/8/2024	PRSU	—	—	3,554	522,971
	3/8/2024	—	8,814	129.79	3/7/2031	3/8/2024	PSU	—	—	5,924	871,717
Mr. Fasano	3/5/2021	—	2,949	89.08	3/4/2028	3/5/2021	PRSU	954	140,381	—	—
	3/4/2022	—	4,998	105.08	3/3/2029	3/4/2022	PRSU	1,672	246,035	—	—
	3/3/2023	—	7,031	96.95	3/2/2030	3/4/2022	PSU	—	—	5,806	854,353
	3/8/2024	—	8,410	129.79	3/7/2031	3/3/2023	PRSU	2,780	409,077	—	—
						3/3/2023	PSU	—	—	7,311	1,075,814
						8/4/2023	RSU	10,163	1,495,485	—	—
						3/8/2024	PRSU	—	—	3,391	498,986
						3/8/2024	PSU	—	—	5,652	831,692
(1)Information in these columns relates to options to purchase shares of common stock held by our named executive officers at the end of fiscal 2024. Options granted prior to 2023 vest 25% on each of the first, second, third and fourth anniversaries of the grant date. Options granted in 2023 and later vest 34% on the first anniversary of the grant date and 33% on the second and third anniversaries of grant date.
(2)Information in this column relates to restricted stock units held by our named executive officers at the end of fiscal 2024, including restricted stock units subject to performance conditions which have been met. Performance restricted stock units granted prior to 2023 vest 25% on the first, second, third and fourth anniversaries of the grant date in each case if the applicable performance condition is met. Performance restricted stock units granted in 2023 and later vest 34% on the first anniversary of the grant date and 33% on the second and third anniversaries of grant date if the applicable performance condition is met.

68	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
(3)Based on $147.15, the closing sales price of our common stock on the NYSE on January 3, 2025.
(4)Amounts in this column represent the target shares for performance share awards granted in 2022, 2023 and 2024 and the target shares for the performance restricted stock units granted in fiscal 2024. Performance share unit awards fully vest at the end of the three-year fiscal performance period based on achievement of the applicable performance conditions, subject to the Committee’s negative discretion.
OPTION EXERCISES AND STOCK VESTING
The following table sets forth information regarding shares of common stock acquired by our named executive officers during fiscal 2024 upon the exercise of stock options and the vesting of restricted stock units, including awards deferred into our Key Executive Stock Deferral Plan.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Mr. Bell	—	—	5,777	826,978
Mr. Cage	2,774	188,521	8,753	1,083,745
Mr. Antal	—	—	—	—
Ms. Porter	3,268	224,348	8,028	1,000,200
Mr. Fasano	22,540	885,783	9,780	1,218,729
	28,582	1,298,652	32,338	4,129,652
(1)Based on the closing price of our common stock on the day before the date of exercise.
(2)Includes accrued dividends and includes stock units deferred into our Key Executive Stock Deferral Plan that vested during fiscal 2024. Any stock awards that vested in the current year and were deferred by our named executive officers are reflected in the table under the caption “Nonqualified Deferred Compensation.”
(3)Based on the closing price of our common stock on the day before the date of vesting. Includes accrued dividends.
NONQUALIFIED DEFERRED COMPENSATION
We provided benefits to our named executive officers during fiscal 2024 under the following nonqualified deferred compensation plans, which are summarized below:
The Leidos Keystaff Deferral Plan allows eligible participants to elect to defer a portion of salary and all or a portion of any cash bonus granted to them under our cash incentive plan. We make no contributions to participants’ accounts under the Keystaff Deferral Plan. Participants can direct their deferrals into investment options similar to those available in the Leidos Retirement Plan other than the Leidos Stock Funds. Distributions under the Keystaff Deferral Plan are then made to participants in cash. Deferred balances under this plan will be paid upon the elected specified date, retirement or separation from service.
The Leidos Key Executive Stock Deferral Plan allows eligible participants to elect to defer all or a portion of their cash or certain equity incentive awards granted to them under our cash incentive or stock incentive plans. Participant deferrals in other forms are converted to stock units of our common stock. Participant accounts are credited with additional units corresponding to their outstanding account balance for each Company dividend payable. We make no contributions to participants’ accounts under the Key Executive Stock Deferral Plan. Distributions under the Key Executive Stock Deferral Plan are then made to participants in shares of common stock corresponding to the number of vested stock units held for the participant. Vested deferred balances under this plan will be paid upon the elected specified date, retirement or separation from service.
The Leidos 401(k) Excess Deferral Plan (Excess Plan) is a pre-tax savings plan that, through December 31, 2016, allowed eligible participants to defer up to 20% of their eligible compensation after meeting the annual IRS contribution limit for the Leidos Retirement Plan. Bonuses were not eligible for deferral to the Excess Plan. The investment options in the Excess Plan are similar to those in the Leidos Retirement Plan but do not include the Leidos Stock Funds. Vested deferred balances under this plan will generally be paid following separation from service.
The Leidos Deferred Compensation Plan for Former IS&GS Employees (Deferred Compensation Plan) is a pre-tax savings plan that allowed eligible participants to defer salary and receive certain Company contributions. Salary deferrals in this plan did not start until after an eligible participant met the annual IRS contribution limit for the Leidos Retirement Plan for Former IS&GS Employees. Bonuses were not eligible for deferral to this plan. The investment options in the Deferred Compensation

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PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
Plan are similar to those in the Leidos Retirement Plan but do not include the Leidos Stock Funds. Deferred balances under this plan will generally be paid following separation from service.
The Leidos Deferred Bonus Plan for Former IS&GS Employees (Deferred Bonus Plan) is a pre-tax savings plan that allowed eligible participants to defer their annual cash incentive awards. The investment options in the Deferred Bonus Plan are similar to those in the Leidos Retirement Plan but do not include the Leidos Stock Funds. Deferred balances under this plan will generally be paid following separation from service.
The following table sets forth information regarding deferrals under and aggregate earnings and withdrawals in fiscal 2024 through our nonqualified deferred compensation plans in which our named executive officers participate. Mr. Bell did not participate in these plans in fiscal 2024.

Name	Plan	Executive Contributions ($)(1)	Registrant Contributions ($)	Aggregate Earnings ($)(2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Fiscal Year-End ($)(3)
Mr. Bell		—	—	—	—	—
Mr. Cage	Keystaff Deferral Plan	—	—	46,806	—	444,014
	Key Executive Stock Deferral Plan	58,750	—	895,615	—	3,519,888
	Excess Plan	—	—	9,868	—	71,308
Mr. Antal	Keystaff Deferral Plan	232,893	—	17,243	—	250,136
Ms. Porter	Deferred Compensation Plan	—	—	10,422	—	52,122
Mr. Fasano	Deferred Compensation Plan	—	—	4,529	—	46,988
(1)Amounts in this column represent the value of cash or stock awards deferred during fiscal 2024. These amounts are also included as compensation in the applicable column in the “Summary Compensation Table” for prior years. The following amounts shown were included in the Option Exercises and Stock Vesting and were deferred into the Key Executive Stock Deferral Plan: Mr. Cage $58,750 and Mr. Antal $232,893.
(2)With respect to the Keystaff Deferral Plan, Excess Plan, Deferred Bonus Plan and Deferred Compensation Plan, amounts in this column represent aggregate returns on the diverse investment options available to eligible participants based on individual participant investment elections. With respect to the Key Executive Stock Deferral Plan, amounts in this column represent the aggregate increases or decreases in the value of stock units corresponding to shares of our common stock during fiscal 2024. The market value of the shares is based upon $147.15, the closing sales price of our common stock on the NYSE on January 3, 2025.
(3)Amounts in this column represent the value of the holder’s accounts at the end of fiscal 2024. With respect to the Key Executive Stock Deferral Plan, the amounts represent the value of stock units corresponding to shares of common stock held by the named executive officer based on $147.15 per share, the closing sales price of our common stock on the NYSE on January 3, 2025. All amounts in this column were reported as compensation in the “Summary Compensation Table” for prior years. Our named executive officers held the following number of stock units at the end of fiscal 2024 in the Key Executive Stock Deferral Plan: Mr. Cage 24,433.
POTENTIAL PAYMENTS UPON TERMINATION OR A CHANGE IN CONTROL
THOMAS A. BELL, CHIEF EXECUTIVE OFFICER
Mr. Bell’s employment agreement provides severance benefits to him if his employment is terminated by us for reasons other than for cause, or by Mr. Bell for good reason. However, if such termination is within three months prior to or within 24 months after a change in control of the Company (the “change in control period”), Mr. Bell would receive a higher level of benefits. In addition, Mr. Bell would be entitled to receive certain benefits and outplacement services in the event of a qualifying termination under his employment agreement. Severance benefits under this agreement in connection with a change in control, or CIC, are “double trigger” and any payments under this agreement are subject to the recipient’s execution of a general release in favor of the Company and its affiliates, as well as compliance with a perpetual confidentiality obligation, a nondisparagement obligation, a covenant not to compete and a covenant not to solicit our customers or employees for 24 months following termination of employment. Finally, pursuant to the terms of the equity awards Mr. Bell received under the Leidos 2017 Omnibus Incentive Plan, if Mr. Bell is terminated by us for reasons other than for cause, by him for good reason, or by reason of his death or disability, he would be entitled to accelerated vesting, or pro-rated vesting, of his long-term incentive awards, depending on whether the termination is during a change in control period. The chart below provides the amounts that Mr. Bell would be entitled to under these various termination scenarios.

70	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
MR. CAGE, MR. ANTAL, MS. PORTER AND MR. FASANO
All of our named executive officers, other than Mr. Bell, are covered by the Leidos Holdings, Inc. Executive Severance Plan, effective July 27, 2023 (Severance Plan).
The Severance Plan provides for the following in the event of a qualifying termination without Cause in the absence of a Change in Control or CIC:
▶A cash lump sum severance benefit of 1.0 times base salary plus a prorata bonus based on actual performance;
▶A cash lump sum severance benefit equal to the premium cost of COBRA continuation of medical, dental and vision benefits for 12 months; and
▶Twelve months of outplacement services.
The Severance Plan is designed to provide enhanced severance benefits to executive officers in certain cases where their employment is terminated involuntarily without cause, with a separate set of benefits for an involuntary termination without cause or resignation for good reason that occurs within three months prior to or within 24 months following a CIC, with benefits in such circumstances to be:
▶A cash lump sum severance benefit of 1.5 times the sum of (i) base salary and (ii) target bonus;
▶Pro-rata annual bonus for the year of termination based on target performance;
▶A cash lump sum severance benefit equal to the premium cost of COBRA continuation of medical, dental and vision benefits for 18 months;
▶Continued financial planning services for the year in which the termination occurs if the officer is participating in such program prior to the termination date; and
▶Twelve months of outplacement services.
Benefits under this plan in connection with a CIC are “double trigger” and any payments under this plan are subject to the recipient’s execution of a general release in favor of the Company and its affiliates, as well as compliance with a perpetual confidentiality obligation, a nondisparagement obligation, a covenant not to compete and a covenant not to solicit our customers or employees for (i) 12 months following termination of employment in the case of a qualifying termination of employment in the absence of a CIC and (ii) 18 months following termination of employment in the case of a qualifying termination of employment in connection with a CIC.
Following a CIC, our executive officers would also vest in certain of their outstanding equity awards, if the CIC meets the definition in our Equity and Deferred Compensation Plans and subject to the recipient’s execution of a general release in favor of the Company and its affiliates, as well as compliance with a covenant not to compete and a covenant not to solicit employees or customers for 12 months after termination of employment. Finally, pursuant to the terms of the equity awards they received under the Equity Plan, if they terminated employment involuntarily not for cause, or by reason of their death or disability, they would be entitled to accelerated vesting, or pro-rated vesting, of certain long-term incentive awards. The charts below provide the amounts that these named executive officers would be entitled to under various termination scenarios.

LEIDOS	71

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

		Involuntary Termination/Good Reason
	Retirement	Without Cause or for Good Reason ($)(1)	Change in Control ($)(2)	Death ($)	Disability ($)
Thomas A. Bell
Severance and Pro-rata Bonus(3)	—	6,996,660	11,946,660	3,696,660	3,696,660
Restricted Stock Units(4)	—	1,562,417	3,971,976	3,971,976	3,971,976
Stock Options(5)	—	812,288	2,591,727	2,591,727	2,591,727
Performance Share Awards(6)	—	6,912,406	11,885,751	11,885,751	6,912,406
Benefits & Perquisites(7)	—	23,453	197,953	—	—
Applicable Scaleback(8)	—	—	—	—	—
Total(9)	—	16,307,224	30,594,067	22,146,114	17,172,769
Christopher R. Cage
Severance and Pro-rata Bonus(3)	—	2,250,595	3,140,000	1,465,595	1,465,595
Restricted Stock Units(4)	—	1,549,548	3,138,403	3,138,403	3,138,403
Stock Options(5)	—	411,007	1,006,238	1,006,238	1,006,238
Performance Share Awards(6)	—	3,289,489	5,447,156	3,622,515	3,289,489
Benefits & Perquisites(7)	—	38,096	50,894	—	—
Applicable Scaleback(8)	—	—	—	—	—
Total(9)	—	7,538,735	12,782,691	9,232,751	8,899,725
Daniel J. Antal
Severance and Pro-rata Bonus(3)	—	1,720,200	2,400,000	1,120,200	1,120,200
Restricted Stock Units(4)	—	199,826	891,749	891,749	891,749
Stock Options(5)	—	5,999	26,796	26,796	26,796
Performance Share Awards(6)	—	419,473	622,109	622,109	419,473
Benefits & Perquisites(7)		42,421	57,381	—	—
Applicable Scaleback(8)	—	—	—	—	—
Total(9)	—	2,387,919	3,998,035	2,660,854	2,458,218
Elizabeth M. Porter
Severance and Pro-rata Bonus(3)	—	1,824,551	2,460,000	1,209,551	1,209,551
Restricted Stock Units(4)	—	1,379,564	2,781,815	2,781,815	2,781,815
Stock Options(5)	—	366,113	791,319	791,319	791,319
Performance Share Awards(6)	—	2,515,074	4,177,852	2,777,223	2,515,074
Benefits & Perquisites(7)		19,552	23,077	—	—
Applicable Scaleback(8)	—	—	—	—	—
Total(9)	—	6,104,854	10,234,063	7,559,908	7,297,759
Gerard A. Fasano
Severance and Pro-rata Bonus(3)	1,217,284	1,869,284	2,608,000	1,217,284	1,217,284
Restricted Stock Units(4)	2,832,109	2,832,109	2,832,109	2,832,109	2,832,109
Stock Options(5)	880,468	880,468	880,468	880,468	880,468
Performance Share Awards(6)	2,751,871	2,751,871	4,418,613	2,998,267	2,751,871
Benefits & Perquisites(7)	—	47,169	64,504	—	—
Applicable Scaleback(8)	—	—	—	—	—
Total(9)	7,681,732	8,380,901	10,803,694	7,928,128	7,681,732

72	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
(1)Amounts in this column represent the benefits that the named executive officers would be entitled to receive in the event of a hypothetical qualifying termination that is not in connection with a CIC under the terms of the Leidos Equity and Deferred Compensation Plans, in addition to the benefits under an employment agreement (for Mr. Bell) or Leidos Executive Severance Plan (for named executive officers other than Mr. Bell).
(2)Amounts in this column represent the benefits that the named executive officers would be entitled to receive in the event of a hypothetical qualifying termination following a transaction that occurred on January 3, 2025, that constituted a CIC under the terms of the Leidos Equity and Deferred Compensation Plans, in addition to the benefits under an employment agreement (for Mr. Bell) or the Leidos Executive Severance Plan (for named executive officers other than Mr. Bell).
(3)Amounts in this row represent cash payments for (a) lump sum severance and (b) pro-rated annual bonuses for the year of termination. Severance amounts for Mr. Bell are equal to one times (in the event of termination without a CIC), and 2.5 times (in the event of termination in connection with a CIC), the sum of Mr. Bell’s year-end salary and bonus at target. Severance amounts for other executives reflect one year of annual base salary (for termination without a CIC), and 1.5 times the sum of annual base salary and target bonus (for termination in connection with a CIC). Mr. Bell’s pro-rated annual bonus would be payable based on actual performance for the period ended January 3, 2025, in all scenarios. For the other executives, with respect to the termination without a CIC, and death and disability scenarios, the bonus would be based on actual performance through January 3, 2025, and the number of days that elapsed during the performance period ended January 3, 2025. In the CIC scenario, the bonus amount is based on target performance results.
(4)For a termination not in connection with a CIC, the value reflects a portion of the named executive officer’s RSUs (granted beginning in March 2021), pro-rated based on the number of days elapsed between the grant date and January 3, 2025, including accrued cash dividends as of January 3, 2025. For terminations in connection with a CIC, death, and disability, amounts represent the value of accelerated vesting of shares of all RSUs, including accrued dividends as of January 3, 2025, pursuant to the Leidos Equity and Deferred Compensation Plans. The retirement and non-termination scenarios for Mr. Bell assume the termination would qualify as a special retirement and amounts include the awards that would continue to vest. For more information regarding the number of shares of unvested RSUs held by the executive officers, see the table under the caption “Outstanding Equity Awards at Fiscal Year-End.”
(5)For a termination without a CIC, the table reflects pro-rated amounts of stock options granted beginning in March 2021 that would vest based on the number of days elapsed between the grant date and January 3, 2025. The retirement and non-termination scenarios for Mr. Fasano assume the termination would qualify as a special retirement and amounts include the awards that would continue to vest after departure. The scenario for a termination in connection with a CIC, or upon death or disability, represents the value of accelerated vesting of all unvested options held by the named executive officer at the end of the year issued pursuant to the Leidos Equity Plans. For more information regarding the number of shares and exercise prices underlying unvested options held see the table under the caption “Outstanding Equity Awards at Fiscal Year-End.”
(6)For a termination without a CIC and for disability, the values represent a pro-rata amount of performance share awards, including accrued cash dividends, based on actual performance as of January 3, 2025. In the CIC and death scenarios, awards reflect full vesting, including accrued cash dividends, as of January 3, 2025; they assume target performance results for death and also in the event of a CIC for the 2023 and 2024 awards; the 2022 awards are assumed paid based on actual performance results as of January 3, 2025, in the event of a CIC.
(7)Amounts in this row reflect the total of (a) lump sum cash payments in lieu of providing benefits to the executives and (b) cost estimates for providing outplacement benefits following a qualifying termination of employment. Benefit lump sums for all named executive officers other than Mr. Bell are equal to 12 months of COBRA premiums for medical, dental and vision coverage for terminations not in connection with a CIC, and 18 months of COBRA premiums for terminations in connection with a CIC.
Mr. Bell’s amounts reflect 12 months of COBRA premiums for medical, dental and vision coverage following a termination not in connection with a CIC and lump sum payments in lieu of continued life, disability, medical, dental and vision coverage for 30 months for terminations in connection with a CIC.
(8)Estimates the benefits to be reduced to avoid the payment of excess parachute payments pursuant to Section 280G of the Internal Revenue Code.
(9)Amounts in this row represent the gross amount of benefits to be received by the named executive officer. In addition, the named executive officers would also be entitled to be paid for any unused comprehensive leave time accrued.
TREATMENT OF EQUITY AWARDS UPON TERMINATION
With respect to outstanding equity awards, our named executive officers are generally treated in the same way as all other employee award recipients if their employment is terminated due to death, disability, retirement, involuntary without cause departure, or voluntary departure.
In the case of death or disability, restricted stock units and options will vest immediately and options will remain exercisable for the remaining term of the option. For our performance share award program, target shares will be paid out promptly upon death. In the case of disability for all performance share awards, individuals will receive a pro-rata number of shares after the end of the applicable three-year performance period, based on actual Company performance over the full period.
Under our continued vesting program, employees who retire, including our executive officers, may continue holding and vesting in their stock options if they have held such options for at least 12 months prior to retirement and they retire (i) after age 59 1/2 with at least 10 years of service or (ii) after age 59 1/2 when age at termination plus years of service equals at least 70. When an individual becomes eligible for continued vesting, restricted stock units will continue to vest in accordance with the original vesting schedule. Individuals meeting these qualifications who hold performance share awards will receive a pro-rata number of shares after the end of the applicable three-year performance period, based on actual Company performance over the full period. We have the right to terminate continued vesting if an individual violates confidentiality, nonsolicitation, noncompete, or similar obligations to us.

LEIDOS	73

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
In the case of an involuntary termination without cause, all restricted stock units and stock options granted in 2017 or later will vest on a pro-rata basis provided the award has been held for a minimum of six months. In the case of a performance share award, individuals will receive a pro-rata number of shares after the end of the applicable three-year performance period, based on actual Company performance over the full period, provided the award has been held for a minimum of six months.
In any other case, if the employment of an equity award recipient, including an executive officer, is terminated for any reason, all of that recipient’s unvested restricted stock units, options and performance share awards are forfeited. Vested options remain exercisable for 90 days or until the option expiration date, if earlier.
Pay Ratio Disclosure
In accordance with the requirements of Section 953(b) of the Dodd-Frank Act and Item 402(u) of Regulation S-K (which we collectively refer to as the “Pay Ratio Rule”), we are providing the following estimated information for 2024:
▶The median of the annual total compensation of all of our employees (except our Chief Executive Officer) was $108,548;
▶The annual total compensation of our Chief Executive Officer was $ 12,460,240; and
▶The ratio of these two amounts was 115 to 1. We believe that this ratio is a reasonable estimate calculated in a manner consistent with the requirements of the Pay Ratio Rule.
SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions and, as a result, the pay ratio reported by us may not be comparable to the pay ratio reported by other companies.
METHODOLOGY FOR IDENTIFYING OUR “MEDIAN EMPLOYEE”
EMPLOYEE POPULATION
To identify the median of the annual total compensation of all of our employees (other than our Chief Executive Officer), we first identified our total employee population from which we determined our “median employee.” We selected January 3, 2025, which is within the last three months of fiscal 2024, as the date upon which we would identify the “median employee.” We determined that, as of January 3, 2025, our employee population consisted of 47,542 individuals (of which approximately 90% were located in the United States and 10% were located in jurisdictions outside the United States). Our employee population consisted of our global workforce of full-time, part-time, and temporary employees, as described in more detail below.
ADJUSTMENTS TO OUR EMPLOYEE POPULATION
As permitted by the Pay Ratio Rule, we adjusted our total employee population (as described above) for purposes of identifying our “median employee” by excluding approximately 1,441 of our employees located in certain jurisdictions outside of the United States given the relatively small number of employees in those jurisdictions and the estimated costs of obtaining their compensation information, as follows: 352 employees from Japan, 142 employees from South Korea, 129 employees from Germany, 103 employees from India, 84 employees from Iraq, 80 employees from Singapore, 61 employees from Romania, 53 employees from Bahrain, 48 employees from Saudi Arabia, 43 employees from Italy, 41 employees from Kuwait, 33 employees from China, 31 employees from Djibouti, 31 employees from United Arab Emirates, 28 employees from Canada, 26 employees from Israel, 26 employees from Lithuania, 15 employees from Ireland, 14 employees from Spain, 12 employees from the Philippines, 10 employees from Mexico, 9 employees from Syria, 8 employees from Jordan, 8 employees from the Netherlands, 7 employees from Qatar, 6 employees from Belgium, 6 employees from Zambia, 5 employees from Hong Kong, 4 employees from Greece, 4 employees from Greenland, 3 employees from Columbia, 3 employees from Turkey, 2 employees from Latvia, 2 employees from Marshall Islands, 2 employees from Poland, 1 employee from Cuba, 1 employee from Ecuador, 1 employee from Ethiopia, 1 employee from Finland, 1 employee from France, 1 employee from Hungary, 1 employee from Kenya, 1 employee from Malaysia, 1 employee from New Zealand, and 1 employee from Taiwan. For each jurisdiction where we excluded employees, we excluded all employees in that jurisdiction.
After taking into account the above-described adjustments to our employee population as permitted by the Pay Ratio Rule, our total adjusted employee population for purposes of determining our “median employee” consisted of approximately 46,100 (excluding the CEO) individuals.

74	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
DETERMINING OUR MEDIAN EMPLOYEE
To identify our “median employee” from our total adjusted employee population, we compared the annualized salary of our employees as reflected in our human resources system of record. We identified our “median employee” using this compensation measure, which was consistently applied to all of our employees included in the calculation. After identifying the median employee, that employee’s compensation was restated based on the summary compensation table elements. Using the methodologies described above, we determined that our “median employee” was a full-time, salaried employee located in the United States with base wages for the 12-month period ending January 3, 2025, in the amount of $108,548.
Pay versus Performance Disclosure
This table compares “Pay versus Performance” and prescribes a method to calculate “Compensation Actually Paid” (CAP). The CAP values shown in the table below do not reflect the compensation actually paid to the Principal Executive Officer (PEO) or the Non-PEO NEOs. In addition, while the table shows the applicable summary compensation table (SCT) compensation and CAP values side by side, they are not comparable. As such, the Committee did not consider the information provided in the table when structuring or determining compensation for our NEOs. For a complete discussion of our executive compensation program and the Committee’s philosophy and approach, please refer to the CD&A section of this Proxy Statement (page 45).
Together with the salary and annual incentive, the SCT values include the accounting fair value of equity awards granted in the year shown (at the time the grant was made), whereas CAP values include a revaluation of the current grant at year-end, plus the year-over-year change in the fair value of multiple years of historical equity grants. Because CAP includes multiple years of grants, the calculation of CAP each year is heavily impacted by the change in the stock price, and therefore, may be higher or lower than the SCT compensation values.
The actual value of an equity award realized by an executive depends on several factors measured over multiple years, including the stock price, the financial performance of the Company, the relative total shareholder return (TSR) performance of the Company as compared to a peer group, timing of stock option exercises and other factors.

Year	Summary Compensation Table Total for Bell (1)	Compensation Actually Paid to Bell (2)	Summary Compensation Table Total for Krone (1)	Compensation Actually Paid to Krone (2)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (2)	Total Shareholder Return	Peer Group Total Shareholder Return(3)	Net Income (in millions)(4)	Company Selected Measure (Revenue) (in millions)(4)
2024	$12,460,240	$20,469,681	$—	$—	$3,846,214	$6,369,089	$158.58	$158.92	$1,251	$16,662
2023	$9,187,541	$11,592,267	$6,704,904	$6,065,905	$3,963,222	$4,062,218	$115.41	$139.92	$208	$15,438
2022	$—	$—	$13,548,892	$19,246,307	$2,723,296	$3,204,388	$110.43	$104.33	$693	$14,396
2021	$—	$—	$12,876,006	$5,045,765	$1,992,327	$1,000,994	$91.99	$128.06	$759	$13,737
2020	$—	$—	$12,319,624	$15,873,335	$2,928,640	$3,301,799	$107.21	$122.11	$629	$12,297
(1)Total Compensation as set forth in the Summary Compensation Table (page 66) for the applicable year includes the following PEOs and Non-PEO NEOs.

Year	PEOs	Non-PEOs NEOs (Average Compensation)
2024	Thomas A. Bell	Christopher R. Cage, Daniel J. Antal, Elizabeth M. Porter, Gerard A. Fasano
2023	Thomas A. Bell, Roger A. Krone	Christopher R. Cage, Gerard A. Fasano, Roy E. Stevens, Elizabeth M. Porter
2022	Roger A. Krone	Christopher R. Cage, Gerard A. Fasano, Jerald S. Howe, Jr., Maureen Waterston
2021	Roger A. Krone	Christopher R. Cage, James C. Reagan, Gerard A. Fasano, Jerald S. Howe, Jr., M. Victoria Schmanske
2020	Roger A. Krone	James C. Reagan, Gerard A. Fasano, Jerald S. Howe, Jr., David A. King
(2)The Compensation Actually Paid (CAP) is calculated by reducing the total compensation by grant date fair value of stock and options awards from the summary compensation table and adding equity awards adjustments for corresponding fiscal year. For each outstanding and unvested equity award, we utilized the fiscal year-end and vesting date fair values to calculate the equity award adjustments. The fair value of options was determined by using a Black-Scholes model, the relative TSR-based PSUs were determined by using a Monte Carlo simulated pricing model, non-market-based PSUs reflect the probable outcome of the performance vesting conditions as of each measurement date, and RSUs fair value equals the stock price on the appropriate measurement date.
Mr. Bell

	Summary Compensation Table Total	Amounts Deducted Summary Comp. Table	Total Equity Award Adjustments	Compensation Actually Paid
2024	$12,460,240	$7,419,929	$15,429,370	$20,469,681
2023	$9,187,541	$4,368,496	$6,773,222	$11,592,267

LEIDOS	75

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Mr. Krone

	Summary Compensation Table Total	Amounts Deducted Summary Comp. Table	Total Equity Award Adjustments	Compensation Actually Paid
2023	$6,704,904	$4,185,885	$3,546,886	$6,065,905
2022	$13,548,892	$10,315,880	$16,013,295	$19,246,307
2021	$12,876,006	$9,482,900	$1,652,659	$5,045,765
2020	$12,319,624	$8,854,684	$12,408,395	$15,873,335
All Non-PEO NEOs (Average)

	Summary Compensation Table Total	Amounts Deducted Summary Comp. Table	Total Equity Award Adjustments	Compensation Actually Paid
2024	$3,846,214	$1,846,064	$4,368,939	$6,369,089
2023	$3,963,222	$2,477,126	$2,576,122	$4,062,218
2022	$2,723,296	$1,520,126	$2,001,218	$3,204,388
2021	$1,992,327	$900,434	$(90,899)	$1,000,994
2020	$2,928,640	$1,335,955	$1,709,114	$3,301,799
The following table represents the equity award adjustments which reflect the current fair value of outstanding stock options or other equity awards granted to our PEOs and Non-PEO NEOs.

Name	NEO Status	Year	Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year ($)	Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years ($)	Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year ($)	Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year ($)	Fair Value as of the Prior Fiscal Year-End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation ($)	Total Equity Award Adjustments ($)
Thomas A. Bell	PEO 1	2024	10,778,372	3,848,473	—	630,320	—	172,205	15,429,370
Christopher R. Cage	PFO	2024	3,157,411	1,882,558	—	684,637	—	87,276	5,811,882
Daniel J. Antal	NEO	2024	2,237,352	—	—	—	—	14,172	2,251,524
Elizabeth M. Porter	NEO	2024	2,473,674	1,528,724	—	582,747	—	71,254	4,656,399
Gerard A. Fasano	NEO	2024	2,360,151	1,645,329	—	676,316	—	74,153	4,755,949
Thomas A. Bell	PEO 1	2023	6,740,369	—	—	—	—	32,853	6,773,222
Roger A. Krone	PEO 2	2023	5,084,948	(737,618)	—	(1,015,544)	—	215,100	3,546,886
Christopher R. Cage	PFO	2023	3,069,364	(85,714)	—	(88,795)	—	41,831	2,936,686
Gerard A. Fasano	NEO	2023	2,730,148	(80,625)	—	(151,069)	—	39,260	2,537,714
Roy E. Stevens	NEO	2023	2,512,790	(64,182)	—	(100,707)	—	32,864	2,380,765
Elizabeth M. Porter	NEO	2023	2,561,964	(60,320)	—	(86,822)	—	34,501	2,449,323
Roger A. Krone	PEO 2	2022	10,478,194	2,745,216	—	2,505,001	—	284,884	16,013,295
Christopher R. Cage	PFO	2022	1,450,958	256,775	—	115,592	—	28,753	1,852,078
Gerard A. Fasano	NEO	2022	1,311,309	373,540	—	313,370	—	36,757	2,034,976
Jerald S. Howe, Jr.	NEO	2022	1,363,700	343,225	—	321,646	—	35,495	2,064,066
Maureen Waterston	NEO	2022	2,035,520	—	—	—	—	18,236	2,053,756
Roger A. Krone	PEO 2	2021	8,750,429	(4,076,257)	—	(3,305,033)	—	283,520	1,652,659
Christopher R. Cage	PFO	2021	975,810	(152,120)	—	(94,524)	—	13,343	742,509
James C. Reagan	PFO	2021	—	(908,349)	—	(740,638)	—	43,907	(1,605,080)
Gerard A. Fasano	NEO	2021	1,086,762	(539,721)	—	(480,925)	—	38,610	104,726
Jerald S. Howe, Jr.	NEO	2021	1,022,465	(556,957)	—	(416,102)	—	36,861	86,267
M. Victoria Schmanske	NEO	2021	1,049,957	(480,581)	—	(388,168)	—	35,876	217,084
Roger A. Krone	PEO 2	2020	8,552,406	1,511,104	—	2,128,947	—	215,938	12,408,395
James C. Reagan	PFO	2020	1,826,244	391,885	—	414,791	—	48,902	2,681,822
Gerard A. Fasano	NEO	2020	1,126,950	240,741	—	149,271	—	29,310	1,546,272
Jerald S. Howe, Jr.	NEO	2020	1,074,158	233,932	—	119,768	—	30,153	1,458,011
David A. King	NEO	2020	1,140,580	—	—	—	—	9,772	1,150,352
(3)Based on S&P 500 IT Services Index.
(4)Amounts reported in this column represent net income and revenue reflected in the Company’s audited financial statements for the applicable year.

76	2025 PROXY STATEMENT

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION

MOST IMPORTANT PERFORMANCE MEASURES
The table below provides the five most important measures used by the Company to link CAP to our PEO and Non-PEO NEOs in 2023 as set forth in the table above to Company performance. The measures in this table are not ranked:

Revenue	Annual Operating Income	Operating Cash Flow
Relative TSR	Earnings per Share

RELATIONSHIP BETWEEN PAY AND PERFORMANCE
The following charts set forth the relationship between CAP to our PEO, the average CAP to our other NEOs and the Company’s cumulative TSR, Net Income and Revenue over the five-year period from 2020 through 2024, each as set forth in the table above.

$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0,000,000
$170
$136
$102
$68
$34
$0
2020
2021
2022
2023
2024
$12,319,624
$15,873,335
$2,928,640
$3,301,799
$12,876,006
$5,045,765
$1,992,327
$1,000,994
$13,548,892
$19,246,307
$2,723,296
$3,204,388
$9,187,541
$11,592,267
$6,704,904
$6,065,905
$3,963,222
$4,062,218
$12,460,240
$20,469,681
$3,846,214
$6,369,089
$122.11
$128.06
$104.33
$139.92
$158.92
$107.21
$91.99
$110.43
$115.41
$158.58
Summary Compensation Table Total for Bell
Compensation Actually Paid to Bell
Summary Compensation Table Total for Krone
Compensation Actually Paid to Krone
Average Summary Compensation Table Total for Non-PEO NEOs
Average Compensation Actually Paid to Non-PEO NEOs
Total Shareholder Return
Peer Group Total Shareholder Return

LEIDOS	77

PROPOSAL 2: ADVISORY VOTE ON EXECUTIVE COMPENSATION
The following chart sets forth the relationship between CAP to our PEO, the average CAP to our other NEOs and the Company’s net income over the four-year period from 2020 through 2024, each as set forth in the table above.

$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0,000,000
$1400
$1225
$1050
$875
$700
$525
$350
$175
$0
$12,319,624
$15,873,335
$2,928,640
$3,301,799
$629
$12,876,006
$5,045,765
$1,992,327
$1,000,994
$759
$13,548,892
$19,246,307
$2,723,296
$3,204,388
$693
$9,187,541
$11,592,267
$6,704,904
$6,065,905
$3,963,222
$4,062,218
$208
$12,460,240
$20,469,681
$3,846,214
$6,369,089
$1,251
2020
2021
2022
2023
2024
Summary Compensation Table Total for Bell
Compensation Actually Paid to Bell
Summary Compensation Table Total for Krone
Compensation Actually Paid to Krone
Average Summary Compensation Table Total for Non-PEO NEOs
Average Compensation Actually Paid to Non-PEO NEOs
Net Income (in millions)

The following chart sets forth the relationship between CAP to our PEO, the average CAP to our other NEOs and the Company’s revenue over the four-year period from 2020 through 2024, each as set forth in the table above.

$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0,000,000
$16
$14
$12
$10
$8
$6
$4
$2
$0
$12,297
$13,737
$14,396
$15,438
$16,662
$12,319,624
$15,873,335
$2,928,640
$3,301,799
$12,876,006
$5,045,765
$1,992,327
$1,000,994
$13,548,892
$19,246,307
$2,723,296
$3,204,388
$9,187,541
$11,592,267
$6,704,904
$6,065,905
$3,963,222
$4,062,218
$12,460,240
$20,469,681
$3,846,214
$6,369,089
2020
2021
2022
2023
2024
Summary Compensation Table Total for Bell
Compensation Actually Paid to Bell
Summary Compensation Table Total for Krone
Compensation Actually Paid to Krone
Average Summary Compensation Table Total for Non-PEO NEOs
Average Compensation Actually Paid to Non-PEO NEOs
Revenue (in millions)

78	2025 PROXY STATEMENT

PROPOSAL 3
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit and Finance Committee of the Board of Directors has appointed Deloitte & Touche LLP (Deloitte) as the independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending January 2, 2026. During the fiscal year ended January 3, 2025, Deloitte served as our independent registered public accounting firm and also provided certain tax and other audit-related services as set forth under the caption “Audit and Non-Audit Fees” below. Representatives of Deloitte will be at the annual meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.
Stockholders are not required to ratify the appointment of Deloitte as our independent registered public accounting firm. However, we are submitting the appointment for ratification as a matter of good corporate practice. If stockholders fail to ratify the appointment, the Audit and Finance Committee will consider whether or not to retain Deloitte. Even if the appointment is ratified, the Audit and Finance Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our stockholders’ best interests.
Vote Required
The affirmative vote of the holders of a majority of the voting power of common stock, present or represented either in person or by proxy and entitled to vote on the matter is required to approve the proposal. Abstentions have the effect of a vote against the proposal. This proposal will be considered routine under the rules of the NYSE and brokers may vote the shares of beneficial owners for this proposal in their discretion. Shares of common stock represented by properly executed, timely received and unrevoked proxies will be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, properly executed, timely received and unrevoked proxies will be voted “FOR” the proposal.
Recommendation of the Board of Directors

The Board of Directors recommends stockholders vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2026.

Evaluation of Independent Registered Public Accounting Firm
The Audit and Finance Committee recognizes the importance of maintaining the independence of Leidos’ independent auditor, both in fact and appearance. The Committee also engages in an annual evaluation of the independent registered public accounting firm. It considers, along with Company management and internal auditors:
(i)    the audit firm’s independence and objectivity
(ii)    the capability and experience of the firm’s proposed audit team members
(iii)    the audit firm’s audit quality indicators
(iv)    the advantages and possible disadvantages of the audit firm’s tenure as our independent auditors
(v)    the appropriateness of the audit firm’s fees for audit and non-audit services
(vi)    the audit firm’s capability and expertise in our industry and in auditing companies with broad and complex operations
(vii)    the audit firm’s performance and proposed approach to auditing the Company’s financial statements and the Company’s internal controls over financial reporting
(viii)    the size and reputation of the audit firm
After assessing the qualifications, performance, and independence of Deloitte, the Audit and Finance Committee has approved the engagement of Deloitte as our independent registered public accounting firm for the fiscal year ending January 2, 2026. Deloitte has been the Company’s independent registered public accounting firm since fiscal 2000.

LEIDOS	79

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Audit and Non-Audit Fees
Aggregate fees billed for the 2024 and 2023 fiscal years by our independent registered public accounting firm, Deloitte, the member firms of Deloitte Touche Tohmatsu Limited and their respective affiliates (collectively, the “Deloitte Entities”), were as follows:

	2024	2023
Audit fees(1)	$7,280,300	$7,003,700
Audit-related fees(2)	$—	$48,500
Tax fees(3)	$236,800	$423,200
All other fees(4)	$5,700	$5,700
Total fees	$7,522,800	$7,481,100
(1)Audit fees include professional services rendered for the audit of the annual consolidated financial statements (including services rendered for reporting on the Company’s effectiveness of internal control over financial reporting) and reviews of quarterly consolidated financial statements. Audit fees also include services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements, including statutory audits.
(2)Audit-related fees include professional services rendered to issue comfort letters in connection with bond offerings.
(3)Tax fees include a variety of permissible tax services related to preparation and/or review of statutory tax filings within U.S., foreign and state jurisdictions, general tax advisory services (including research and discussions related to tax compliance matters), tax planning and assistance with transfer pricing documentation and dispositions.
(4)All other fees relate to the purchase of accounting-related research software.
Pre-Approval Policies and Procedures
The Audit and Finance Committee has considered whether the above services provided by the Deloitte Entities are compatible with maintaining the independence of the Deloitte Entities. The Audit and Finance Committee has the responsibility to pre-approve all audit and non-audit services to be performed by the independent registered public accounting firm in advance. Further, the Chair of the Audit and Finance Committee has the authority to pre-approve audit and non-audit services, as necessary, between regular meetings of the Audit and Finance Committee, provided that any such services so pre-approved shall be disclosed to the full Audit and Finance Committee at its next scheduled meeting. The Committee or the Committee chair pre-approved all of Deloitte’s 2024 fees and services.
Audit and Finance Committee Report
The Audit and Finance Committee assists the Board in its oversight of: (i) the integrity of the Company’s financial statements, including the financial reporting process, system of internal control over financial reporting and audit process; (ii) the Company’s compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm’s qualifications and independence; (iv) the performance of the Company’s internal audit function and independent registered public accounting firm; and (v) financial reporting risk assessment and mitigation. The Audit and Finance Committee’s job is one of oversight and it recognizes that management is responsible for the preparation and certification of the Company’s financial statements and the Company’s internal controls over financial reporting and that the independent registered public accounting firm is responsible for auditing those financial statements and the Company’s internal controls over financial reporting.

80	2025 PROXY STATEMENT

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit and Finance Committee recognizes that financial management, the internal audit staff and the independent registered public accounting firm have more time, knowledge, and detailed information on the Company than do Audit and Finance Committee members. Consequently, in carrying out its oversight responsibilities, the Audit and Finance Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent registered public accounting firm’s work.
The Audit and Finance Committee recognizes the importance of maintaining the independence of Leidos’ independent auditor, both in fact and appearance. The Committee engages in an annual evaluation of the independent registered public accounting firm. It considers, along with Company management and internal auditors, (i) the audit firm’s independence and objectivity, (ii) the capability and experience of the firm’s proposed audit team members, (iii) the audit firm’s audit quality indicators, (iv) the advantages and possible disadvantages of the audit firm’s tenure as our independent auditors, (v) the appropriateness of the audit firm’s fees for audit and non-audit services, (vi) the audit firm’s capability and expertise in our industry and in auditing companies with broad and complex operations, (vii) the audit firm’s performance and proposed approach to auditing the Company’s financial statements and the Company’s internal controls over financial reporting, and (viii) the size and reputation of the audit firm. After assessing the qualifications, performance, and independence of Deloitte, the Audit and Finance Committee has approved the engagement of Deloitte as our independent registered public accounting firm for the fiscal year ending January 2, 2026. Deloitte has been the Company’s independent registered public accounting firm since fiscal 2000.
Deloitte rotates its lead audit engagement partner at least every five years. The Audit and Finance Committee interviews proposed candidates and selects the lead audit engagement partner.
The duties and responsibilities of the Audit and Finance Committee have been set forth in a written charter since 1975. A copy of the current Audit and Finance Committee charter is available on the Company’s website at www.leidos.com by clicking on the links entitled “Investors,” “Governance” and then “Committee Charters.” Each member of the Audit and Finance Committee meets the independence and financial literacy requirements of the SEC and the NYSE. In addition, except for Mr. Dahlberg, all of the Committee members qualify as audit committee financial experts under SEC rules.
In the course of fulfilling its responsibilities, the Audit and Finance Committee has:
▶Met separately with the internal auditor and the independent registered public accounting firm to discuss any matters that the internal auditor, the independent registered public accounting firm or the Committee believed should be discussed privately without members of management present;
▶Met with management of the Company to discuss any matters management or the Committee believed should be discussed privately without the internal auditor or the independent registered public accounting firm present;
▶Reviewed and discussed with management and Deloitte, the Company independent registered public accounting firm, the audited consolidated financial statements for the fiscal year ended January 3, 2025;
▶Discussed with Deloitte the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) Standards and the SEC; and
▶Received the written disclosures and the letter from Deloitte required by applicable requirements of the PCAOB regarding Deloitte’s communications with the Audit and Finance Committee concerning independence, and has discussed with Deloitte its independence.
Based on the reviews and discussions summarized in this Report and subject to the limitations on our role and responsibilities referred to above and contained in the Audit and Finance Committee charter, the Audit and Finance Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 3, 2025, for filing with the SEC.

ROBERT C. KOVARIK, JR. (Chair)	GREGORY R. DAHLBERG	TINA W. JONAS	HARRY M. J. KRAEMER, JR.	ROBERT S. SHAPARD	SUSAN M. STALNECKER

LEIDOS	81

PROPOSAL 4
Approval of Amendment to Certificate of Incorporation to Clarify Rights of Stockholders to Call a Special Meeting
The Proposal 4 Amendment does not eliminate, restrict or change stockholders’ current rights to be able to call special meetings of stockholders, which are already set forth in the Bylaws. If this Proposal is approved, then one stockholder owning at least 10% individually, or a group of stockholders owning 15% in the aggregate, of the voting power of our outstanding shares, can request a special meeting of stockholders so long as they meet the requirements set forth in the Bylaws. This Proposal removes the provision in our certificate of incorporation regarding certain rights of stockholders to call special meetings to instead permit the Bylaws to govern the requirements that stockholders must meet to call special meetings. For operational efficiency, the Board determined that it is in the best interests of the Company and our shareholders to adopt the Amendment.
Vote Required
Approval of the amendment to the certificate of incorporation to amend the authority to call a special meeting requires the affirmative vote of a majority of the voting power of our outstanding common stock entitled to vote on the matter. If stockholders approve the Proposal 4 Amendment, the amendment to the certificate of incorporation will become effective upon the filing of a certificate of amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval. However, in accordance with Delaware law, even if our stockholders approve the proposed amendment, the Board has the discretion not to implement the proposed amendment. If the Board exercises such discretion, it will publicly disclose that fact and the reason for its determination.
Abstentions and broker “non-votes” have the effect of a vote against the proposal. Shares of common stock represented by properly executed, timely received and unrevoked proxies will be voted as instructed. In the absence of specific instructions, properly executed, timely received and unrevoked proxies will be voted “FOR” the proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR approval of this proposal.

The Board is proposing, for approval by our stockholders, the approval and adoption of an amendment to our certificate of incorporation clarifying the rights of stockholders to call special meetings of stockholders.
Summary of Amendment
Stockholders of the Company currently have the right to call special meetings of stockholders under the certificate of incorporation and Bylaws. The Board has unanimously approved, adopted and declared advisable an amendment to our certificate of incorporation to remove the provision in the certificate of incorporation that contains specific requirements that must be met with respect to stockholders’ ability to call special meetings of stockholders, including the ownership threshold of one stockholder owning at least 10% individually, or a group of stockholders owning 25% in the aggregate. Consistent with market practice, the Bylaws include the notification and information requirements regarding stockholders’ ability to call special meetings, and sets forth the process and procedures necessary to effectuate such rights of stockholders. This gives the Board flexibility to make future changes if warranted, including in response to stockholders, without the need to ask stockholders to make corresponding changes to the certificate of incorporation each time.

82	2025 PROXY STATEMENT

PROPOSAL 4: APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO CLARIFY RIGHTS OF STOCKHOLDERS TO CALL A SPECIAL MEETING
The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws. The Bylaws are available on our website at www.leidos.com by clicking on the links entitled “Investors” followed by “Governance.”
The text of Article EIGHTH as proposed to be amended, would read as follows (additions are indicated by underlining and deletions are indicated by strikeouts):
(8) ~~MEETINGS~~ ACTION OF STOCKHOLDERS.
~~(A)    No Action by Written Consent.~~ No action shall be taken by the stockholders except at an annual or special meeting of stockholders, and no action may be effected by any consent in writing in lieu of a meeting of stockholders.
~~(B)    Special Meetings. Special meetings of the stockholders of the Corporation for any purpose or purposes may be called at any time by the Board of Directors, or by a majority of the members of the Board of Directors, or by a committee of the Board of Directors which has been duly designated by the Board of Directors and whose powers and authority, as provided in a resolution of the Board of Directors or in the Bylaws of the Corporation, include the power to call such meetings, and shall be called by the Secretary of the Corporation following the Secretary’s receipt of written requests to call a meeting from one stockholder of record owning at least ten percent (10%) or one or more stockholders of record of shares representing in the aggregate at least twenty-five percent (25%) in each case of the combined voting power of the then outstanding shares of all classes and series of capital stock of the Corporation entitled to vote on the matter or matters to be brought before the proposed special meeting, voting as a single class, and who have delivered such requests in accordance with and subject to the provisions of the Bylaws (as amended from time to time), including any limitations set forth in the Bylaws on the ability to make such a request for such a special meeting. Special meetings may not be called by any other person or persons; provided, however, that, if and to the extent that any special meeting of stockholders may be called by any other person or persons specified in any provisions of this Restated Certificate of Incorporation or any amendment thereto or any certificate filed under Section 151(g) of the DGCL (or its successor statute as in effect from time to time hereafter), then such special meeting may also be called by the person or persons, in the manner, at the times and for the purposes so specified.~~

LEIDOS	83

PROPOSAL 5
Approval of Amendment to Certificate of Incorporation to Limit Liability of Officers as Permitted by Law
Taking into account (i) that the Proposal 5 Amendment would mitigate the risk of personal financial ruin as a result of an unintentional misstep, (ii) that this exculpation will help attract and retain officers, and (iii) the narrow type of claims for which officers may be exculpated from liability, the Board determined that it is in the best interests of the Company and our shareholders to adopt the Proposal 5 Amendment.
Vote Required
Approval of the amendment to the certificate of incorporation to limit liability of officers as permitted by law requires the affirmative vote of a majority of the voting power of our outstanding common stock entitled to vote on the matter. If stockholders approve the Proposal 5 Amendment, the amendment to the certificate of incorporation will become effective upon the filing of a certificate of amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval. However, in accordance with Delaware law, even if our stockholders approve the proposed amendment, the Board has the discretion not to implement the proposed amendment. If the Board exercises such discretion, it will publicly disclose that fact and the reason for its determination.
Abstentions and broker “non-votes” have the effect of a vote against the proposal. Shares of common stock represented by properly executed, timely received and unrevoked proxies will be voted as instructed. In the absence of specific instructions, properly executed, timely received and unrevoked proxies will be voted “FOR” the proposal.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR approval of this proposal.

The Board is proposing, for approval by our stockholders, the approval and adoption of an amendment to our certificate of incorporation to limit liability of officers as permitted by law.
Summary of Amendment
The Board has unanimously approved, adopted and declared advisable an amendment to our certificate of incorporation to provide for the elimination of monetary liability of officers of the Company (as defined) in certain limited circumstances and to streamline and make clear that exculpation for officers and directors are to the fullest extent provided for under the General Corporation Law of the State of Delaware (the “DGCL”) (the “Proposal 5 Amendment”). The current exculpation protections available to the directors remain unchanged as a result of the Proposal 5 Amendment.
Pursuant to and consistent with Section 102(b)(7) of the DGCL, Article ELEVENTH Section (B) and (C) of our certificate of incorporation already eliminates the monetary liability of directors. Effective August 1, 2022, Section 102(b)(7) was amended to permit companies to include in their certificates of incorporation limitations of monetary liability for certain senior corporate officers, such as a corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer, and chief accounting officer. Consistent with Section 102(b)(7), the Proposal 5 Amendment would permit exculpation of these officers for breaches of their fiduciary duty of care in any direct claim to the fullest extent permitted by Delaware law, as it currently exists or as it may be amended in the future. Like the provision limiting the monetary liability of directors, the DGCL does not permit the elimination of liability of these officers for any breach of their duty of loyalty to the Company or its shareholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit. The DGCL also does not permit the limitation of monetary liability of these officers in any action by or in the right of the Company, such as a derivative claim.

84	2025 PROXY STATEMENT

PROPOSAL 5: APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO LIMIT LIABILITY OF OFFICERS AS PERMITTED BY LAW
The text of Article ELEVENTH, Section (B) and (C) as proposed to be amended, would read as follows (additions are indicated by underlining and deletions are indicated by strikeouts):
(B)    Limitation on Liability. To the fullest extent that the General Corporation Law of the State of Delaware, as it exists on the date hereof or as it may hereafter be amended, permits the limitation or elimination of the liability of directors or officers (or both directors and officers), no ~~No~~ director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer~~, except for liability (1) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) pursuant to Section 174 of the DGCL or (4) for any transaction from which the director derived an improper personal benefit~~. Solely for purposes of Section B and, as applicable, Section C of Article ELEVENTH, “officer” shall have the meaning provided in Section 102(b)(7) of the General Corporation Law of the State of Delaware, as amended from time to time.
(C)    Repeal or Modification of Rights. Any repeal or modification of Section (A) shall not adversely affect any rights to indemnification and advancement of expenses of a director or officer of the Corporation existing pursuant to Section (A) with respect to any acts or omissions occurring prior to such repeal or modification. Any repeal or modification of Sections (A) or (B) shall not apply to or have any effect on the liability or alleged liability of any director or officer of the Corporation for or with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

LEIDOS	85

Ownership of Voting Securities
Stock Ownership of Certain Beneficial Owners
The following table provides information regarding the beneficial ownership of each person known by us to beneficially own more than five percent of Leidos common stock. The percentage of beneficial ownership is based on 128,213,171 shares of our common stock outstanding as of February 28, 2025.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group 100 Vanguard Blvd., Malvern, PA 19355(1)	15,405,579 shares	12.0%
BlackRock, Inc. 50 Hudson Yards, New York, NY 10001(2)	12,335,670 shares	9.6%
(1)Based on a Schedule 13G/A (Amendment No. 11) filed with the SEC on February 13, 2024, in which The Vanguard Group, an investment adviser filing on behalf of itself and various subsidiaries, reported that it has sole voting power over 0 shares, shared voting power over 153,214 shares, sole dispositive power over 14,864,804 shares and shared dispositive power over 540,775 shares.
(2)Based on a Schedule 13G filed with the SEC on November 8, 2024, in which BlackRock, Inc., a holding company filing on behalf of itself and various subsidiaries, reported that it has sole voting power over 11,570,115 shares, shared voting power over 0 shares, sole dispositive power over 12,335,670 shares and shared dispositive power over 0 shares.
Stock Ownership of Directors and Officers
The following table sets forth, as of February 28, 2025, the beneficial ownership of our common stock by our directors and the named executive officers, and all of our directors and executive officers as a group. None of these individuals beneficially owns more than one percent of our common stock. As a group, our directors and executive officers beneficially own approximately 0.69% of our common stock. The percentage of beneficial ownership is based on 128,213,171 shares of our common stock outstanding as of February 28, 2025. Unless otherwise indicated, each individual has sole investment power and sole voting power with respect to the shares beneficially owned by such person, except for such power that may be shared with a spouse. No shares have been pledged.

86	2025 PROXY STATEMENT

OWNERSHIP OF VOTING SECURITIES

Beneficial Owner	Common Stock	Stock Units(1)	Option Shares and RSUs(2)	Total Shares Beneficially Owned
Director Nominees
Thomas A. Bell	11,183	—	18,324	29,507
Gregory R. Dahlberg	20,586	—	—	20,586
David G. Fubini	14,678	—	—	14,678
Noel B. Geer	63,871	—	—	63,871
Tina W. Jonas	—	—	—	—
Robert C. Kovarik, Jr.	5,496	—	—	5,496
Harry M. J. Kraemer, Jr.	88,841	127,530	—	216,371
Gary S. May	10,352	—	—	10,352
Surya N. Mohapatra	19,089	—	—	19,089
Nancy A. Norton	—	—	—	—
Patrick M. Shanahan	2,910	—	—	2,910
Robert S. Shapard	57,776	1,604	—	59,380
Susan M. Stalnecker	20,073	—	—	20,073
Named Executive Officers
Christopher R. Cage	24,999	24,433	16,236	65,668
Gerard A. Fasano	80,186	—	16,063	96,249
Daniel J. Antal	4,716	—	—	4,716
Elizabeth M. Porter	24,249	—	14,798	39,047
All directors and executive officers as a group (25 persons)	595,567	155,367	128,888	879,822
(1)Represents vested stock units attributable to the individual or the group in the Key Executive Stock Deferral Plan or Management Stock Compensation Plan. Shares held in these plans are voted by the trustee in the same proportion as all other stockholders collectively vote their shares of common stock.
(2)Shares subject to options exercisable or restricted stock units subject to vesting, both within 60 days following February 28, 2025.
Section 16(a) Compliance
Section 16(a) of the Securities Exchange Act of 1934 and the rules of the SEC require our directors and executive officers to file reports of their ownership and changes in ownership of common stock with the SEC. Our personnel generally prepare and file these reports for our directors and officers on the basis of information obtained from each director and officer and pursuant to a power of attorney. Based upon a review of filings with the SEC and/or written representations that no other reports were required, we believe that all of our directors and executive officers and, to our knowledge, beneficial owners of more than 10% of our common stock complied during fiscal 2024 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934.

LEIDOS	87

Frequently Asked Questions
Who is entitled to vote at the annual meeting?
Only stockholders of record of our common stock as of the close of business on our record date of March 5, 2025, are entitled to notice of, and to vote at, the annual meeting. As of March 5, 2025, there were 128,213,871 shares of common stock outstanding and entitled to vote.
We have no other class of capital stock outstanding. A list of stockholders entitled to vote at the meeting will be available for inspection at 1750 Presidents Street, Reston, Virginia for 10 days prior to the meeting. Please contact the Office of the Corporate Secretary at (571) 526-6000 if you wish to inspect the list of stockholders prior to the 2025 annual meeting.
Can I attend the annual meeting?
If you held shares of Leidos common stock as of the record date, you may attend the 2025 annual meeting. Because seating is limited, only you and one guest may attend the meeting. Admission to the meeting is on a first-come, first-served basis. Registration begins at 8:00 a.m. Eastern Time. You must present a valid government-issued picture identification and proof of Leidos stock ownership as of the record date. If you hold Leidos stock in street name, you must also bring a copy of a brokerage statement reflecting your stock ownership as of the record date. If you plan to attend as the proxy of a stockholder, you must present a legal proxy from your bank, broker, trust or other nominee in order to vote. Stockholders of record also may be represented by another person at the annual meeting by executing a legal proxy designating that person as the proxy holder. Each stockholder may appoint only one proxy holder or representative to attend the annual meeting on their behalf. Cameras, recording devices and other large electronic devices such as tablets or laptops, as well as backpacks or other large bags or packages are not permitted in the meeting. If you require special assistance at the meeting because of a disability, please contact the Corporate Secretary at Leidos’ address in the notice.
What constitutes a quorum?
The presence, either in person or by proxy, of the holders of a majority of the voting power of the shares of common stock outstanding as of March 5, 2025, is necessary to constitute a quorum and to conduct business at the annual meeting. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.
What is a broker non-vote?
A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. In tabulating the voting results for a particular proposal, broker non-votes are not counted as a vote on that proposal. Broker non-votes will not have an effect on the outcome of any matter being voted on at the meeting, assuming a quorum is present.
Unless you provide voting instructions to any broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on any of the matters to be considered at the annual meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy or provide voting instructions to your broker so your vote can be counted.
How many votes am I entitled to?
Each holder of common stock will be entitled to one vote per share, in person or by proxy, for each share of stock held in such stockholder’s name as of March 5, 2025, on any matter submitted to a vote of stockholders at the annual meeting. There were 128,213,871 shares of our common stock outstanding on March 5, 2025.

88	2025 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS
Is cumulative voting permitted for the election of directors?
No, the Company’s Certificate of Incorporation does not permit cumulative voting in the election of directors.
How do I vote my shares?
Shares of common stock represented by a properly executed and timely proxy will, unless it has previously been revoked, be voted in accordance with its instructions. In the absence of specific instructions, the shares represented by a properly executed and timely proxy will be voted in accordance with the Board’s recommendations as follows:
▶FOR all of the Company’s nominees to the Board;
▶FOR the approval, on a nonbinding, advisory basis, of the compensation of our named executive officers;
▶FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2026;
▶FOR the amendment to the Certificate of Incorporation to clarify rights of stockholders to call a special meeting; and
▶FOR the amendment to the Certificate of Incorporation to limit liability of officers as permitted by law.
No other business is expected to come before the annual meeting; however, should any other matter properly come before the annual meeting, the proxy holders intend to vote such shares in accordance with their best judgment on such matter.
There are four different ways to vote your shares:
By Internet (prior to the meeting): Go to www.proxyvote.com or scan the QR code on your proxy or voting instruction card with a smartphone.
At the Meeting (in person): If you are a record holder of shares of Leidos common stock, you may vote in person at the annual meeting. A record holder must present a valid government-issued picture identification. If you are representing an entity that is a stockholder, you must provide evidence of your authority to represent that entity at the annual meeting. Stockholders of record also may be represented by another person at the annual meeting by executing a legal proxy designating that person as the proxy holder. Each stockholder may appoint only one proxy holder or representative to attend the annual meeting on their behalf. See “Can I attend the annual meeting?” above for more information regarding attending the annual meeting. If you hold your shares of Leidos common stock in street name, you must bring a valid government-issued picture identification and a copy of a statement reflecting your stock ownership as of the record date to attend the meeting. You must also obtain a legal proxy from your broker, bank, trust or other nominee and present it to the inspector of elections with your ballot to be able to vote at the annual meeting. To request a legal proxy, please follow the instructions at www.proxyvote.com.
By Telephone: Call 1-800-690-6903.
By Mail: If you received your proxy materials via the U.S. mail, you may complete, sign and return the accompanying proxy or voting instruction card in the postage-paid envelope provided.
Submitting a proxy will not prevent you from attending the annual meeting and voting in person. Any proxy may be revoked at any time prior to exercise by delivering a written revocation or a new proxy bearing a later date to our mailing agent, Broadridge, as described below or by attending the annual meeting and voting in person. The mailing address of our mailing agent is Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Simply attending the annual meeting will not revoke a proxy.
If you hold your shares of Leidos common stock in street name, you should follow the instructions provided by your broker, bank, trust or other nominee.

LEIDOS	89

FREQUENTLY ASKED QUESTIONS
What vote is required for the matters to be voted upon at the meeting?
▶Proposal 1: The election of directors at the 2025 annual meeting is uncontested. In an uncontested election, nominees must receive a majority of votes cast (meaning the number of votes cast “for” a nominee must exceed the number of votes cast “against” that nominee). Abstentions and broker non-votes are not counted as votes cast.
▶Proposal 2: This advisory vote on executive compensation is nonbinding on the Board. The affirmative vote of a majority of the voting power of common stock present or represented either in person or by proxy and entitled to vote on the matter is required to approve this proposal. Abstentions will have the effect of a vote against the proposal and broker non-votes will not be counted in evaluating the results of the vote.
▶Proposal 3: The affirmative vote of the holders of a majority of the voting power of common stock, present or represented either in person or by proxy and entitled to vote on the matter at the annual meeting is required to approve the proposal. Abstentions have the effect of a vote against the proposal. As noted above, brokers that have not received voting instructions from a beneficial owner have discretionary authority to vote on this proposal, meaning there are no broker non-votes.
▶Proposal 4: The affirmative vote of a majority of the voting power of our outstanding common stock entitled to vote on the matter. Abstentions and broker non-votes have the effect of a vote against the proposal.
▶Proposal 5: The affirmative vote of a majority of the voting power of our outstanding common stock entitled to vote on the matter. Abstentions and broker non-votes have the effect of a vote against the proposal.
What are the voting deadlines?
For shares not held in the Leidos, Inc. Retirement Plan (the “Leidos Retirement Plan”), the deadline for submitting a proxy using the internet or the telephone is 11:59 p.m. ET on May 1, 2025. For shares held in the Leidos Retirement Plan, the deadline for submitting voting instructions using any of the allowed methods is 11:59 p.m. ET on April 29, 2025.
How are the shares held by the Leidos Retirement Plan voted?
Each participant in the Leidos Retirement Plan has the right to instruct Vanguard Fiduciary Trust Company, as trustee of the Leidos Retirement Plan (the “Trustee”), on a confidential basis, how to vote such participant’s proportionate interests in all shares of common stock held in the Leidos Retirement Plan. The Trustee will vote all shares held in the Leidos Retirement Plan for which no voting instructions are received in the same proportion as the shares for which voting instructions have been received.
The Trustee’s duties with respect to voting the common stock in the Leidos Retirement Plan are governed by the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended (ERISA). The fiduciary provisions of ERISA may require, in certain limited circumstances, that the Trustee override the votes of participants with respect to the common stock held by the Trustee and to determine, in the Trustee’s best judgment, how to vote the shares.
How are the shares held by the Stock Plans voted?
Under the terms of our Management Stock Compensation Plan and Key Executive Stock Deferral Plan, Matrix Trust Company, as trustee of these stock plans, has the power to vote the shares of common stock held in these stock plans. Matrix will vote all such shares in the same proportion that our other stockholders collectively vote their shares of common stock. If you are a participant in these stock plans, you do not have the right to instruct Matrix on how to vote your proportionate interests in the shares of common stock held in these stock plans.

90	2025 PROXY STATEMENT

FREQUENTLY ASKED QUESTIONS
What is the difference between a “stockholder of record” and a “beneficial” holder?
These terms describe how your shares are held. If your shares are registered directly with Computershare, our transfer agent, then you are a “stockholder of record” of these shares. If your shares are held in an account at a broker, bank, trust or other similar organization, then you are a “beneficial” holder of these shares. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.
Who is soliciting these proxies?
We are soliciting these proxies and the cost of the solicitation will be borne by us, including the charges and expenses of persons holding shares in their name as nominee incurred in connection with forwarding proxy materials to the beneficial owners of such shares. In addition to the use of the mail, proxies may be solicited by our officers, directors and employees in person, virtual communication channels, by telephone or by email.
Such individuals will not be additionally compensated for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation.
We have also hired Sodali & Co., 333 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, to assist in the solicitation and distribution of proxies, for which they will receive a fee of $16,500, as well as reimbursement for certain out-of-pocket costs and expenses.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the Securities and Exchange Commission, or SEC, called “householding.” Under this procedure, we send only one proxy statement and one annual report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to reduce our printing and postage costs. Stockholders who participate in householding will continue to receive separate proxy or voting instruction cards. We do not use householding for any other stockholder mailings.
If you are a registered stockholder residing at an address with other registered stockholders and wish to receive a separate copy of the proxy statement or annual report, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact our mailing agent, Broadridge, either by calling toll-free at 1-800-542-1061, or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures. We will promptly deliver a separate copy of the proxy statement or annual report to you upon request.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the proxy statement or annual report and you wish to receive a single copy of each of these documents for your household, please contact our mailing agent, Broadridge, at the telephone number or address indicated above.
Where can I find the voting results of the annual meeting?
We intend to announce preliminary voting results at the annual meeting and publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days of the annual meeting.
May I obtain a copy of the 2024 Annual Report on Form 10-K?
We will provide without charge to any stockholder, upon written or oral request, a copy of our annual report without exhibits. Requests should be directed to Leidos Holdings, Inc., 1750 Presidents Street, Reston, Virginia 20190, Attention: Corporate Secretary or by calling (571) 526-6000.

LEIDOS	91

Other Matters
Stockholder Proposals for the 2026 Annual Meeting
Any stockholder proposals pursuant to Rule 14a-8 intended to be presented at the 2026 annual meeting of stockholders must be received by us at our principal executive offices at 1750 Presidents Street, Reston, Virginia 20190 (c/o Corporate Secretary) no later than November 17, 2025, in order to be considered for inclusion in our Proxy Statement and form of proxy relating to that meeting.
Our proxy access bylaws permit a stockholder or group of stockholders (up to 20) who have owned at least three percent of common stock for at least three years to submit director nominees for inclusion in our proxy statement if the nominating stockholder(s) satisfies the requirements specified in the bylaws. To be timely, the notice must be delivered to the Corporate Secretary not later than the close of business on the 120th day, nor earlier than the close of business on the 150th day, prior to the first anniversary of the date that the proxy statement for the annual meeting was sent to stockholders. In the event, however, that the annual meeting is not scheduled to be held within a period that begins 30 days before the first anniversary date of the preceding year’s annual meeting of stockholders and ends 30 days after the first anniversary date of the preceding year’s annual meeting of stockholders, then the notice of nomination must be provided by the later of the close of business on the date that is 180 days prior to the annual meeting or the tenth day following the date such annual meeting is first publicly announced or disclosed. Therefore, in connection with the 2026 annual meeting of stockholders, notice must be delivered to the Corporate Secretary between October 18, 2025, and November 17, 2025. Such notice must comply with the additional requirements of our bylaws.
In addition, Sections 2.07 and 3.03 of our bylaws provide that, in order for a stockholder to propose any matter (including nominations for directors) for consideration at the annual meeting (other than by inclusion in the proxy statement), such stockholder must give timely notice to our Corporate Secretary of such stockholder’s intention to bring such business before the meeting. To be timely, notice must be delivered to the Corporate Secretary not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year’s annual meeting. In the event, however, that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by us, whichever occurs later. Therefore, in connection with the 2026 annual meeting of stockholders, notice must be delivered to the Corporate Secretary between January 2, 2026, and February 1, 2026. Such notice must comply with the additional requirements of our bylaws.
Internet Availability of Proxy Materials
As permitted by the rules of the SEC, we are using the internet as a means of furnishing proxy materials to our stockholders. We believe that this method will make the proxy distribution process more efficient, lower costs and help in conserving natural resources.
On or about March 17, 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our proxy statement and annual report. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your proxy or voting instruction card to be able to vote through the internet or by telephone. Other stockholders, in accordance with their prior requests, and employees with regular access to email have received email notification of how to access our proxy materials and vote via the internet or by telephone or have been mailed paper copies of our proxy materials or a proxy and voting instruction card.
Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders Meeting to Be Held on May 2, 2025.
The proxy statement and annual report are available at www.proxyvote.com.
Information and reports on our website to which we refer in this proxy statement will not be deemed a part of, or otherwise incorporated by reference into, this proxy statement.

92	2025 PROXY STATEMENT

Corporate Headquarters

www.leidos.com

Stock Listing

Leidos Holdings, Inc. common stock is traded on the New York Stock Exchange (NYSE) under the trading symbol LDOS.

Transfer Agent and Registrar

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
855-894-5367 (US)
201-680-6961 (International)
Hearing impaired (TTY): (800) 952-9245

www.computershare.com/leidos

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
7900 Tysons One Place
McLean, VA 22102

Annual Report on Form 10-K

Copies of our 2024 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission can be accessed via our website at ir.leidos.com. Copies can also be obtained by contacting our Investor Relations team.

Certifications

The most recent certifications by our CEO and CFO pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed as exhibits to the Form 10-K. We have also filed with the NYSE the most recent Annual CEO Certification in accordance with the NYSE's listing standards.

Investor Relations

Questions from stockholders, analysts, and others can be directed to:

Stuart Davis
Sr. Vice President, Investor Relations Executive
Leidos Holdings, Inc.
1750 Presidents Street
Reston, VA 20190
571-526-6000

ir@leidos.com
ir.leidos.com

leidos

SUSTAINABLE FORESTRY INITIATIVE

©2025 Leidos, Inc. All Rights Reserved. Leidos and the Leidos logo are trademarks of Leidos, Inc. in the United States and/or other countries.

leidos

ATTN: STOCK PROGRAMS
1750 PRESIDENTS STREET
RESTON, VA 20190

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the barcode above**
Use the internet to transmit your proxy and/or voting instructions and for electronic delivery of information. Have your proxy and voting instruction card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic proxy and voting instruction form. Please see the reverse side of this card for information regarding specific voting deadlines.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your proxy and/or voting instructions. Have your proxy and voting instruction card in hand when you call and then follow the instructions. Please see the reverse side of this card for information regarding specific voting deadlines.

VOTE BY MAIL
Mark, sign and date your proxy and voting instruction card and return it in the postage-paid envelope we have provided or return it to Leidos, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

VOTE CONFIRMATION
You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on May 2, 2025 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX . Vote Confirmation is available 24 hours after your vote is received beginning April 19, 2025, with the final vote tabulation remaining available through June 27, 2025.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by Leidos in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the internet. To sign up for electronic delivery, please follow the instructions above to vote using the internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V64061-P23189 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

leidos

1. Nominees:	**For ↓**	**Against**	**Abstain**
1a. Thomas A. Bell	☐	☐	☐
1b. Gregory R. Dahlberg	☐	☐	☐
1c. David G. Fubini	☐	☐	☐
1d. Noel B. Geer	☐	☐	☐
1e. Tina W. Jonas	☐	☐	☐
1f. Harry M. J. Kraemer, Jr.	☐	☐	☐
1g. Gary S. May	☐	☐	☐
1h. Nancy A. Norton	☐	☐	☐
1i. Patrick M. Shanahan	☐	☐	☐
1j. Robert S. Shapard	☐	☐	☐

	For ↓	**Against**	**Abstain**
VOTE ON PROPOSAL 2 - The Board of Directors recommends a vote FOR proposal 2.			
2. Approve, by an advisory vote, executive compensation.	☐	☐	☐
VOTE ON PROPOSAL 3 - The Board of Directors recommends a vote FOR proposal 3.			
3. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending January 2, 2026.	☐	☐	☐
VOTE ON PROPOSAL 4 - The Board of Directors recommends a vote FOR proposal 4.			
4. Amend Certificate of Incorporation to clarify Rights of Stockholders to Call a Special Meeting.	☐	☐	☐
VOTE ON PROPOSAL 5 - The Board of Directors recommends a vote FOR proposal 5.			
5. Amend Certificate of Incorporation to Limit Liability of Officers as Permitted by Law.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please complete, date, sign and mail promptly in the enclosed envelope which requires no postage.

Please sign EXACTLY as name or names appear(s) hereon. When signing as attorney, executor, trustee, administrator or guardian, please give your full title. If a trust requires the signature of more than one trustee, all required trustees must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

You can view the Leidos Annual Report on Form 10-K and the proxy materials for the Annual Meeting on the Internet at www.proxyvote.com

V64062-P23189

Proxy and Voting Instruction Card for the Annual Meeting of Stockholders - May 2, 2025
This Proxy and Voting Instruction Card are Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Thomas A. Bell, Daniel J. Antal, and Henrique B. Canarim, and each of them, with full power of substitution, as proxies to represent the undersigned and to vote all of the shares of common stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Leidos Holdings, Inc. (the "Company") to be held at the Company's office at 1750 Presidents Street, Reston, VA 20190 on Friday, May 2, 2025, at 9:00 a.m. (local time), and at any adjournment, postponement or continuation thereof (including, if applicable, on any matter which the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made or for the election of a person to the Board of Directors if any nominee named in Proposal 1 becomes unavailable to serve) (the "2025 Annual Meeting of Stockholders"), as indicated on the reverse side.

For stockholders who are participants in the Leidos, Inc. Retirement Plan (the "Leidos Retirement Plan"), the undersigned also hereby instructs the Trustee, Vanguard Fiduciary Trust Company, and any successor, to vote all of the shares of common stock held for the undersigned's account in the Leidos Retirement Plan at the 2025 Annual Meeting of Stockholders, as indicated on the reverse side.

The shares of common stock to which this proxy and voting instruction card relates will be voted as directed. **If this proxy and voting instruction card is properly signed and returned but no instructions are indicated with respect to a particular item, (A) the shares represented by this proxy and voting instruction card which the undersigned is entitled to vote will be voted (i) FOR each of the nominees standing for election as a director, (ii) FOR Proposal 2, (iii) FOR Proposal 3, (iv) FOR Proposal 4, and (v) FOR Proposal 5, and in the discretion of the proxy holders on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof and (B) the shares represented by the proxy and voting instruction card held for the undersigned's account in the Leidos Retirement Plan will be voted in the same proportion as the shares held in the Leidos Retirement Plan for which voting instructions have been received are voted.** The proxy and voting instruction card, if properly executed and delivered in a timely manner, will revoke all prior proxies and voting instruction cards executed and delivered by the undersigned.

For shares not held in the Leidos Retirement Plan, the deadline for submitting a proxy using the Internet or the telephone is 11:59 p.m. Eastern Time on May 1, 2025. For shares held in the Leidos Retirement Plan, the deadline for submitting voting instructions using any of the allowed methods is 11:59 p.m. Eastern Time on April 29, 2025.
Please complete, sign, date and return the Proxy and Voting Instruction Card promptly using the enclosed envelope.

(Continued and to be signed on reverse side.)